UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7123

Dreyfus Growth & Value Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 08/31

Date of reporting period: 08/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Emerging	Leaders	Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus
Emerging Leaders Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Emerging Leaders Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Paul Kandel and Hilary Woods.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced a total return of 10.29% .1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved an 11.35% total return for the same period.2

We attribute these results to a positive environment for stocks driven by improving economic fundamentals during the first half of the reporting period. Stock prices declined mildly during the second half of the reporting period in the face of mounting political and economic uncertainties, but equities retained the majority of their earlier gains. The fund’s return slightly underperformed its benchmark, primarily due to weakness among its technology holdings.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth.The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time.

In choosing stocks, we use a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial conditions.We seek special situations, such as corporate restructurings or management changes that could be a catalyst for stock appreciation.

What other factors influenced the fund’s performance?

Although investors enjoyed better business conditions and a stronger U.S. economy during the first half of the reporting period, they

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
4

became less optimistic during the second half of the reporting period as rising inflationary pressure from soaring commodity prices, future Federal Reserve rate hikes, the geo-political issues in the Middle East, domestic terrorist alerts, and the upcoming U.S. presidential election weighed on the equity markets.

In this environment, the fund invested in several strong performers in the health care sector, particularly among service providers, such as DaVita, Genesis HealthCare, PacifiCare Health Systems and NeighborCare.The timely purchase and sale of stocks such as biotechnology developer Celgene and generic drug manufacturer Andrx further enhanced returns.

The fund also derived notably strong performance from the producer durables and energy sectors, where it held significantly overweighted positions.Among producer durables stocks, the fund emphasized companies positioned to benefit from rising industrial activity and demand. Top performers for the reporting period included industrial machinery maker Terex, industrial maintenance and supply firm MSC Industrial Direct Co., and gas compression services provider Universal Compression Holdings. The fund also benefited from rising defense expenditures through its investment in United Defense Industries. In the energy sector, the fund established a weighting roughly twice that of its benchmark to capitalize on rising demand, limited oil and gas supplies and higher commodity prices. Holdings such as drill pipe provider Grant Prideco, exploration and production company Cabot Oil & Gas, and hybrid exploration & production producer and land driller Unit Corp. generated strong returns relative to the benchmark.

Other market sectors provided weaker results. Many technology stocks declined sharply during the second quarter, as investors became concerned with overall demand, more difficult comparisons going forward, and a more muted earnings outlook by many companies. Semiconductor stocks were particularly hard-hit, and the fund suffered losses in holdings such as Integrated Silicon Solution, Genesis Microchip, Brooks Automation and Lattice Semiconductor.A few other technology holdings declined as well, including United Online, an Internet service provider that faced declining growth rates; and Business Objects S.A., a global enterprise software developer that announced a weak outlook.As these losses more than offset the strong returns from other technology holdings, such as F5 Networks, the fund’s technology positions ultimately underperformed the benchmark.

In the consumer discretionary sector, gains among holdings such as Guitar Center, Station Casinos and Dial were undermined by weak returns from advertising-related holdings Entercom Communications, Valassis Communications and Emmis Communications. A few specialty retailers also provided lackluster returns, including Pacific Sunwear of California, Big Lots and The Pep Boys.Among consumer staples, gains in holdings such as Church & Dwight and Smithfield Foods were undercut by declines in Performance Food Group and Interstate Bakeries.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to emphasize investments in the producer durables and energy sectors in light of what we believe to be positive business fundamentals.The fund also holds a slightly overweighted position in health care stocks, particularly among service providers where we find strong growth prospects and reasonable valuations. On the other hand, the fund holds fewer consumer discretionary stocks than the benchmark, reflecting our concerns over declining consumer sentiment and rising debt levels. We also have de-emphasized the technology sector due to unclear short-term business prospects. As always, we are prepared to change the fund’s composition as market conditions evolve.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund

5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/04
	Inception			From
	Date	1 Year	5 Years	Inception

Fund	9/29/95	10.29%	5.34%	15.69%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 9/29/95 (inception date) to a $10,000 investment made in the Russell 2000 Index on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 6.42
Ending value (after expenses)	$933.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 6.70
Ending value (after expenses)	$1,018.50

  Expenses are equal to the fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—95.2%	Shares	Value ($)

Autos & Transports—4.3%
Cooper Tire & Rubber	675,000	15,282,000
SkyWest	845,000	12,159,550
Trinity Industries	550,000 [b]	15,262,500
		42,704,050
Consumer—14.0%
Church & Dwight	428,000	19,247,160
Entercom Communications	375,000 [a]	14,137,500
Guitar Center	302,000 [a]	12,369,920
Harte-Hanks	750,000	18,607,500
Interstate Bakeries	1,000,000 [a,b]	5,170,000
PETCO Animal Supplies	600,000 [a]	19,872,000
Pacific Sunwear of California	725,000 [a]	13,891,000
Station Casinos	450,000	20,700,000
Valassis Communications	515,000 [a]	14,553,900
		138,548,980
Energy—7.9%
Cabot Oil & Gas	335,000	13,537,350
FMC Technologies	445,000 [a]	13,670,400
Grant Prideco	725,000 [a]	13,245,750
Houston Exploration	245,000 [a]	12,580,750
Superior Energy Services	1,121,600 [a]	12,550,704
Unit Corp.	415,000 [a]	13,031,000
		78,615,954
Financial Services—22.5%
Affiliated Managers Group	330,000 [a,b]	16,186,500
American Capital Strategies	528,500 [b]	16,489,200
Arch Capital Group	430,000 [a]	15,738,000
First Midwest Bancorp	540,000	18,592,200
Flagstar Bancorp	300,000	6,477,000
Global Payments	337,000 [b]	14,949,320
Greater Bay Bancorp	625,000 [b]	17,793,750
Investors Financial Services	300,000 [b]	13,914,000

8

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Montpelier Re Holdings	345,000	11,899,050
New Century Financial	360,000 [b]	19,310,400
Reinsurance Group of America	395,000	15,740,750
Southwest Bancorporation of Texas	850,000	17,918,000
Webster Financial	400,000	19,680,000
Westamerica Bancorporation	348,000	18,353,520
		223,041,690
Health Care—13.4%
Andrx	582,000 [a]	11,733,120
Apria Healthcare Group	570,000 [a]	16,096,800
DaVita	690,000 [a]	20,913,900
Genesis HealthCare	635,000 [a]	19,742,150
LifePoint Hospitals	325,000 [a]	9,389,250
NDCHealth	607,000	8,334,110
NeighborCare	474,000 [a]	12,034,860
Neurocrine Biosciences	125,000 [a]	6,221,250
PacifiCare Health Systems	407,500 [a]	13,288,575
Varian	380,000 [a]	14,941,600
		132,695,615
Materials & Processing—9.4%
Agnico-Eagle Mines	1,100,000	14,971,000
Agrium	944,000	14,679,200
Cambrex	625,000	13,481,250
Crown Holdings	2,050,000 [a]	19,885,000
Olin	900,000	15,201,000
Wausau-Mosinee Paper	1,000,000	15,660,000
		93,877,450
Producer Durables—10.3%
Albany International, Cl. A	430,000	12,534,500
IDEX	533,500	16,389,120
JLG Industries	800,000	11,080,000
MSC Industrial Direct Co., Cl. A	575,000	17,865,250

The Fund
9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Durables (continued)
Terex	350,000 [a]	12,645,500
United Defense Industries	395,000 [a]	15,100,850
Universal Compression Holdings	510,000 [a]	16,733,100
		102,348,320
Technology—9.6%
Anteon International	458,000 [a]	15,045,300
Ask Jeeves	575,000 [a,b]	14,904,000
Business Objects, ADR	375,000 [a,b]	6,967,500
Extreme Networks	2,000,000 [a]	9,300,000
F5 Networks	550,000 [a]	13,513,500
Genesis Microchip	800,000 [a]	9,568,000
Hyperion Solutions	357,500 [a]	13,070,200
Skyworks Solutions	1,600,000 [a]	13,328,000
		95,696,500
Utilities—3.8%
Arch Coal	438,000	14,116,740
Duquesne Light Holdings	600,000 [b]	11,274,000
Puget Energy	530,000	12,142,300
		37,533,040
Total Common Stocks
(cost $738,251,548)		945,061,599

Other Investments—5.4%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $53,872,000)	53,872,000 [c]	53,872,000

10

Investment of Cash Collateral
for Securities Loaned—10.3%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $101,747,131)		101,747,131 [c]	101,747,131

Total Investments (cost $893,870,679)		110.9%	1,100,680,730

Liabilities, Less Cash and Receivables		(10.9%)	(107,822,139)

Net Assets		100.0%	992,858,591

[a] Non-income producing.
[b]	All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on
	loan is $98,367,868 and the total market value of the collateral held by the fund is $101,747,131.
[c]	Investments in affiliated money market mutual funds.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	22.5	Technology	9.6
Money Market Investments	15.7	Materials & Processing	9.4
Consumer	14.0	Other	16.0
Health Care	13.4
Producer Durables	10.3		110.9

† Based on net assets.
See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $98,367,868)—Note 1(b):
Unaffiliated issuers	738,251,548	945,061,599
Affiliated issuers	155,619,131	155,619,131
Cash		266,065
Dividends and interest receivable		751,073
Receivable for shares of Common Stock subscribed		192,417
Prepaid expenses		38,327
		1,101,928,612

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,074,774
Liability for securities on loan—Note 1(b)		101,747,131
Payable for shares of Common Stock redeemed		5,895,225
Accrued expenses		352,891
		109,070,021

Net Assets ($)		992,858,591

Composition of Net Assets ($):
Paid-in capital		853,458,207
Accumulated net realized gain (loss) on investments		(67,409,667)
Accumulated net unrealized appreciation
(depreciation) on investments		206,810,051

Net Assets ($)		992,858,591

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		26,329,042
Net Asset Value, offering and redemption price per share—Note 3(e) ($)		37.71

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $23,029 foreign taxes withheld at source)
Unaffiliated issuers	9,080,075
Affiliated issuers	452,088
Income from securities lending	179,375
Total Income	9,711,538
Expenses:
Management fee—Note 3(a)	10,747,618
Shareholder servicing costs—Note 3(b)	4,637,180
Custodian fees—Note 3(b)	84,479
Prospectus and shareholders’ reports	48,055
Professional fees	45,439
Registration fees	24,484
Directors’ fees and expenses—Note 3(c)	23,670
Loan commitment fees—Note 2	7,787
Interest expense—Note 2	136
Miscellaneous	24,893
Total Expenses	15,643,741
Investment (Loss)—Net	(5,932,203)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	153,626,269
Net unrealized appreciation (depreciation) on investments	(20,290,024)
Net Realized and Unrealized Gain (Loss) on Investments	133,336,245
Net Increase in Net Assets Resulting from Operations	127,404,042

See notes to financial statements.

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(5,932,203)	(5,710,459)
Net realized gain (loss) on investments	153,626,269	(90,398,835)
Net unrealized appreciation
(depreciation) on investments	(20,290,024)	311,744,667
Net Increase (Decrease) in Net Assets
Resulting from Operations	127,404,042	215,635,373

Capital Stock Transactions ($):
Net proceeds from shares sold	316,518,596	238,549,701
Cost of shares redeemed	(621,998,115)	(357,255,243)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(305,479,519)	(118,705,542)
Total Increase (Decrease) in Net Assets	(178,075,477)	96,929,831

Net Assets ($):
Beginning of Period	1,170,934,068	1,074,004,237
End of Period	992,858,591	1,170,934,068

Capital Share Transactions (Shares):
Shares sold	8,304,150	8,303,421
Shares redeemed	(16,228,851)	(12,612,908)
Net Increase (Decrease) in Shares Outstanding	(7,924,701)	(4,309,487)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	34.18	27.85	36.06	40.61	30.35
Investment Operations:
Investment (loss)—net [a]	(.19)	(.16)	(.16)	(.15)	(.14)
Net realized and unrealized
gain (loss) on investments	3.72	6.49	(7.21)	(3.81)	10.47
Total from Investment Operations	3.53	6.33	(7.37)	(3.96)	10.33
Distributions:
Dividends from net realized
gain on investments	—	—	(.84)	(.59)	(.07)
Net asset value, end of period	37.71	34.18	27.85	36.06	40.61

Total Return (%)	10.29	22.77	(20.78)	(9.80)	34.07

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31	1.38	1.34	1.29	1.26
Ratio of net investment (loss)
to average net assets	(.50)	(.56)	(.49)	(.39)	(.37)
Portfolio Turnover Rate	47.66	50.27	36.24	77.63	76.00

Net Assets, end of period
($ x 1,000)	992,859	1,170,934	1,074,004	1,379,534	1,322,996

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund

15

NOTES TO FINANCIAL STATEMENTS

16

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series,including the fund.The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination,all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market

The Fund

17

NOTES TO FINANCIAL STATEMENTS (continued)
18

value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned,in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $65,693,181 and unrealized appreciation $205,093,565.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2011.

During the period ended August 31,2004,as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $5,932,203 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2004 was approximately $9,600, with a related weighted average annualized interest rate of 1.42% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, the fund was charged $2,985,449 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)
20

During the period ended August 31, 2004, the fund was charged $187,111 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $84,479 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $820,384, shareholder services plan fees $210,390, custody fees $14,000 and transfer agency per account fees $30,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

(f) During the period ended August 31, 2004, the fund incurred total brokerage commissions of $2,475,293, of which $5,380 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $543,486,161 and $835,694,664, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $895,587,165; accordingly, accumulated net unrealized appreciation on investments was $205,093,565, consisting of $236,523,455 gross unrealized appreciation and $31,429,890 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

22
Shareholders and Board of Directors Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

23

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
24

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Fund

25

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

26

NOTES

For More	Information

Dreyfus	Transfer Agent &
Emerging Leaders Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0259AR0804

Effective October 5, 2004, investment decisions for the fund are made by the Large Cap Value Team (the “Team”) of The Boston Company Asset Management, LLC, an affiliate of The Dreyfus Corporation (“Dreyfus”). The members of the Team are Brian Ferguson (chairman of the Team),William E. Costello, Robert J. Eastman and J. David Macey. Each member of the Team is also an employee of Dreyfus.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Financial Futures
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus

Large Company Value Fund

The Fund

2

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Large Company Value Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced a total return of 12.22% .1 This compares with the performance of the fund’s benchmark, the Russell 1000 Value Index (the “Index”), which produced a total return of 17.52% for the same period.2

We attribute these results to improving economic fundamentals during the first half of the reporting period, which led to gains for many stocks. Most stocks declined during the second half of the reporting period, however, amid mounting political and economic uncertainties. While traditionally defensive value-oriented issues generally maintained their price levels better than more growth-oriented stocks, disappointing individual investments in several market sectors caused the fund’s performance to lag the benchmark.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, it normally invests at least 80% of its total assets in large capitalization stocks. Large capitalization stocks are those with a market capitalization in excess of $5 billion at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those issued in initial public offerings.

In choosing stocks, the fund employs a “bottom-up” approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase, such as a corporate restructuring or a change in management. We use fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the S&P 500 and a long-term projected earnings growth rate greater than or equal to that of the S&P 500.The manager selects stocks based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4
  Growth, in this case the sustainability or growth of earnings or cash flow; and
  Financial profile, which measures the financial health of the company.

The fund typically sells a security when we believe there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

What other factors influenced the fund’s performance?

Sharply rising oil and gas prices helped the energy sector rank as the benchmark’s strongest industry group during the reporting period. The fund participated in the sector’s rise with investments in service companies, such as BJ Services, and independent producers, including XTO Energy and Anadarko Petroleum. Utilities also benefited from rising levels of industrial activity, and the fund participated in companies, such as TXU, that outperformed the benchmark.

During the second half of the reporting period, the traditionally defensive consumer staples sector gained value amid mounting political and economic uncertainties. Although the fund maintained relatively limited exposure to consumer staples stocks, strong individual stock selections including Smithfield Foods delivered strong returns compared to the benchmark.

Most other market sectors produced positive returns for the fund, despite mixed results from some individual holdings. Among financial stocks, New York Community Bancorp and Knight Trading Group suffered declines when they encountered short-term business challenges. However, other financial holdings, such as Countrywide Financial and Washington Mutual, benefited from unexpectedly stable interest rates, and GreenPoint Financial rose on an attractive buyout offer. In the industrials sector, gains in diversified conglomerate Tyco International offset declines in Corinthian Colleges. Similarly, in the telecommunication services area, gains in Verizon Communications offset losses in MCI. In the materials and processing sector, Sonoco Products was a strong performer for the fund.

The fund faced stiffer challenges in the consumer discretionary area, where gains in recreation-oriented stocks, such as Mandalay Resort Group, were undermined by weakness among retailers that failed to meet sales targets, including Federated Department Stores and TJX. In addition, prices of media stocks declined due to weak advertising revenues, affecting fund holdings Liberty Media and Viacom. In the health care area, the fund benefited from gains in Fischer Scientific International. Finally, in the relatively small technology sector, several holdings experienced losses, most notably Hewlett-Packard, Lucent Technologies, Sandisk, Agilent Technologies and Oracle.

What is the fund’s current strategy?

As of the end of the reporting period, the fund allocated roughly the same proportion to various investment sectors as the benchmark. Exceptions include health care, where the fund maintained relatively heavy exposure to take advantage of what we believe to be attractive valuations among pharmaceutical companies; utilities, where the fund held an underweighted position because of what we regard as the industry group’s generally rich valuations and low rates of growth; and Industrials where the fund was underweight with the intention of moving towards a market weight.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund

5

FUND PERFORMANCE
Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund and the Russell 1000 Value Index

Average Annual Total Returns	as of 8/31/04
	1 Year	5 Years	10 Years

Fund	12.22%	1.23%	9.65%
† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Large Company Value Fund on 8/31/94 to a $10,000 investment made on that date in the Russell 1000 Value Index (the “Index”).All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Company Value Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 6.60
Ending value (after expenses)	$974.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 6.75
Ending value (after expenses)	$1,018.45

  Expenses are equal to the fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—92.4%	Shares		Value ($)

Capital Markets—3.9%
Bank of New York	10,000		298,000
Goldman Sachs Group	5,000		448,250
Merrill Lynch	17,000		868,190
Morgan Stanley	14,400		730,512
			2,344,952
Consumer Discretionary—10.9%
Advance Auto Parts	8,000	[a]	296,480
Clear Channel Communications	4,100		137,391
Comcast, Cl. A	21,204	[a]	597,317
Disney (Walt)	18,500		415,325
Eastman Kodak	7,000		207,060
Federated Department Stores	7,000		303,800
Gap	14,000		262,360
Hilton Hotels	17,000		303,450
Home Depot	9,000		329,040
J.C. Penny	6,000		229,920
Lamar Advertising, Cl. A	8,000	[a]	349,520
Liberty Media, Cl. A	30,200	[a]	269,082
Michaels Stores	6,000		343,980
Royal Caribbean Cruises	8,000	[b]	330,400
TJX Cos.	14,000		296,240
Time Warner	52,000	[a]	850,200
Tupperware	17,000		290,190
Viacom, Cl. B	16,000		532,960
Wendy’s International	4,000		137,480
			6,482,195
Consumer Finance—1.7%
American Express	6,400		320,128
Capital One Financial	5,000		338,800
MBNA	13,600		328,304
			987,232
Consumer Staples—5.4%
Altria Group	21,200		1,037,740
Dean Foods	9,000	[a]	333,630

8

Common Stocks (continued)	Shares		Value ($)

Consumer Staples (continued)
General Mills	4,000		189,000
Kellogg	7,000		293,860
Kimberly-Clark	4,000		266,800
PepsiCo	7,800		390,000
Sara Lee	13,000		287,690
Smithfield Foods	15,000	[a]	385,500
			3,184,220
Energy—10.6%
Anadarko Petroleum	6,000		355,320
BJ Services	8,000	[a]	384,400
ChevronTexaco	11,000		1,072,500
CoconoPhillips	8,000		595,440
Exxon Mobil	75,442		3,477,876
Schlumberger	6,000		370,800
			6,256,336
Finance—22.5%
Bank of America	52,548		2,363,609
CIT Group	10,000		357,400
Citigroup	60,207		2,804,442
Countrywide Financial	10,800		383,940
Developers Diversified Realty	6,000		226,260
Doral Financial	6,000		244,020
Fannie Mae	10,200		759,390
Freddie Mac	5,700		382,584
Fifth Third Bancorp	6,000		298,860
GreenPoint Financial	15,000		660,750
JPMorgan Chase & Co.	23,976		948,970
Knight Trading Group, Cl. A	15,400	[a]	139,524
New York Community Bancorp	33,333		711,659
U.S. Bancorp	24,000		708,000
Wachovia	15,000		703,650
Washington Mutual	8,000		310,640
Wells Fargo & Company	22,600		1,327,750
			13,331,448

The Fund
9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—6.3%
Becton, Dickinson & Co.	6,000	288,720
Bristol-Myers Squibb	14,000	332,220
DaVita	12,000 [a]	363,720
Fisher Scientific International	7,000 [a]	398,790
Hospira	12,000 [a]	332,400
IVAX	23,750 [a]	459,800
Merck & Co.	13,500	607,095
Novartis, ADR	7,000	325,150
Pfizer	9,000	294,030
Schering-Plough	17,000	313,820
		3,715,745
Industrials—6.6%
Caterpillar	4,000	290,800
Cooper Industries, Cl. A	6,000	331,320
Corinthian Colleges	8,000 [a]	90,960
Deere & Co.	6,000	379,620
Grainger (W.W.)	6,000	320,460
Illinois Tool Works	4,000	365,160
Manpower	7,000	295,610
Norfolk Southern	15,000	426,000
Republic Services	15,000	419,250
Rockwell Collins	7,000	240,730
Tyco International	12,000	375,840
United Technologies	4,000	375,640
		3,911,390
Information Technology—5.5%
Agilent Technologies	6,000 [a]	123,000
Amdocs	10,000 [a]	201,000
Computer Sciences	7,000 [a]	324,450
Hewlett-Packard	39,790	711,843
International Business Machines	10,300	872,307
Lucent Technologies	50,000 [a]	156,500
Microsoft	25,000	682,500
Motorola	11,600	187,340
		3,258,940
Insurance—4.1%
American International Group	11,129	792,830

10

Common Stocks (continued)	Shares	Value ($)

Insurance (continued)
Axis Capital Holdings	11,900	284,053
Fidelity National Financial	14,200	534,630
Reinsurance Group of America	8,100	322,785
Willis Group	14,200	496,574
		2,430,872
Materials—6.2%
Air Products & Chemicals	7,000	366,660
Alcoa	8,200	265,516
du Pont (E.I.) de Nemours	10,800	456,408
International Paper	7,500	300,150
Olin	11,000	185,790
PPG Industries	5,000	298,850
Placer Dome	18,000 [b]	315,360
Praxair	13,000	527,540
Sigma-Aldrich	3,000	171,870
Sonoco Products	16,000	414,560
Weyerhaeuser	5,500	343,805
		3,646,509
Telecommunication Services—4.3%
BellSouth	11,500	307,740
SBC Communications	26,758	690,089
Sprint	14,500	285,360
Verizon Communications	32,000	1,256,000
		2,539,189
Utilities—4.4%
Ameren	7,000	327,530
Consolidated Edison	8,000	337,600
Dominion Resources	5,000	324,450
Exelon	7,600	280,060
FPL Group	5,000 [b]	346,000
KeySpan	6,000	228,600
PG&E	15,000 [a]	437,850
Southern	10,000	303,500
		2,585,590
Total Common Stocks
(cost $44,272,193)	54,674,618

	The Fund	11

STATEMENT OF INVESTMENTS (continued)

Principal
Short-Term Investments—7.5%	Amount ($)	Value ($)

U.S. Treasury Bills:
1.29%, 9/2/2004	1,636,000	1,635,934
1.32%, 9/9/2004	200,000	199,938
1.29%, 9/16/2004	2,084,000	2,082,750
1.38%, 9/23/2004	101,000	100,912
1.41%, 11/12/2004	442,000 [c]	440,692
Total Short-Term Investments
(cost $4,460,437)		4,460,226

Investment of Cash Collateral
for Securities Loaned—1.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,015,000)	1,015,000 [d]	1,015,000

Total Investments (cost $49,747,630)	101.6%	60,149,844
Liabilities, Less Cash and Receivables	(1.6%)	(959,928)
Net Assets	100.0%	59,189,916

a Non-income producing. b All of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $991,760 and the total market value of the collateral held by the fund is $1,015,000. c Partially held by a broker as collateral for open financial futures positions. d Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Finance	22.5	Materials	6.2
Consumer Discretionary	10.9	Information Technology	5.5
Energy	10.6	Consumer Staples	5.4
Short-Term/		Utilities	4.4
Money Market Investments	9.2	Other	14.0
Industrials	6.6	Futures contracts	(.1)
Health Care	6.3		101.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF FINANCIAL FUTURES

August 31, 2004

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 8/31/2004 ($)

Financial Futures Long
Standard & Poor’s 500	6	1,656,150	September 2004	(44,625)

See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $991,760)—Note 1(c):
Unaffiliated issuers	48,732,630	59,134,844
Affiliated issuers	1,015,000	1,015,000
Cash		90,573
Dividends and interest receivable		102,239
Receivable for futures variation margin—Note 4		7,650
Receivable for shares of Common Stock subscribed		6,410
Prepaid expenses		3,448
		60,360,164

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—3(b)		60,649
Liability for securities on loan—Note 1(c)		1,015,000
Payable for shares of Common Stock redeemed		36,678
Accrued expenses		57,921
		1,170,248

Net Assets ($)		59,189,916

Composition of Net Assets ($):
Paid-in capital		51,517,519
Accumulated undistributed investment income—net		449,395
Accumulated net realized gain (loss) on investments		(3,134,587)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($44,625) net unrealized
(depreciation) on financial futures]		10,357,589

Net Assets ($)		59,189,916

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		3,132,451
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		18.90

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $1,288 foreign taxes withheld at source)	1,271,372
Interest	19,324
Income from securities lending	1,259
Total Income	1,291,955
Expenses:
Management fee—Note 3(a)	464,462
Shareholder servicing costs—Note 3(b)	254,978
Professional fees	64,805
Registration fees	19,961
Prospectus and shareholders’ reports	15,409
Custodian fees—Note 3(b)	13,020
Directors’ fees and expenses—Note 3(c)	1,402
Interest expense—Note 2	486
Loan commitment fees—Note 2	2
Miscellaneous	4,441
Total Expenses	838,966
Less—expense reduction in custody fees due
to earnings credits—Note 1(c)	(68)
Net Expenses	838,898
Investment Income—Net	453,057

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,691,348
Net realized gain (loss) on financial futures	123,898
Net Realized Gain (Loss)	4,815,246
Net unrealized appreciation (depreciation)
on investments [including ($44,625) net
unrealized depreciation on financial futures]	1,914,542
Net Realized and Unrealized Gain (Loss) on Investments	6,729,788
Net Increase in Net Assets Resulting from Operations	7,182,845

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended August 31,

	2004	2003

Operations ($):
Investment income—net	453,057	449,953
Net realized gain (loss) on investments	4,815,246	(4,988,206)
Net unrealized appreciation
(depreciation) on investments	1,914,542	8,461,390
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,182,845	3,923,137

Dividends to Shareholders from ($):
Investment income—net	(450,145)	(523,888)

Capital Stock Transactions ($):
Net proceeds from shares sold	8,882,383	5,804,940
Dividends reinvested	432,715	508,603
Cost of shares redeemed	(22,849,928)	(12,288,513)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,534,830)	(5,974,970)
Total Increase (Decrease) in Net Assets	(6,802,130)	(2,575,721)

Net Assets ($):
Beginning of Period	65,992,046	68,567,767
End of Period	59,189,916	65,992,046
Undistributed investment income—net	449,395	449,776

Capital Share Transactions (Shares):
Shares sold	478,082	375,358
Shares issued for dividends reinvested	24,161	32,984
Shares redeemed	(1,258,232)	(807,364)
Net Increase (Decrease) in Shares Outstanding	(755,989)	(399,022)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

			Ten Months Ended
	Year Ended August 31,			August 31,	Year Ended October 31,

	2004	2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	16.97	15.99	19.70	22.51	24.04	21.23
Investment Operations:
Investment income—net [b]	.13	.11	.12	.12	.09	.13
Net realized and unrealized
gain (loss) on investments	1.94	1.00	(2.64)	(1.71)	1.42	2.77
Total from
Investment Operations	2.07	1.11	(2.52)	(1.59)	1.51	2.90
Distributions:
Dividends from investment
income—net	(.14)	(.13)	(.10)	(.12)	(.13)	(.09)
Dividends from net realized
gain on investments	—	—	(1.09)	(1.10)	(2.91)	—
Total Distributions	(.14)	(.13)	(1.19)	(1.22)	(3.04)	(.09)
Net asset value,
end of period	18.90	16.97	15.99	19.70	22.51	24.04

Total Return (%)	12.22	7.00	(13.49)	(7.29)[c]	7.11	13.71

Ratios/
Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.32	1.25	.99[c]	1.23	1.26
Ratio of net expenses to
average net assets	1.35	1.32	1.25	.99[c]	1.23	1.26
Ratio of net investment
income to average
net assets	.73	.72	.66	.59[c]	.43	.55
Portfolio Turnover Rate	58.15	58.45	50.61	89.62[c]	152.15	141.99

Net Assets, end of period
($ x 1,000)	59,190	65,992	68,568	86,062	94,468	121,861
[a]	The fund changed its fiscal year end from October 31 to August 31.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

					The Fund	17

NOTES TO FINANCIAL STATEMENTS

18

NOTE 1—Significant Accounting Policies:

Dreyfus Large Company Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)
20

rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net real-

ized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $449,395, accumulated capital losses $3,070,358 and unrealized appreciation $10,293,360.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003 were as follows: ordinary income $450,145 and $523,888, respectively.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $3,293 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2004 was approximately $32,200 with a related weighted average annualized interest rate of 1.51% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, the fund was charged $154,821 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $45,755 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $13,020 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $36,829, shareholder services plan fees $12,276, custodian fees $2,944 and transfer agency per account fees $8,600.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2004, amounted to $34,589,882 and $51,636,530, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2004, are set forth in the Statement of Financial Futures.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

At August 31, 2004, the cost of investments for federal income tax purposes was $49,856,484; accordingly, accumulated net unrealized appreciation on investments was $10,293,360, consisting of $11,594,381 gross unrealized appreciation and $1,301,021 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Large Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Large Company Value Fund, (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S generally accepted accounting principles.

New York, New York October 11, 2004

The Fund

25

IMPORTANT TAX INFORMATION (Unaudited)

26

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51

———————
Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of
  Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Fund

29

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

30

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Dreyfus	Transfer Agent &
Large Company Value Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0251AR0804

Dreyfus

Midcap Value Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus
Midcap Value Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Midcap Value Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Peter Higgins and David Daglio.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Peter Higgins and David Daglio, Portfolio Managers

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, Dreyfus Midcap Value Fund produced a 14.26% total return.1 This compares with the 21.12% return provided by the fund’s benchmark, the Russell Midcap Value Index (the “Index”), for the same period.2

An improving economy during the first half of the reporting period helped drive prices of many midcap stocks higher, helping them produce higher returns than their small- and large-cap counterparts. However, a lackluster market environment during the second half of the reporting period resulted in more modest gains for stocks in all capitalization ranges. The fund’s return underperformed its benchmark, largely because the fund maintained relatively light exposure to the financial sector, where a number of stocks produced above-average returns for the reporting period overall.

What is the fund’s investment approach?

The fund’s goal is to surpass the performance of the Index by investing in midcap companies that we believe are inexpensive relative to certain financial measurements of their intrinsic worth, profitability or business prospects.

We identify potential investments through extensive quantitative and fundamental research.When selecting stocks for the fund, we emphasize three key factors:

  Value, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures;
  Business health, as defined by the company’s overall efficiency and profitability; and
  Business momentum, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock’s price in the near term.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

What other factors influenced the fund’s performance?

During the first half of the reporting period, the economy appeared poised to strengthen, as the 2003 tax cuts and low interest rates helped support consumer spending, and corporations began to feel more comfortable investing in productivity-improving technologies. As a result, corporate earnings began to improve, and many stocks posted strong gains. By the second half of the reporting period, however, economic growth began to weaken, and investors became increasingly concerned that renewed inflationary pressures might lead to higher interest rates. A number of non-economic concerns also weighed heavily on the market, including persistent instability in Iraq and the uncertainty related to the U.S. presidential elections.

In this environment, the fund’s strongest returns stemmed from its holdings in the energy, basic industries, consumer services and health care sectors.The fund benefited from its relatively heavy exposure to energy stocks, which gained value as oil prices rose. We emphasized refineries and energy services companies, both of which fared well during the reporting period. Several stocks within the basic industries group also produced above-average returns, including Massey Energy, a leading U.S. coal miner, which benefited from the rising use of coal in steel manufacturing, and U.S. Steel, which benefited from greater global demand for construction materials.

In the consumer services area, mass-merchandise retailer Kmart represented the fund’s top performer for the reporting period as the company emerged from bankruptcy, and we sold the fund’s position in Kmart when its stock reached our price target. Other winners within the consumer services sector included retail apparel chain Kohl’s, electronics retailer Circuit City Stores and specialty clothing seller Abercrombie & Fitch.The fund’s better-performing healthcare stocks were more varied, with gains reported in a wide range of stocks within the group.

On the other hand, the fund’s returns were hindered by its limited representation in the financial services area, an industry group that produced relatively strong returns. In addition, because we focused on brokerage firms, which suffered when the stock market declined, our stock selection strategy in the financial services area held back the fund’s performance. Other detractors from performance included semiconductor, software and contract-manufacturer stocks in the technology sector. Stocks in these industries fell sharply when sales and earnings forecasts later in the reporting period disappointed analysts.

What is the fund’s current strategy?

As of the end of the reporting period, we have found what we believe to be a relatively large number of investment opportunities in the energy, health care, technology and consumer services sectors, where stock valuations seem low to us compared to business fundamentals. Conversely, the fund has smaller weightings in the basic industries, capital goods, financial services and utilities areas, primarily because we trimmed our holdings after many stocks in these sectors performed well.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund

5

FUND PERFORMANCE
Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the
Russell Midcap Value Index

Average Annual Total Returns	as of 8/31/04
	Inception			From
	Date	1 Year	5 Years	Inception

Fund	9/29/95	14.26%	10.20%	15.52%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 9/29/95 (inception date) to a $10,000 investment made in the Russell Midcap Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 5.73
Ending value (after expenses)	$915.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 6.04
Ending value (after expenses)	$1,019.15

† Expenses are equal to the fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	The Fund	7

>
STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—100.0%	Shares	Value ($)

Basic Industries—6.3%
Abitibi-Consolidated	1,457,400	8,627,808
Bowater	275,700 [a]	9,905,901
Eastman Chemical	66,000	3,070,980
Great Lakes Chemical	294,300	7,687,116
International Steel Group	320,000 [b]	9,728,000
Massey Energy	359,920	9,904,998
Peabody Energy	40,500	2,159,460
Smurfit-Stone Container	303,000 [b]	5,375,220
Timken	289,700	6,735,525
United States Steel	287,800 [a]	10,622,698
		73,817,706
Capital Goods—4.8%
AGCO	249,800 [b]	4,993,502
CommScope	197,900 [b]	3,932,273
Dana	265,200	5,004,324
Flowserve	262,670 [b]	6,025,650
Fluor	35,700	1,526,175
General Dynamics	38,600	3,768,904
NCR	100,600 [b]	4,443,502
Navistar International	692,300 [b]	24,770,494
SPX	71,600	2,612,684
		57,077,508
Chemicals—.4%
NOVA Chemicals	138,100	4,463,392
Consumer Durables—1.2%
Centex	197,000	9,016,690
Stanley Works	104,300	4,512,018
		13,528,708
Consumer Non-Durables—3.6%
Del Monte Foods	1,476,700 [b]	15,579,185
General Mills	125,600	5,934,600
H.J. Heinz	69,000	2,615,790
Kellogg	137,300	5,763,854

8

Common Stocks (continued)	Shares	Value ($)

Consumer Non-Durables (continued)
Mattel	57,200	920,348
Polo Ralph Lauren	56,500	2,063,945
Reader's Digest Association	673,910	9,583,000
		42,460,722
Consumer Services—17.7%
Abercrombie & Fitch, Cl. A	496,400 [a]	13,899,200
Advance Auto Parts	342,700 [b]	12,700,462
AutoZone	112,400 [b]	8,324,344
Brinker International	199,500 [b]	6,074,775
Career Education	309,610 [b]	9,548,372
Circuit City Stores—Circuit City Group	1,390,300	18,032,191
Citadel Broadcasting	573,990 [b]	8,265,456
Clear Channel Communications	516,700	17,314,617
DST Systems	158,980 [b]	7,192,255
Dollar Tree Stores	320,200 [b]	7,527,902
EarthLink	773,040 [b]	7,738,131
Kmart	10 [a,b]	766
Kroger	678,900 [b]	11,222,217
Linens 'n Things	342,900 [b]	8,599,932
Office Depot	1,093,300 [b]	17,503,733
Omnicom Group	207,200	14,257,432
Performance Food Group	519,700 [a,b]	11,433,400
R. R. Donnelley & Sons	230,262	7,075,951
Rent-A-Center	114,300 [b]	3,440,430
Ross Stores	349,200	7,385,580
Safeway	541,490 [b]	10,938,098
		208,475,244
Energy—9.5%
Chesapeake Energy	634,600 [a]	8,966,898
ENSCO International	88,600	2,583,576
GlobalSantaFe	630,727 [a]	17,584,669
Grant Prideco	401,860 [b]	7,341,982
Kerr-McGee	96,700	5,103,826

The Fund
9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Marathon Oil	92,800	3,365,856
Nabors Industries	234,340 [b]	10,334,394
Noble	144,800 [b]	5,823,856
Patterson-UTI Energy	889,220	15,401,290
Tidewater	244,500	7,134,510
Transocean	418,800 [b]	12,857,160
Valero Energy	123,850	8,177,816
Weatherford International	169,200 [b]	7,840,728
		112,516,561
Financial Services—14.4%
Acxiom	285,700	6,419,679
Archstone-Smith Trust	157,200	4,912,500
CIT Group	321,100	11,476,114
Charter One Financial	10	445
Comerica	160,900	9,678,135
E*TRADE Financial	1,769,580 [b]	20,845,652
Equity Office Properties Trust	334,900	9,564,744
Genworth Financial, Cl. A	864,350	19,646,676
Hartford Financial Services Group	30,600	1,871,496
Janus Capital Group	735,600	10,107,144
Knight Trading Group	1,883,480 [b]	17,064,329
MBIA	93,500	5,354,745
PMI Group	345,700	14,356,921
PNC Financial Services Group	43,800	2,350,746
PartnerRe	62,500	3,208,125
Radian Group	119,590	5,297,837
UnumProvident	1,734,040	28,056,767
		170,212,055
Food and Household Products—.3%
Krispy Kreme Doughnuts	260,800 [a,b]	3,359,104
Forest Products and Paper—.5%
Domtar	458,000	5,532,640
Health Care—11.4%
AmerisourceBergen	86,100	4,658,010
Barr Pharmaceuticals	429,600 [b]	16,870,392
Biovail	1,104,890 [b]	16,750,132

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Boston Scientific	382,200 [b]	13,656,006
Cardinal Health	359,600	16,253,920
Cephalon	160,000 [b]	7,521,600
Express Scripts	114,100 [b]	7,211,120
IVAX	693,425 [b]	13,424,708
King Pharmaceuticals	803,080 [b]	10,006,377
Medco Health Solutions	191,200 [b]	5,971,176
Omnicare	222,500	6,439,150
Pharmaceutical Product Development	96,160 [b]	3,264,632
Shire Pharmaceuticals Group, ADR	223,400	5,790,528
Watson Pharmaceuticals	262,500 [b]	7,229,250
		135,047,001
Insurance—1.8%
Assurant	181,400	4,814,356
Conseco	754,400 [a,b]	12,824,800
Reinsurance Group of America	104,500	4,164,325
		21,803,481
Leisure and Tourism—.6%
Orbitz, Cl. A	405,500 [b]	7,513,915
Technology—19.5%
Advanced Micro Devices	858,300 [b]	9,810,369
Agere Systems, Cl. A	8,866,300 [b]	10,728,223
Atmel	1,659,520 [b]	5,791,725
Axcelis Technologies	789,700 [b]	6,159,660
BearingPoint	1,184,300 [b]	9,557,301
Ceridian	411,300 [b]	7,604,937
Compuware	2,268,700 [b]	10,277,211
Conexant Systems	1,291,900 [b]	1,924,931
DuPont Photomasks	234,770 [a,b]	3,667,107
Fairchild Semiconductor, Cl. A	1,072,945 [b]	13,229,412
Flextronics International	1,967,680 [b]	24,418,909
Gateway	1,050,300 [b]	4,610,817
Infineon Technologies, ADR	565,500 [b]	5,547,555
JDS Uniphase	3,331,400 [b]	10,360,654
Lam Research	464,400 [b]	10,007,820
Maxtor	867,600 [b]	3,643,920

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
McAfee	141,500 [b]	2,798,870
McDATA, Cl. A	514,800 [b]	2,656,368
McDATA, Cl. B	56,700 [a,b]	281,799
NVIDIA	247,500 [b]	3,083,850
Parametric Technology	980,400 [b]	4,774,549
PeopleSoft	377,000 [b]	6,559,800
QLogic	222,300 [b]	5,804,253
SEI Investments	189,300	6,186,324
Sanmina-SCI	1,747,740 [b]	12,094,361
Semiconductor Manufacturing
International, ADR	232,900 [b]	2,366,264
Solectron	430,570 [b]	2,221,741
Synopsys	794,370 [b]	12,678,145
3Com	997,869 [b]	4,500,389
Teradyne	651,600 [b]	8,386,092
United Microelectronics, ADR	4,219,438 [b]	16,033,865
Vishay Intertechnology	191,700 [b]	2,444,175
		230,211,396
Telecommunications—.5%
Sprint (FON Group)	282,600	5,561,568
Transportation—1.6%
Continental Airlines Cl. B	622,300 [a,b]	6,005,195
Swift Transportation	296,040 [b]	5,382,007
Yellow Roadway	175,920 [a,b]	7,219,757
		18,606,959
Utilities—5.9%
Calpine	5,403,470 [a,b]	18,479,867
DTE Energy	73,600	3,041,152
Dominion Resources	64,300	4,172,427
Entergy	182,500	11,004,750
Exelon	116,200	4,281,970
FirstEnergy	117,100	4,712,104
Nextel Communications, Cl. A	843,200 [b]	19,553,808
PPL	81,000	3,874,230
		69,120,308
Total Common Stocks
(cost $1,144,818,256)		1,179,308,268

12

Investment of Cash Collateral
for Securities Loaned—5.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $63,814,088)		63,814,088 [c]	63,814,088

Total Investments (cost $1,208,632,344)		105.4%	1,243,122,356
Liabilities, Less Cash and Receivables		(5.4%)	(63,242,777)
Net Assets		100.0%	1,179,879,579

[a]	All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund's securities on
	loan is $59,241,429 and the total market value of the collateral held by the fund is $63,814,088.
[b] Non-income producing.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary †
	Value (%)		Value (%)

Technology	19.5	Basic Industries	6.3
Consumer Services	17.7	Utilities	5.9
Financial Services	14.4	Money Market Investments	5.4
Health Care	11.4	Other	15.3
Energy	9.5		105.4

† Based on net assets.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $59,241,429)—Note 1(b):
Unaffiliated issuers	1,144,818,256	1,179,308,268
Affiliated issuers	63,814,088	63,814,088
Receivable for investment securities sold		24,361,819
Dividends and interest receivable		868,124
Receivable for shares of Common Stock subscribed		185,132
Prepaid expenses		39,026
		1,268,576,457

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,074,220
Cash overdraft due to Custodian		5,620,605
Liability for securities on loan—Note 1(b)		63,814,088
Payable for investment securities purchased		14,829,861
Payable for shares of Common Stock redeemed		1,499,429
Bank loan payable—Note 2		1,200,000
Accrued expenses		658,675
		88,696,878

Net Assets ($)		1,179,879,579

Composition of Net Assets ($):
Paid-in capital		1,266,591,622
Accumulated net realized gain (loss) on investments		(121,202,055)
Accumulated net unrealized appreciation
(depreciation) on investments		34,490,012

Net Assets ($)		1,179,879,579

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		43,303,378
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		27.25

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $11,617 foreign taxes withheld at source)	9,393,813
Income from securities lending	600,963
Interest	65,301
Total Income	10,060,077
Expenses:
Management fee—Note 3(a)	9,311,558
Shareholder servicing costs—Note 3(b)	5,016,921
Custodian fees—Note 3(b)	122,308
Prospectus and shareholders' reports	65,058
Professional fees	60,565
Registration fees	26,334
Directors' fees and expenses—Note 3(c)	23,756
Interest expense—Note 2	20,084
Loan commitment fees—Note 2	40
Miscellaneous	27,212
Total Expenses	14,673,836
Investment (Loss)—Net	(4,613,759)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	257,214,747
Net unrealized appreciation (depreciation) on investments	(109,766,086)
Net Realized and Unrealized Gain (Loss) on Investments	147,448,661
Net Increase in Net Assets Resulting from Operations	142,834,902

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(4,613,759)	(3,304,357)
Net realized gain (loss) on investments	257,214,747	(121,055,970)
Net unrealized appreciation
(depreciation) on investments	(109,766,086)	370,254,431
Net Increase (Decrease) in Net Assets
Resulting from Operations	142,834,902	245,894,104

Capital Stock Transactions ($):
Net proceeds from shares sold	529,016,395	288,289,837
Cost of shares redeemed	(497,325,872)	(329,098,606)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	31,690,523	(40,808,769)
Total Increase (Decrease) in Net Assets	174,525,425	205,085,335

Net Assets ($):
Beginning of Period	1,005,354,154	800,268,819
End of Period	1,179,879,579	1,005,354,154

Capital Share Transactions (Shares):
Shares sold	19,263,012	14,813,268
Shares redeemed	(18,115,151)	(18,190,831)
Net Increase (Decrease) in Shares Outstanding	1,147,861	(3,377,563)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	23.85	17.58	26.33	28.11	21.70
Investment Operations:
Investment (loss)—net [a]	(.10)	(.08)	(.12)	(.06)	(.09)
Net realized and unrealized
gain (loss) on investments	3.50	6.35	(6.92)	1.56	7.74
Total from Investment Operations	3.40	6.27	(7.04)	1.50	7.65
Distributions:
Dividends from net realized
gain on investments	—	—	(1.71)	(3.28)	(1.24)
Net asset value, end of period	27.25	23.85	17.58	26.33	28.11

Total Return (%)	14.26	35.67	(28.81)	7.02	37.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.35	1.20	1.15	1.31
Ratio of net investment
(loss) to average net assets	(.37)	(.43)	(.51)	(.20)	(.38)
Portfolio Turnover Rate	145.33	158.01	177.31	191.89	242.27

Net Assets, end of period
($ x 1,000)	1,179,880	1,005,354	800,269	1,136,242	189,044

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund

17

NOTES TO FINANCIAL STATEMENTS

18

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series that offers thirteen series, including the fund.The fund’s investment objective is to surpass the performance of the Russell Midcap Value Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors.Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)
20

collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $56,872,694 and unrealized depreciation $29,839,349.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2011.

During the period ended August 31, 2004, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $4,613,759, increased accumulated net realized gain (loss) on investments by $154,613 and decreased paid-in capital by $4,768,372. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2004 was approximately $1,209,300 with a related weighted average annualized interest rate of 1.66% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts,such as answering shareholder inquiries regarding the fund and providing reports and other information,and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

Service Agents. During the period ended August 31, 2004, the fund was charged $3,103,853 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $297,329 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $122,308 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $750,017, shareholder services plan fees $250,006, custodian fees $24,197 and transfer agency per account fees $50,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2004, redemption fees charged and retained by the fund amounted to $154.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $1,825,134,977 and $1,780,420,610, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $1,272,961,705; accordingly, accumulated net unrealized depreciation on investments was $29,839,349, consisting of $129,201,512 gross unrealized appreciation and $159,040,861 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

24
Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51

———————
Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager—Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Fund

27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

28

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

For More	Information

Dreyfus	Transfer Agent &
Midcap Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0258AR0804

Dreyfus Premier Future Leaders Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier Future Leaders Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Future Leaders Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Paul Kandel and Hilary Woods.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 5.27% for Class A shares, 4.45% for Class B shares, 4.51% for Class C shares, 5.67% for Class R shares and 4.72% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a total return of 11.35% for the same period.2

We attribute these results to a positive environment for most small-cap equities in an environment of continued economic growth and supportive federal fiscal policies. However, persistent geopolitical uncertainties and economic concerns undermined many of the market’s gains during the second half of the reporting period.While the fund participated in the market’s overall rally, disappointing results from individual holdings caused the fund’s performance to lag that of the benchmark.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are future leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time.

When choosing stocks, the fund uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial conditions.We also seek special situations, such as corporate restructurings or management changes that could increase the stock price.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
4

What other factors influenced the fund’s performance?

The fund produced positive returns in many of the sectors in which it invested. The fund’s health care holdings proved to be particularly strong, with gains supported by the timely sales of stocks that had appreciated during the reporting period, including biotechnology firms Protein Design Labs and Ligand Pharmaceuticals and outpatient therapy service provider Psychiatric Solutions. Other strong health care performers included NeighborCare, a pharmacy services provider that received an attractive buyout offer; and PacifiCare Health Systems, which reported robust earnings.

Among producer durables holdings, machinery manufacturers Joy Global and Terex were buoyed by strong industrial demand, and United Defense Industries benefited from rising U.S. defense spending. In the financial sector, the fund avoided most insurers due to pricing pressures troubling the industry, focusing instead on small and regional banks, which delivered relatively good returns when interest rates remained unexpectedly low. Top financial performers included Seacoast Financial Services, Cathay General Bancorp and mortgage banking firm IndyMac Bancorp.

On the other hand, several technology holdings declined sharply during the second half of the reporting period. A few holdings, such as Internet service and information provider InfoSpace, provided strong returns. However, the semiconductor equipment and manufacturing group, an area which the fund emphasized, was hit especially hard, hurting the stocks of Integrated Circuit Systems, Mindspeed Technologies, Varian Semiconductor Equipment Associates and Integrated Device Technology. Other disappointments included Internet advertising firm DoubleClick, which experienced weak revenues; Internet service provider United Online, which faced declining growth rates; and unfortunate timing in the purchase of Ask Jeeves and Aspen Technology later in the reporting period.

Among consumer discretionary stocks, the fund achieved strong returns from musical instrument retailer Guitar Center and gaming enterprise Station Casinos. However, broadcast and advertising-related holdings Entercom Communications, Valassis Communications and Emmis Communications were hurt by weak ad revenue growth. In addition, specialty retailer Talbots reported disappointing earnings, leading the fund to sell its position, and electronic game developer Take-Two Interactive Software lost ground due to an investigation of its accounting practices. Finally, holdings in three food companies Performance Food Group, American Italian Pasta and Wild Oats Markets declined in the wake of a variety of company-specific problems that led us to sell the fund’s positions.

What is the fund’s current strategy?

As of the end of August 2004, we have emphasized investments in the producer durables and materials and processing areas due to ongoing strength in industrial demand.We also have maintained the fund’s overweighted positions in the health care sector, particularly among service providers and generic drug manufacturers where business fundamentals appear strong to us. On the other hand, the fund has maintained relatively light exposure to consumer discretionary stocks, reflecting our concerns regarding declining consumer sentiment; financial services stocks, where we continue to find attractive investment opportunities among small and regional banks; and technology stocks, where business fundamentals remain unclear.As always, we are prepared to change the fund’s composition as market conditions evolve.

September 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Future Leaders Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Future Leaders Fund on 6/30/00 (inception date) to a $10,000 investment made in the Russell 2000 Index on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/30/00	(0.81)%	4.56%
without sales charge	6/30/00	5.27%	6.05%
Class B shares
with applicable redemption charge †	6/30/00	0.45%	4.84%
without redemption	6/30/00	4.45%	5.25%
Class C shares
with applicable redemption charge ††	6/30/00	3.51%	5.30%
without redemption	6/30/00	4.51%	5.30%
Class R shares	6/30/00	5.67%	6.42%
Class T shares
with applicable sales charge (4.5%)	6/30/00	0.00%	4.53%
without sales charge	6/30/00	4.72%	5.68%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Future Leaders Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.95	$ 10.48	$ 10.29	$ 5.04	$ 9.43
Ending value (after expenses)	$908.00	$904.20	$904.90	$909.70	$905.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.35	$ 11.09	$ 10.89	$ 5.33	$ 9.98
Ending value (after expenses)	$1,017.85	$1,014.13	$1,014.33	$1,019.86	$1,015.23

  Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.19% for Class B, 2.15% for Class C, 1.05% for Class R and 1.97% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—96.1%	Shares	Value ($)

Autos & Transports—5.8%
Golar LNG	235,000 [a]	3,282,950
Northwest Airlines	350,000 [a,b]	3,297,000
UTI Worldwide	78,000	4,001,400
Wabtec	222,000	3,798,420
	14,379,770
Consumer—15.7%
AnnTaylor Stores	140,250 [a]	3,389,842
Cato, Cl. A	25,800	545,670
FactSet Research Systems	16,100	716,933
Guitar Center	82,500 [a]	3,379,200
Pacific Sunwear of California	177,000 [a]	3,391,320
Penn National Gaming	90,000 [a]	3,496,500
Ralcorp Holdings	90,000 [a]	3,278,700
Scientific Games, Cl. A	53,900 [a]	917,917
Shuffle Master	112,500 [a,b]	3,728,250
Spanish Broadcasting System	400,000	3,504,000
Stage Stores	32,800 [a]	1,047,632
Station Casinos	84,000	3,864,000
Tupperware	215,000	3,670,050
Warnaco Group	173,500 [a]	3,494,290
Zale	21,800 [a]	558,516
	38,982,820
Energy—5.2%
Grant Prideco	194,600 [a]	3,555,342
Key Energy Services	250,000 [a]	2,522,500
Meridian Resource	490,000 [a]	3,719,100
Todco, Cl. A	210,300 [a]	3,244,929
	13,041,871
Financial Services—19.2%
Arch Capital Group	76,000 [a]	2,781,600
BankAtlantic Bancorp, Cl. A	200,000	3,542,000
Cathay General Bancorp	61,500	4,284,705
First Midwest Bancorp	100,000	3,443,000
Global Payments	63,000 [b]	2,794,680
MAF Bancorp	88,500	3,701,955
Max Re Capital	130,500	2,415,555

	The Fund		9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
National Financial Partners	105,100	3,615,440
Nelnet, Cl. A	142,200 [a]	3,323,214
Provident Bankshares	35,200	1,114,784
Republic Bancorp	49,650	730,352
Saxon Capital	145,000 [a]	3,646,750
Selective Insurance Group	21,700	749,301
Susquehanna Bancshares	25,100	602,400
Texas Regional Bancshares, Cl. A	142,500	4,166,700
Westamerica Bancorporation	59,500	3,138,030
Whitney Holding	85,000	3,502,000
		47,552,466
Health Care—12.5%
Andrx	144,000 [a]	2,903,040
Apria Healthcare Group	110,000 [a]	3,106,400
Beverly Enterprises	495,000 [a]	3,549,150
Charles River Laboratories International	77,500 [a]	3,375,125
Immunicon	337,700 [a]	2,988,645
Magellan Health Services	110,000 [a]	3,857,700
NeighborCare	116,500 [a]	2,957,935
Renal Care Group	144,000 [a]	4,560,480
Serologicals	175,000 [a,b]	3,664,500
		30,962,975
Materials & Processing—11.2%
Agnico-Eagle Mines	290,000	3,946,900
Agrium	247,000	3,840,850
Airgas	150,000	3,337,500
Crown Holdings	358,500 [a]	3,477,450
Pan American Silver	315,000 [a,b]	4,668,300
Steel Dynamics	141,500	4,437,440
Wausau-Mosinee Paper	253,000	3,961,980
		27,670,420

10

Common Stocks (continued)	Shares	Value ($)

Other—1.2%
iShares Nasdaq Biotechnology Index	45,000	3,046,500
Producer Durables—9.2%
AGCO	164,500 [a]	3,288,355
AMETEK	130,000	3,711,500
Albany International, Cl. A	125,000	3,643,750
Joy Global	124,000	3,758,440
Triumph Group	120,000 [a]	3,864,000
United Defense Industries	120,000 [a]	4,587,600
		22,853,645
Technology—10.3%
Alvarion	295,000 [a]	3,309,900
Ask Jeeves	109,000 [a]	2,825,280
Electronics for Imaging	44,800 [a]	890,624
Fargo Electronics	75,800 [a]	746,630
Hyperion Solutions	77,500 [a]	2,833,400
InfoSpace	125,000 [a]	4,750,000
Microsemi	65,000 [a]	701,350
NMS Communications	450,000 [a]	2,160,000
ScanSource	20,200 [a]	1,212,808
Sigmatel	168,500 [a]	2,829,115
Varian Semiconductor Equipment Associates	113,500 [a]	3,178,000
		25,437,107
Utilities—5.8%
Arch Coal	120,000	3,867,600
El Paso Electric	200,000 [a]	3,068,000
Energen	25,600	1,214,464
Westar Energy	121,500	2,551,500
Western Gas Resources	129,000	3,601,680
		14,303,244
Total Common Stocks
(cost $201,459,335)		238,230,818

The Fund

11

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—5.9%	Amount ($)	Value ($)

U.S. Treasury Bills:
1.31%, 9/2/2004	14,212,000	14,211,431
1.28%, 9/16/2004	317,000	316,810
1.41%, 11/12/2004	151,000	150,553
Total Short-Term Investments
(cost $14,678,888)		14,678,794

Investment of Cash Collateral
for Securities Loaned—2.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $6,610,340)	6,610,340 [c]	6,610,340

Total Investments (cost $222,748,563)	104.7%	259,519,952
Liabilities, Less Cash and Receivables	(4.7%)	(11,548,443)
Net Assets	100.0%	247,971,509

a Non-income producing. b All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $6,478,801 and the total market value of the collateral held by the fund is $6,610,340. c Investment in affiliated money market mutual fund.

Portfolio Summary †
	Value (%)		Value (%)

Financial Services	19.2	Producer Durables	9.2
Consumer	15.7	Short-Term/
Health Care	12.5	Money Market Investments	8.6
Materials & Processing	11.2	Other	18.0
Technology	10.3		104.7

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $6,478,801)—Note 1(b):
Unaffiliated issuers			216,138,223		252,909,612
Affiliated issuers				6,610,340	6,610,340
Receivable for investment securities sold					960,824
Receivable for shares of Common Stock subscribed					337,456
Dividends and interest receivable					31,915
Prepaid expenses					28,628
				260,878,775

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					299,122
Cash overdraft due to Custodian					771,861
Liability for securities on loan—Note 1(b)					6,610,340
Payable for investment securities purchased					4,652,332
Payable for shares of Common Stock redeemed					457,589
Accrued expenses					116,022
					12,907,266

Net Assets ($)				247,971,509

Composition of Net Assets ($):
Paid-in capital					227,301,769
Accumulated net realized gain (loss) on investments					(16,101,649)
Accumulated net unrealized appreciation
(depreciation) on investments					36,771,389

Net Assets ($)				247,971,509

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	92,872,550	40,985,030	28,674,210	84,373,299	1,066,420
Shares Outstanding	5,813,885	2,647,088	1,849,028	5,205,484	67,697

Net Asset Value
Per Share ($)	15.97	15.48	15.51	16.21	15.75
See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $3,488 foreign taxes withheld at source)	1,013,568
Interest	100,225
Income from securities lending	47,401
Total Income	1,161,194
Expenses:
Management fee—Note 3(a)	2,105,785
Shareholder servicing costs—Note 3(c)	683,675
Distribution fees—Note 3(b)	468,422
Registration fees	65,518
Professional fees	40,478
Prospectus and shareholders’ reports	31,512
Custodian fees—Note 3(c)	25,447
Directors’ fees and expenses—Note 3(d)	5,560
Interest expense—Note 2	1,315
Loan commitment fees—Note 2	779
Miscellaneous	10,941
Total Expenses	3,439,432
Investment (Loss)—Net	(2,278,238)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	25,161,395
Net unrealized appreciation (depreciation) on investments	(4,374,215)
Net Realized and Unrealized Gain (Loss) on Investments	20,787,180
Net Increase in Net Assets Resulting from Operations	18,508,942

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(2,278,238)	(1,559,415)
Net realized gain (loss) on investments	25,161,395	(10,871,500)
Net unrealized appreciation
(depreciation) on investments	(4,374,215)	48,374,427
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,508,942	35,943,512

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	45,713,834	24,246,310
Class B shares	7,853,304	5,473,826
Class C shares	5,917,890	3,238,257
Class R shares	19,297,550	16,018,869
Class T shares	609,277	222,447
Net assets received in connection
with reorganization—Note1:
Class A shares	15,022,241	—
Class B shares	6,364,220	—
Class C shares	9,786,450	—
Class R shares	11,199,591	—
Cost of shares redeemed:
Class A shares	(26,239,102)	(19,290,487)
Class B shares	(6,473,462)	(6,507,082)
Class C shares	(5,193,363)	(2,987,513)
Class R shares	(48,954,954)	(18,590,900)
Class T shares	(213,130)	(108,111)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	34,690,346	1,715,616
Total Increase (Decrease) in Net Assets	53,199,288	37,659,128

Net Assets ($):
Beginning of Period	194,772,221	157,113,093
End of Period	247,971,509	194,772,221

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	2,869,175	1,991,309
Shares issued in connection with
reorganization—Note 1	904,503	—
Shares redeemed	(1,566,368)	(1,465,517)
Net Increase (Decrease) in Shares Outstanding	2,207,310	525,792

Class B [a]
Shares sold	475,846	436,644
Shares issued in connection with
reorganization—Note 1	394,591	—
Shares redeemed	(398,945)	(539,161)
Net Increase (Decrease) in Shares Outstanding	471,492	(102,517)

Class C
Shares sold	505,394	256,240
Shares issued in connection with
reorganization—Note 1	605,601	—
Shares redeemed	(321,752)	(250,343)
Net Increase (Decrease) in Shares Outstanding	789,243	5,897

Class R
Shares sold	1,441,608	1,235,074
Shares issued in connection with
reorganization—Note 1	665,606	—
Shares redeemed	(2,855,961)	(1,464,709)
Net Increase (Decrease) in Shares Outstanding	(748,747)	(229,635)

Class T
Shares sold	36,152	17,155
Shares redeemed	(12,797)	(8,415)
Net Increase (Decrease) in Shares Outstanding	23,355	8,740

a During the period ended August 31, 2004, 13,886 Class B shares representing $224,669 were automatically converted to 13,500 Class A shares and during the period ended August 31, 2003, 10,121 Class B shares representing $125,836 were automatically converted to 9,913 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	15.18	12.45	14.65	14.32	12.50
Investment Operations:
Investment (loss)—net [b]	(.15)	(.12)	(.10)	(.01)	(.00)[c]
Net realized and unrealized gain
(loss) on investments	.94	2.85	(2.10)	.34	1.82
Total from Investment Operations	.79	2.73	(2.20)	.33	1.82
Net asset value, end of period	15.97	15.18	12.45	14.65	14.32

Total Return (%) [d]	5.27	21.93	(15.02)	2.30	14.56[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.50	1.43	1.83	1.42[e]
Ratio of net expenses
to average net assets	1.42	1.50	1.43	1.63	.30[e]
Ratio of net investment
(loss) to average net assets	(.92)	(.96)	(.66)	(.70)	(.03)[e]
Portfolio Turnover Rate	126.92	105.65	100.38	247.87	47.50[e]

Net Assets, end of period ($ x 1,000)	92,873	54,761	38,350	16,379	877
[a]	From June 30, 2000 (commencement of operations) to August 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class B Shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	14.82	12.25	14.52	14.30	12.50
Investment Operations:
Investment (loss)—net [b]	(.27)	(.21)	(.21)	(.02)	(.02)
Net realized and unrealized gain
(loss) on investments	.93	2.78	(2.06)	.24	1.82
Total from Investment Operations	.66	2.57	(2.27)	.22	1.80
Net asset value, end of period	15.48	14.82	12.25	14.52	14.30

Total Return (%) [c]	4.45	20.98	(15.63)	1.54	14.40[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.17	2.25	2.19	2.58	1.56[d]
Ratio of net expenses
to average net assets	2.17	2.25	2.19	2.37	.43[d]
Ratio of net investment
(loss) to average net assets	(1.68)	(1.71)	(1.43)	(1.41)	(.16)[d]
Portfolio Turnover Rate	126.92	105.65	100.38	247.87	47.50[d]

Net Assets, end of period ($ x 1,000)	40,985	32,247	27,898	16,648	852

[a]	From June 30, 2000 (commencement of operations) to August 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class C Shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	14.84	12.26	14.53	14.30	12.50
Investment Operations:
Investment (loss)—net [b]	(.26)	(.21)	(.21)	(.02)	(.02)
Net realized and unrealized gain
(loss) on investments	.93	2.79	(2.06)	.25	1.82
Total from Investment Operations	.67	2.58	(2.27)	.23	1.80
Net asset value, end of period	15.51	14.84	12.26	14.53	14.30

Total Return (%) [c]	4.51	21.04	(15.62)	1.61	14.40[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.13	2.26	2.19	2.69	1.64[d]
Ratio of net expenses
to average net assets	2.13	2.26	2.19	2.37	.43[d]
Ratio of net investment
(loss) to average net assets	(1.62)	(1.72)	(1.43)	(1.41)	(.16)[d]
Portfolio Turnover Rate	126.92	105.65	100.38	247.87	47.50[d]

Net Assets, end of period ($ x 1,000)	28,674	15,730	12,918	4,353	922

[a]	From June 30, 2000 (commencement of operations) to August 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class R Shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	15.34	12.53	14.69	14.32	12.50
Investment Operations:
Investment income (loss)—net [b]	(.09)	(.07)	(.05)	(.00)[c]	.00[c]
Net realized and unrealized gain
(loss) on investments	.96	2.88	(2.11)	.37	1.82
Total from Investment Operations	.87	2.81	(2.16)	.37	1.82
Net asset value, end of period	16.21	15.34	12.53	14.69	14.32

Total Return (%)	5.67	22.42	(14.70)	2.58	14.56[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.12	1.10	1.36	.88[d]
Ratio of net expenses
to average net assets	1.04	1.12	1.10	1.26	.26[d]
Ratio of net investment income
(loss) to average net assets	(.55)	(.58)	(.32)	(.21)	.02[d]
Portfolio Turnover Rate	126.92	105.65	100.38	247.87	47.50[d]

Net Assets, end of period ($ x 1,000)	84,373	91,367	77,506	46,409	1,734
[a]	From June 30, 2000 (commencement of operations) to August 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class T Shares	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value, beginning of period	15.04	12.39	14.63	14.32	12.50
Investment Operations:
Investment (loss)—net [b]	(.23)	(.18)	(.15)	(.01)	(.01)
Net realized and unrealized gain
(loss) on investments	.94	2.83	(2.09)	.32	1.83
Total from Investment Operations	.71	2.65	(2.24)	.31	1.82
Net asset value, end of period	15.75	15.04	12.39	14.63	14.32

Total Return (%) [c]	4.72	21.39	(15.31)	2.16	14.56[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.96	1.79	2.53	1.47[d]
Ratio of net expenses
to average net assets	1.90	1.96	1.79	1.86	.35[d]
Ratio of net investment
(loss) to average net assets	(1.40)	(1.43)	(1.02)	(.90)	(.05)[d]
Portfolio Turnover Rate	126.92	105.65	100.38	247.87	47.50[d]

Net Assets, end of period ($ x 1,000)	1,066	667	441	289	458
[a]	From June 30, 2000 (commencement of operations) to August 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund

21

NOTES TO FINANCIAL STATEMENTS

22

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized).Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On April 30, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of Bear Stearns Small Cap Value Portfolio, were transferred to the fund in exchange for shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Y shares of Bear Stearns Small Cap Value

Portfolio received Class A, Class B, Class C and Class R shares, respectively, of the fund, in each case, in an amount equal to the aggregate net asset value of their respective investment in Bear Stearns Small Cap Value Portfolio at the time of the exchange.The fund’s net asset value on April 30, 2004, was $16.61 per share for Class A shares, $16.13 per share for Class B shares, $16.16 per share for Class C shares and $16.83 per share for Class R shares and a total of 904,503 Class A shares, 394,591 Class B shares, 605,601 Class C shares and 665,606 Class R shares, representing net assets of $15,022,241 Class A shares, $6,364,220 Class B shares, $9,786,450 Class C shares and $11,199,591 Class R shares (including $9,808,410 net unrealized appreciation on investments), were issued to the shareholders of Bear Stearns Small Cap Value Portfolio in the exchange.The exchange was a tax free event to shareholders.

As of August 31, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $16,009,571 and unrealized appreciation $36,679,311.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2011.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses and the reversal of open wash sales and the capital loss carryover from the merger with Bear Stearns Small Cap Value Portfolio, the fund increased accumulated undistributed investment income-net by $2,278,238, decreased accumulated net realized gain (loss) on investments by $4,577,073 and increased paid-in capital by $2,298,835. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2004 was approximately $87,400, with a related weighted average annualized interest rate of 1.50% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2004, the Distributor retained $65,519 and $643 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $111,040 and $4,043 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $294,855, $171,252 and $2,315, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $197,325, $98,285, $57,084 and $2,315, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $127,797 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $25,447 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

$187,808, Rule 12b-1 distribution plan fees $44,211, shareholder services plan fees $34,400, custodian fees $8,273 and transfer agency per account fees $24,430.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) During the period ended August 31, 2004, the fund incurred total brokerage commissions of $1,414,794, of which $900 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and $32,029,524 of securities received pursuant to the merger with Bear Stearns Small Cap Value Portfolio, during the period ended August 31, 2004, amounted to $265,866,056 and $268,937,208, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $222,840,641; accordingly, accumulated net unrealized appreciation on investments was $36,679,311, consisting of $45,463,048 gross unrealized appreciation and $8,783,737 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

30

Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Fund

33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

34

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Future Leaders Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0522AR0804

Dreyfus Premier International Value Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier
International Value Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Value Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, D. Kirk Henry.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from global equities for the reporting period overall, stock prices in the world’s industrialized and emerging markets have been mixed so far in 2004. Investors apparently have become more cautious as the situation in the Middle East, higher commodity prices and rising U.S. interest rates have become more of a drag on global economic growth. Nonetheless, business conditions in a variety of regions and industries appear to remain relatively strong, with many international companies reporting strong earnings growth.

Toward the end of the reporting period, the U.S. Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 22.46% for its Class A shares, 21.43% for its Class B shares, 21.51% for its Class C shares, 22.86% for its Class R shares and 21.95% for its Class T shares.1 The fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 22.64% for the same period.2

We attribute the fund’s returns to generally improving global economic conditions, greater merger and acquisition activity, rising consumer and business confidence and higher corporate earnings.The fund produced returns that generally were in line with its benchmark primarily due to stock selection decisions in various markets and industries.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least ten foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to traditional business perfor- mance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4
  Business momentum, or the presence of a catalyst such as corporate restructuring, management changes or positive earnings surprise that can potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund’s performance?

For the second consecutive 12-month reporting period, the international stock markets posted generally impressive gains, largely due to strong economic growth around the world, an increase in merger and acquisition activity and rising corporate earnings. However, changes in consumer confidence and spending, rising oil prices, ongoing geopolitical uncertainty and questions regarding the sustainability of China’s strong growth led to increased levels of market volatility during the more recent reporting period.

After many years of a deflationary recession, Japan appears to have turned the corner toward economic growth, benefiting many of the fund’s Japanese holdings. Credit card companies Credit Saison and AIFUL enjoyed higher levels of transaction-fee revenues and lower loan loss provisions. Diligent cost cutting and expectations for a rebound in consumer spending benefited Skylark, a restaurant chain, and Yamaha Motor consistently exceeded earnings expectations on soaring exports.

Although economic growth in Europe was less robust than in other parts of the world, the fund scored successes with Aventis, the French pharmaceutical company whose stock price rose sharply after an unsolicited bid for the company by rival Sanofi-Synthelabo, which the fund did not own. French tire company Michelin also fared well amid strong auto sales and higher earnings. In the United Kingdom, winners included several consumer discretionary stocks, most notably department store retailer Marks & Spencer, beverage company Allied Domecq, and candy and soft drink maker Cadbury Schweppes, which benefited from the acquisition of chewing gum manufacturer Adams.

On the other hand, some of the fund’s holdings detracted from its performance. In hindsight, we may have been too early in purchasing consumer stocks in Germany,the world’s third largest economy.While we considered valuations of various German retailers, consumer electronic companies and auto manufacturers to be compelling, consumer spending has not increased as we expected. In addition, the fund received generally disappointing returns from its holdings in information technology as heavy profit-taking hit the sector late in the reporting period.

What is the fund’s current strategy?

As of the end of the reporting period, many investors apparently have begun to focus more on the characteristics of individual companies rather than on broader macroeconomic trends. Because our longstanding investment strategy involves looking for companies with sound financial structures, competitive products and compelling valuations, we believe that such a shift in investor preferences may be advantageous. Indeed, we have continued to identify new opportunities in companies that meet our investment criteria. For example, recent additions to the fund include a Japanese developer of medical endoscopes, a French telecom company with strong cash flow, and European insurance companies with worldwide operations.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Fund

5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier International Value Fund on 9/29/95 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/29/95	15.42%	1.72%	6.18%
without sales charge	9/29/95	22.46%	2.93%	6.89%
Class B shares
with applicable redemption charge †	11/15/02	17.43%	—	19.06%
without redemption	11/15/02	21.43%	—	20.98%
Class C shares
with applicable redemption charge ††	11/15/02	20.51%	—	21.18%
without redemption	11/15/02	21.51%	—	21.18%
Class R shares	11/15/02	22.86%	—	22.31%
Class T shares
with applicable sales charge (4.5%)	11/15/02	16.44%	—	17.91%
without sales charge	11/15/02	21.95%	—	20.99%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Value Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.46	$ 11.69	$ 11.29	$ 5.76	$ 9.10
Ending value (after expenses)	$990.70	$987.10	$987.20	$992.50	$989.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31,					2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.56	$ 11.84	$ 11.44	$ 5.84	$ 9.22
Ending value (after expenses)	$1,017.65	$1,013.37	$1,013.77	$1,019.36	$1,015.99

  Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 2.34% for Class B, 2.26% for Class C, 1.15% for Class R and 1.82% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—94.9%	Shares	Value ($)

Australia—1.5%
Amcor	490,800	2,535,923
BHP Billiton	47,282	437,611
National Australia Bank	247,901	4,656,965
National Australia Bank, ADR	5,000	470,700
Promina Group	139,900	421,088
Santos	166,834	776,168
		9,298,455
Belgium—1.4%
Dexia	71,290	1,230,398
Dexia (Strip)	182,980 [a]	2,229
Fortis	337,423	7,512,737
		8,745,364
Brazil—1.1%
Companhia Vale do Rio Doce, ADR	6,700	387,059
Petroleo Brasileiro, ADR	89,900	2,764,425
Petroleo Brasileiro, ADR (Pfd Block)	8,515	237,483
Tele Celular Sul Participacoes, ADR	10,063	138,064
Tele Norte Leste Participacoes, ADR	2	27
Telecomunicacoes Brasileiras, ADR (Pfd Block)	108,667	3,115,483
		6,642,541
China—.2%
Huaneng Power International, Cl. H	670,000	498,205
PetroChina, Cl. H	1,076,000	541,449
		1,039,654
Denmark—.7%
Danske Bank	190,000	4,596,398
Finland—1.9%
Nokia	101,100	1,184,605
Nokia, ADR	158,594	1,884,097
Sampo, Cl. A	434,350	4,301,081
UPM-Kymmene	224,900	4,300,673
	11,670,456
France—7.8%
Assurances Generales de France	6,185	353,690
Axa	51,300	1,049,096
BNP Paribas	81,200	4,922,333
Carrefour	125,500	5,897,300

	The Fund		9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

France (continued)
Credit Agricole	17,300		436,178
France Telecom	297,400	[a]	7,038,191
Sanofi-Aventis	56,910		4,048,077
Schneider Electric	55,491		3,477,405
Societe National d’ Etude et de
Construction de Moteurs d’ Avion	162,900	[a]	3,293,643
Thomson	392,700		7,461,614
Total	18,950		3,695,284
Total, ADR	50,614		4,959,666
Valeo	30,300		1,193,890
			47,826,367
Germany—6.7%
Deutsche Bank	69,780		4,750,205
Deutsche Boerse	15,200		734,435
Deutsche Lufthansa	393,817	[a]	4,585,637
Deutsche Post	318,504		6,342,784
Deutsche Postbank	76,100		2,688,004
E.ON	74,397		5,291,948
Heidelberger Druckmaschinen	74,100	[a]	2,193,167
KarstadtQuelle	237,300		3,760,299
Medion	75,700		1,189,414
Schering	36,000		2,001,661
Siemens	16,600		1,140,340
Volkswagen	159,339		6,152,174
			40,830,068
Greece—.8%
Alpha Bank	25,800		631,630
Hellenic Telecommunications Organization	320,739		4,078,491
			4,710,121
Hong Kong—1.3%
Bank of East Asia	671,358		1,846,235
China Mobile (Hong Kong)	1,232,400		3,594,500
Citic Pacific	150,200		384,165
Dah Sing Financial	881		6,325
Denway Motors	468,000		184,500
HSBC Holdings	16,800		260,615

10

Common Stocks (continued)	Shares	Value ($)

Hong Kong (continued)
MTR	636,961	975,857
Sun Hung Kai Properties	108,000	1,003,846
		8,256,043
India—.0%
Videsh Sanchar Nigam, ADR	1	7
Ireland—1.5%
Bank of Ireland	687,095	9,247,543
Italy—4.1%
Banche Popolari Unite Scrl	107,981	1,746,597
Benetton Group	265,340	2,898,962
Eni	301,335	6,169,708
Finmeccanica	8,054,061	5,346,366
San Paolo IMI	143,033	1,601,028
UniCredito Italiano	1,511,900	7,255,487
		25,018,148
Japan—24.3%
AIFUL	49,950	5,008,264
ALPS ELECTRIC	341,900	4,235,791
CANON	111,000	5,305,558
Credit Saison	221,800	7,352,037
DENTSU	1,126	2,721,949
FUJI MACHINE MANUFACTURING	48,600	474,385
FUNAI ELECTRIC	18,900	2,646,104
Fuji Heavy Industries	572,500	2,904,175
Fuji Photo Film	190,000	5,984,800
HONDA MOTOR	174,600	8,697,226
HOYA	3,500	338,110
KOMATSU	34,000	208,900
Kao	215,700	5,313,002
Kuraray	440,500	3,307,481
LAWSON	117,200	4,174,599
MABUCHI MOTOR	77,900	5,485,313
MINEBEA	1,090,000	4,641,059
MURATA MANUFACTURING	80,000	3,977,658
Matsumotokiyoshi	146,800	3,763,758

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Mitsubishi Electric	38,000	184,067
Mitsubishi Estate	81,000	913,021
NIPPON TELEGRAPH AND TELEPHONE	660	2,864,573
Nippon Express	1,075,000	5,541,846
OLYMPUS	105,300	2,005,531
ORIX	3,900	401,035
RINNAI	157,100	4,545,701
ROHM	50,000	5,196,411
SFCG	18,550	3,872,722
SKYLARK	214,600	3,880,918
SOHGO SECURITY SERVICES	166,600	2,140,278
SONY	9,400	325,355
SUMITOMO CHEMICAL	843,900	3,794,111
Sekisui House	420,900	4,239,447
77 Bank	544,000	3,277,649
Sharp	58,000	812,563
Shin-Etsu Chemical	170,400	5,960,333
Shiseido	281,000	3,625,391
Sumitomo Bakelite	487,900	3,011,122
TDK	23,600	1,566,706
Takeda Pharmaceutical	130,500	5,903,031
Toyota Motor	94,500	3,738,119
YAMATO TRANSPORT	14,000	213,827
Yamaha Motor	338,600	5,019,626
		149,573,552
Luxembourg—.3%
Arcelor	102,751	1,753,362
Mexico—1.1%
Coca-Cola Femsa, ADR	161,900	3,299,522
Telefonos de Mexico, ADR	105,781	3,426,247
		6,725,769
Netherlands—5.7%
ABN AMRO	146,088	3,103,190
Aegon	479,700	5,118,246
Akzo Nobel	161,690	5,445,347
DSM	44,811	2,182,100
Heineken	103,685	3,137,002

12

Common Stocks (continued)	Shares	Value ($)

Netherlands (continued)
ING Groep	31,100	759,490
Koninklijke (Royal) Philips Electronics	125,290	2,890,305
Koninklijke (Royal) Philips Electronics (New York Shares)	109,100	2,531,120
Royal Dutch Petroleum	92,900	4,691,290
Wolters Kluwer	291,831	4,812,795
	34,670,885
New Zealand—.2%
Carter Holt Harvey	616,350	993,580
Norway—.5%
Norsk Hydro	52,400	3,273,858
Singapore—1.4%
City Developments (Warrants)	6,100 [a]	13,628
DBS	707,500	6,454,763
MobileOne	369,900	348,289
Singapore Technologies Engineering	1,438,400	1,766,559
		8,583,239
South Africa—1.1%
Anglo American	155,700	3,522,930
Nedcor	370,048	3,125,539
		6,648,469
South Korea—1.6%
KT, ADR	203,000	3,556,560
Korea Electric Power, ADR	388,994	3,905,500
POSCO, ADR	52,200	1,888,596
Samsung Electronics, GDR	3,500	680,750
	10,031,406
Spain—2.4%
Banco de Sabadell	89,400	1,780,338
Endesa	369,384	6,847,626
Repsol YPF, ADR	246,108	5,104,280
Telefonica	64,998	924,677
	14,656,921
Sweden—1.0%
Electrolux, Cl. B	303,660	5,567,768
Investor, Cl. B	65,835	671,598
		6,239,366

	The Fund	13

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Switzerland—7.1%
Clariant	273,730	3,327,893
Credit Suisse Group	25,500 [a]	795,176
Julius Baer	10,355	2,783,514
Lonza	113,910	5,053,874
Nestle	31,490	7,445,532
Novartis	216,810	10,021,493
Swiss Re	94,540	5,351,321
UBS	72,380	4,851,237
Zurich Financial Services	27,300 [a]	3,809,327
		43,439,367
Taiwan—.6%
United Microelectronics, ADR	974,059 [a]	3,701,424
United Kingdom—18.6%
BAA	367,000	3,672,237
BAE SYSTEMS	1,119,263	4,045,928
BOC	205,703	3,317,360
BP	105,500	937,240
BT	1,584,300	5,227,092
Barclays	674,718	6,258,631
Bunzl	622,129	4,755,738
Cadbury Schweppes	666,650	5,354,479
Centrica	926,100	4,107,378
Diageo	561,174	6,915,247
easyJet	574,600 [a]	1,512,482
GKN	1,507,700	6,007,293
GlaxoSmithKline	514,710	10,495,348
Kingfisher	51,262	256,004
Lloyds TSB	518,700	3,899,635
Marks & Spencer	402,300	2,553,079
RMC	43,900	502,981
Rexam	322,469	2,566,790
Rio Tinto	343,281	8,534,649
Royal Bank of Scotland	277,877	7,750,229
Sainsbury (J)	1,145,628	5,375,341
Scottish and Southern Energy	335,292	4,455,150
Shell Transport & Trading	1,262,397	9,229,081
Standard Chartered	36,800	625,650

14

Common Stocks (continued)		Shares	Value ($)

United Kingdom (continued)
Unilever		425,520	3,651,729
Vodafone		1,037,200	2,360,834
			114,367,605
Total Common Stocks
(cost $527,813,426)			582,539,968

Other Investments—3.6%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $21,900,000)		21,900,000 [b]	21,900,000

Total Investments (cost $549,713,426)		98.5%	604,439,968
Cash and Receivables (Net)		1.5%	9,202,304
Net Assets		100.0%	613,642,272

[a] Non-income producing.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Banking	12.8	Money Market Investments	3.6
Chemicals	8.1	Beverages & Tobacco	3.0
Financial Services	7.7	Aerospace & Military Technology	2.6
Telecommunications	6.0	Transportation	2.4
Food & Household Products	5.8	Appliances & Household Durables	2.2
Automobiles	5.3	Textiles & Apparel	2.0
Energy	4.8	Insurance	2.0
Electronic Components	4.1	Other	18.1
Healthcare	4.0
Utilities	4.0		98.5

† Based on net assets.
See notes to financial statements.

The Fund

15

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			527,813,426		582,539,968
Affiliated issuers			21,900,000		21,900,000
Cash					1,026,730
Cash denominated in foreign currencies				6,734,343	6,687,736
Receivable for investment securities sold					3,372,496
Dividends receivable					1,766,000
Receivable for shares of Common Stock subscribed					1,372,106
Net unrealized appreciation on forward
currency exchange contracts—Note 4					3,009
Prepaid expenses					58,551
					618,726,596

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					679,392
Payable for investment securities purchased					3,901,331
Payable for shares of Common Stock redeemed					301,669
Net unrealized depreciation on forward
currency exchange contracts—Note 4					5,236
Accrued expenses and other expenses					196,696
					5,084,324

Net Assets ($)				613,642,272

Composition of Net Assets ($):
Paid-in capital					610,608,889
Accumulated investment income—net					5,817,862
Accumulated net realized gain (loss) on investments					(57,459,243)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					54,674,764

Net Assets ($)				613,642,272

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	518,880,154	12,537,579	40,290,783	40,927,307	1,006,449
Shares Outstanding	30,348,206	743,775	2,384,331	2,389,275	59,878

Net Asset Value
Per Share ($)	17.10	16.86	16.90	17.13	16.81

See notes to financial statements.

16

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $1,592,468 foreign taxes withheld at source):
Unaffiliated issuers	12,478,989
Affiliated issuers	127,747
Interest	123,513
Income from securities lending	9,873
Total Income	12,740,122
Expenses:
Management fee—Note 3(a)	4,847,270
Shareholder servicing costs—Note 3(c)	1,676,634
Custodian fees	381,616
Distribution fees—Note 3(b)	184,798
Registration fees	103,802
Prospectus and shareholders’ reports	53,957
Professional fees	38,919
Directors’ fees and expenses—Note 3(d)	8,377
Loan commitment fees—Note 2	2,102
Miscellaneous	32,798
Total Expenses	7,330,273
Investment Income—Net	5,409,849

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	34,735,006
Net realized gain (loss) on forward currency exchange contracts	(764,218)
Net Realized Gain (Loss)	33,970,788
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	45,357,110
Net Realized and Unrealized Gain (Loss) on Investments	79,327,898
Net Increase in Net Assets Resulting from Operations	84,737,747

See notes to financial statements.

The Fund

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003 [a]

Operations ($):
Investment income—net	5,409,849	3,683,112
Net realized gain (loss) on investments	33,970,788	(24,494,776)
Net unrealized appreciation
(depreciation) on investments	45,357,110	46,789,275
Net Increase (Decrease) in Net Assets
Resulting from Operations	84,737,747	25,977,611

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,795,436)	(4,011,726)
Class B shares	(28,252)	(74)
Class C shares	(54,975)	(14)
Class R shares	(56,142)	(14)
Class T shares	(6,310)	(14)
Total Dividends	(3,941,115)	(4,011,842)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	283,031,667	330,637,577
Class B shares	6,565,468	734,927
Class C shares	22,197,300	2,487,876
Class R shares	19,190,483	3,563,700
Class T shares	969,530	26,220
Net assets received in connection with
reorganization—Note 1:
Class A shares	10,341,505	—
Class B shares	5,043,246	—
Class C shares	16,352,278	—
Class R shares	17,126,521	—
Dividends reinvested:
Class A shares	2,845,772	2,709,358
Class B shares	21,458	74
Class C shares	21,941	14
Class R shares	792	14
Class T shares	5,753	14
Cost of shares redeemed:
Class A shares	(193,590,792)	(333,457,512)
Class B shares	(910,499)	(3,843)
Class C shares	(1,646,495)	(1,031,238)
Class R shares	(4,567,092)	(223,910)
Class T shares	(52,550)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	182,946,286	5,443,271
Total Increase (Decrease) in Net Assets	263,742,918	27,409,040

Net Assets ($):
Beginning of Period	349,899,354	322,490,314
End of Period	613,642,272	349,899,354
Undistributed investment income—net	5,817,862	2,716,216
18

	Year Ended August 31,

	2004	2003 [a]

Capital Share Transactions:
Class A [b]
Shares sold	17,111,998	27,173,250
Shares issued in connection with
reorganization—Note 1	604,919	—
Shares issued for dividends reinvested	181,375	222,261
Shares redeemed	(11,917,196)	(27,289,683)
Net Increase (Decrease) in Shares Outstanding	5,981,096	105,828

Class B [b]
Shares sold	439,144	59,390
Shares issued in connection with
reorganization—Note 1	298,362	—
Shares issued for dividends reinvested	1,379	6
Shares redeemed	(54,151)	(355)
Net Increase (Decrease) in Shares Outstanding	684,734	59,041

Class C
Shares sold	1,399,911	197,999
Shares issued in connection with
reorganization—Note 1	965,483	—
Shares issued for dividends reinvested	1,408	1
Shares redeemed	(99,782)	(80,689)
Net Increase (Decrease) in Shares Outstanding	2,267,020	117,311

Class R
Shares sold	1,385,222	286,593
Shares issued in connection with
reorganization—Note 1	1,001,213	—
Shares issued for dividends reinvested	51	1
Shares redeemed	(264,812)	(18,993)
Net Increase (Decrease) in Shares Outstanding	2,121,674	267,601

Class T
Shares sold	60,775	1,916
Shares issued for dividends reinvested	372	1
Shares redeemed	(3,186)	—
Net Increase (Decrease) in Shares Outstanding	57,961	1,917

[a]	The fund changed to a five class fund on November 15, 2002.The existing shares were redesignated Class A shares
	and the fund added Class B, Class C, Class R and Class T shares.
[b]	During the year ended August 31, 2004, 4,923 Class B shares representing $83,430 were automatically converted
	to 4,862 Class A shares.
See notes to financial statements.

	The Fund	19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004	2003 [a]	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.10	13.29	14.70	17.21	17.52
Investment Operations:
Investment income—net [b]	.18	.15	.17	.13	.15
Net realized and unrealized
gain (loss) on investments	2.97	.83	(1.29)	(1.47)	.44
Total from Investment Operations	3.15	.98	(1.12)	(1.34)	.59
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.12)	(.11)	(.11)
Dividends from net realized
gain on investments	—	—	(.17)	(1.06)	(.79)
Total Distributions	(.15)	(.17)	(.29)	(1.17)	(.90)
Net asset value, end of period	17.10	14.10	13.29	14.70	17.21

Total Return (%)	22.46[c]	7.56[c]	(7.64)	(8.22)	3.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	1.54	1.40	1.39	1.40
Ratio of net investment income
to average net assets	1.11	1.22	1.21	.84	.88
Portfolio Turnover Rate	49.82	42.86	29.14	30.70	37.64

Net Assets, end of period ($ x 1,000)	518,880	343,621	322,490	327,478	396,786

a The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated Class A shares. b Based on average shares outstanding at each month end. c Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended August 31,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.00	12.24
Investment Operations:
Investment income—net [b]	.09	.09
Net realized and unrealized
gain (loss) on investments	2.91	1.84
Total from Investment Operations	3.00	1.93
Distributions:
Dividends from investment income—net	(.14)	(.17)
Net asset value, end of period	16.86	14.00

Total Return (%) [c]	21.43	16.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	2.00[d]
Ratio of net investment income
to average net assets	.55	.70[d]
Portfolio Turnover Rate	49.82	42.86

Net Assets, end of period ($ x 1,000)	12,538	827

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund

21

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.04	12.24
Investment Operations:
Investment income—net [b]	.12	.12
Net realized and unrealized
gain (loss) on investments	2.89	1.85
Total from Investment Operations	3.01	1.97
Distributions:
Dividends from investment income—net	(.15)	(.17)
Net asset value, end of period	16.90	14.04

Total Return (%) [c]	21.51	16.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	1.80[d]
Ratio of net investment income
to average net assets	.73	.89[d]
Portfolio Turnover Rate	49.82	42.86

Net Assets, end of period ($ x 1,000)	40,291	1,647

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

	Year Ended August 31,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.12	12.24
Investment Operations:
Investment income—net [b]	.31	.22
Net realized and unrealized
gain (loss) on investments	2.90	1.83
Total from Investment Operations	3.21	2.05
Distributions:
Dividends from investment income—net	(.20)	(.17)
Net asset value, end of period	17.13	14.12

Total Return (%)	22.86	16.95[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	.96[c]
Ratio of net investment income
to average net assets	1.82	1.73[c]
Portfolio Turnover Rate	49.82	42.86

Net Assets, end of period ($ x 1,000)	40,927	3,778

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund

23

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class T Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.95	12.24
Investment Operations:
Investment income (loss)—net [b]	.18	(.04)
Net realized and unrealized
gain (loss) on investments	2.87	1.92
Total from Investment Operations	3.05	1.88
Distributions:
Dividends from investment income—net	(.19)	(.17)
Net asset value, end of period	16.81	13.95

Total Return (%) [c]	21.95	15.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.92[d]
Ratio of net investment income
(loss) to average net assets	1.05	(.45)[d]
Portfolio Turnover Rate	49.82	42.86

Net Assets, end of period ($ x 1,000)	1,006	27

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On April 30, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of Bear Stearns International Equity Portfolio, were transferred to the fund in exchange for shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Y shares of Bear Stearns International Equity

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

Portfolio received Class A, Class B, Class C and Class R shares, respectively, of the fund, in each case, in an amount equal to the aggregate net asset value of their respective investment in Bear Stearns International Equity Portfolio at the time of the exchange.The fund’s net asset value on April 30, 2004 was $17.09 per share for Class A shares, $16.90 per share for Class B shares, $16.94 per share for Class C shares and $17.10 per share for Class R shares and a total of 604,919 Class A shares, 298,362 Class B shares, 965,483 Class C shares and 1,001,213 Class R shares, representing net assets of $10,341,505 Class A shares, $5,043,246 Class B shares, $16,352,278 Class C shares and $17,126,521 Class R shares (including $6,174,995 net unrealized appreciation on investments), were issued to the shareholders of Bear Stearns International Equity Portfolio in the exchange.The exchange was a tax free event to shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valu-

ation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions:The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,603,695, accumulated capital losses $54,206,206 and unrealized appreciation $50,635,894.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004.The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Bear Stearns International Equity Portfolio. If not applied, $5,317,371 of the carryover expires in fiscal 2008, $22,469,555 expires in fiscal 2009, $20,594,430 expires in fiscal 2010 and $5,824,850 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2004 and August 31, 2003, were as follows: ordinary income $3,941,115 and $4,011,842, respectively.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for passive foreign investment companies, foreign exchange gains and losses and the reversal of open wash sales and the capital loss carryover from the merger with Bear Stearns International Equity Portfolio, the fund increased accumulated undistributed investment income-net by $1,632,912, decreased accumulated net realized gain (loss) on investments by $50,741,327 and increased paid-in capital by $49,108,415. Net assets were not affected by this reclassification.

The Fund

29

NOTES TO FINANCIAL STATEMENTS (continued)
30
NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2004, the Distributor retained $58,322 and $385 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $7,600 and $6,396 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $47,708, $135,420 and $1,670, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $1,094,883, $15,903, $45,140 and $1,670, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $164,903, pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $508,697, Rule 12b-1 distribution plan fees $32,922, shareholder services plan fees $118,678 and transfer agency per account fees $19,095.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities (excluding short-term securities, forward currency exchange contracts and $41,450,644 of securities received pursuant to the merger with Bear Stearns International Equity Portfolio) during the period ended August 31, 2004, amounted to $349,277,133 and $222,120,280, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

The Fund

31

NOTES TO FINANCIAL STATEMENTS (continued)
32

foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at August 31, 2004:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Japanese Yen, expiring
9/2/2004	59,157,028	538,673	541,682	3,009
Sales:		Proceeds ($)
British Pounds, expiring
9/1/2004	196,355	351,868	354,008	(2,140)
Swedish Krona, expiring
9/1/2004	1,450,544	191,276	193,429	(2,153)
Swedish Krona, expiring
9/2/2004	955,962	126,534	127,477	(943)
Total				(2,227)

At August 31, 2004, the cost of investments for federal income tax purposes was $553,754,524; accordingly, accumulated net unrealized appreciation on investments was $50,685,444, consisting of $77,609,690 gross unrealized appreciation and $26,924,246 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On June 8, 2004, the fund’s Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of Dreyfus Premier International Opportunities Fund, on or about November 21, 2004, providing for the fund to aquire the net assets of Dreyfus Premier International Opportunities Fund in exchange for shares of Common Stock of the fund.

The Fund

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

34

Shareholders and Board of Directors Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2004:

—the total amount of taxes paid to foreign countries was $1,592,468

—the total amount of income sourced from foreign countries was $7,469,053

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2004 calendar year with Form 1099-DIV which will be mailed by January 31, 2005.

The fund also designates 100% of the ordinary dividends paid during the fiscal year as qualifying dividends, subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund

35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
36

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
The Fund
37

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

38

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

39

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
International Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0254AR0804

Dreyfus Premier Midcap Value Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier
Midcap Value Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Midcap Value Fund (formerly, “Dreyfus Midcap Value Plus Fund”) covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, David Daglio.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

David Daglio, Portfolio Manager

How did Dreyfus Premier Midcap Value Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2004, the fund produced a total return of 15.20% for its Class A shares.1 For the period between their inception on June 30, 2004 and the end of the fund’s fiscal year on August 31, 2004, the fund produced total returns of –6.33% for its Class B shares, –6.48% for its Class C shares, –6.26% for its Class R shares and –6.33% for its Class T shares. In comparison, the fund’s benchmarks, the Russell Midcap Value Index and the S&P MidCap 400 Index, achieved total returns of 21.12% and 12.42%, respectively, for the 12-month period, and –1.14% and –4.92%, respectively, for the period between June 30, 2004, and August 31, 2004.2,3

An improving economy during the first half of the reporting period helped drive midcap stocks higher. However, a lackluster market environment during the second half of the reporting period resulted in more modest gains.The fund’s returns for Class B, C, R and T shares underperformed their benchmarks, largely because the fund maintained relatively light exposure to the financial sector, where a number of stocks produced above-average returns for the reporting period overall, and greater exposure to technology stocks, which produced generally lackluster returns during the reporting period.

On a separate note, effective June 30, 2004, Dreyfus Midcap Value Plus Fund was renamed Dreyfus Premier Midcap Value Fund. The fund adopted a multi-class share structure and outstanding shares were reclassified as Class A shares.

What is the fund’s investment approach?

The fund’s goal is to exceed the performance of the Russell Midcap Value Index. To pursue this goal, the fund invests primarily in the common stocks of midcap companies. During the majority of the reporting period, the fund considered companies whose market values generally ranged between $2.5 billion and $35 billion at the time of purchase to be midcap companies. Since August 31, 2004, the fund now considers companies with total market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P MidCap 400 Index or the Russell Midcap Value Index to be mid-cap companies. Currently, the market capitalizations of companies that comprise those indexes range between $500 million and $15 billion.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
4

When selecting stocks for the fund, we utilize a “bottom-up” approach, where the focus is on individual stock selection rather than attempting to forecast market trends.The fund’s investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research and by focusing on three key factors:

  Value, or how a stock is priced relative to traditional business perfor- mance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
  Business momentum, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it reaches our target price, is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund’s performance?

The economy appeared poised to strengthen during the first half of the reporting period, as the 2003 tax cuts and low interest rates helped support consumer spending, and corporations began to feel more comfortable investing in productivity-improving technologies. As a result, corporate earnings began to improve, and stocks generally posted strong gains. By the second half of the reporting period, however, economic growth began to weaken, and investors became increasingly concerned that renewed inflationary pressures might lead to higher interest rates. A number of non-economic concerns also weighed heavily on the market, including persistent instability in Iraq and uncertainty related to the U.S. presidential elections.

The fund’s energy stocks made the greatest contribution to the fund’s returns during the reporting period. The fund benefited from its relatively heavy exposure to energy stocks, which gained value as oil prices rose. A wide variety of the fund’s energy holdings including refineries, drillers, energy services companies and oil services firms fared well over the reporting period.

The consumer services group also contributed positively to the fund’s performance. Mass-merchandise retailer Kmart represented the fund’s top performer for the reporting period as the company emerged from bankruptcy, and we sold the fund’s position in Kmart when its stock reached our price target. In addition, the fund benefited from its invest-

ment in Mandalay Resort Group, a hotel chain in Las Vegas that agreed to be acquired by a larger rival. Mandalay Resort Group also enjoys strong business fundamentals, in our view, because it attracts convention travelers, who tend to be higher-spending customers for casinos.

Within the capital goods sector, transaction and data warehousing solutions provider NCR saw its stock rally in anticipation of a new technology,“Check 21,” that investors hope will boost the company’s earnings. Check 21 is a check-clearing system that allows ATMs to scan checks and store an image file, thereby eliminating the need to process and transport paper checks.

On the other hand, the fund’s overall performance during the reporting period was hindered by its relatively limited exposure to financial stocks, many of which performed well despite higher interest rates. In addition, the fund received disappointing results from its semiconductor holdings in the technology sector, where sales and earnings suffered when the economic recovery stumbled later in the reporting period.

What is the fund’s current strategy?

Our bottom-up stock selection strategy is to seek out-of-favor companies that we believe are attractively valued and enjoy solid business fundamentals. As of the end of the reporting period, we have found more companies that meet our criteria within the technology and health care sectors, where we believe valuations are relatively attractive. Conversely, we generally found fewer investment opportunities in the basic industries, capital goods, financial services and utilities areas, where we believe stocks may have reached full valuations.

September 15, 2004
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S market.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Value Fund Class A shares and the Russell Midcap Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Midcap Value Fund on 6/29/01 (inception date) to a $10,000 investment made in the Russell Midcap Value Index (the “Index”) on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.All dividends and capital gain distributions are reinvested. Effective June 30, 2004, Dreyfus Midcap Value Plus Fund was renamed Dreyfus Premier Midcap Value Fund. Existing shares were redesignated as Class A shares and the fund began offering Class B, Class C, Class R and Class T shares. The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	8.54%	(1.48)%
without sales charge	6/29/01	15.20%	0.36%

Actual Aggregate Total Returns as of 8/31/04

	Inception
	Date	1 Year	Inception

Class B shares
with applicable redemption charge †	6/30/04	—	(10.08)%
without redemption	6/30/04	—	(6.33)%
Class C shares
with applicable redemption charge ††	6/30/04	—	(7.41)%
without redemption	6/30/04	—	(6.48)%
Class R shares	6/30/04	—	(6.26)%
Class T shares
with applicable sales charge (4.5%)	6/30/04	—	(10.53)%
without sales charge	6/30/04	—	(6.33)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Value Fund from March 1, 2004 to August 31, 2004†. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004†
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 ††	$ 7.34	$ 3.75	$ 3.75	$ 2.08	$ 2.92
Ending value (after expenses)	$945.90	$936.70	$935.20	$937.40	$936.70
COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS
Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004†

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 ††	$ 7.61	$ 3.88	$ 3.88	$ 2.16	$ 3.02
Ending value (after expenses)	$1,017.60	$1,004.73	$1,004.73	$1,006.45	$1,005.59

†	For Class A shares and from June 30, 2004 (commencement of initial offering) to August 31, 2004 for Class B,
Class C, Class R and Class T shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for
Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 184/366 for Class A and 63/366 for Class B, Class C, Class R and Class T (to reflect the one-
half-year period for Class A and actual days since inception for Class B, Class C, Class R and Class T).

8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—98.8%	Shares	Value ($)

Basic Industries—5.8%
Abitibi-Consolidated	42,100	249,232
Bowater	5,200	186,836
Eastman Chemical	1,900	88,407
Peabody Energy	1,200	63,984
Smurfit-Stone Container	10,850 [a]	192,479
Timken	6,500	151,125
		932,063
Capital Goods—5.4%
Dana	8,200	154,734
Fluor	1,100	47,025
General Dynamics	1,000	97,640
NCR	2,900 [a]	128,093
Navistar International	12,300 [a]	440,094
		867,586
Consumer Durables—.8%
Stanley Works	2,800	121,128
Consumer Non-Durables—6.8%
Del Monte Foods	41,400 [a]	436,770
General Mills	3,500	165,375
Kellogg	3,900	163,722
H.J. Heinz	2,100	79,611
Mattel	1,800	28,962
Polo Ralph Lauren	1,700	62,101
Reader's Digest Association	11,100	157,842
		1,094,383
Consumer Services—16.8%
Abercrombie & Fitch, Cl. A	5,300	148,400
Advance Auto Parts	9,900 [a]	366,894
Brinker International	5,700 [a]	173,565
Circuit City Stores-Circuit City Group	10,800	140,076
Clear Channel Communications	9,100	304,941
Kroger	21,600 [a]	357,048
Office Depot	22,300 [a]	357,023
Omnicom Group	6,100	419,741
Performance Food Group	9,400 [a]	206,800
Safeway	10,500 [a]	212,100
		2,686,588

	The Fund		9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy—5.6%
ENSCO International	2,450	71,442
GlobalSantaFe	4,796	133,712
Marathon Oil	2,600	94,302
Nabors Industries	1,310 [a]	57,771
Noble	4,000 [a]	160,880
Patterson-UTI Energy	14,000	242,480
Transocean	4,540 [a]	139,378
		899,965
Financial Services—21.7%
Archstone-Smith Trust	4,500 [b]	140,625
Boston Properties	1,400	77,672
CIT Group	9,000	321,660
Comerica	4,100	246,615
E*TRADE Financial	15,400 [a]	181,412
Equity Office Properties Trust	9,700	277,032
Genworth Financial, Cl. A	20,350	462,555
Hartford Financial Services Group	1,000	61,160
Janus Capital Group	20,770	285,380
Knight Trading Group	22,800 [a]	206,568
MBIA	2,700	154,629
PMI Group	5,400	224,262
PNC Financial Services Group	1,400	75,138
PartnerRe	3,800	195,054
Radian Group	1,000	44,300
UnumProvident	33,000	533,940
		3,488,002
Forest Products and Paper—1.0%
Domtar	13,400	161,872
Health Care—8.2%
AmerisourceBergen	3,000	162,300
Barr Pharmaceuticals	5,800 [a]	227,766
Biovail	17,300 [a]	262,268
Cardinal Health	2,000	90,400
IVAX	13,313 [a]	257,730
Medco Health Solutions	5,800 [a]	181,134
Shire Pharmaceuticals Group, ADR	5,200	134,784
		1,316,382

10

Common Stocks (continued)	Shares	Value ($)

Insurance—2.6%
Assurant	5,400	143,316
Conseco	15,600 [a]	265,200
		408,516
Technology—13.6%
Advanced Micro Devices	16,400 [a]	187,452
Agere Systems, Cl. A	100,900 [a]	122,089
BearingPoint	11,600 [a]	93,612
Ceridian	12,300 [a]	227,427
Compuware	35,500 [a]	160,815
Fairchild Semiconductor, Cl. A	4,000 [a]	49,320
Flextronics International	24,700 [a]	306,527
Gateway	12,300 [a]	53,997
JDS Uniphase	57,300 [a]	178,203
Maxtor	24,300 [a]	102,060
McAfee	3,100 [a]	61,318
PeopleSoft	11,000 [a]	191,400
SEI Investments	5,200	169,936
Synopsys	6,500 [a]	103,740
United Microelectronics, ADR	46,286 [a,b]	175,887
		2,183,783
Telecommunications—1.0%
Sprint (FON Group)	8,300	163,344
Utilities—9.5%
Calpine	74,390 [a,b]	254,414
DTE Energy	1,900	78,508
Dominion Resources	2,000	129,780
Entergy	5,500	331,650
Exelon	4,300	158,455
FirstEnergy	4,050	162,972
Nextel Communications, Cl. A	12,600 [a]	292,194
PPL	2,560	122,445
		1,530,418
Total Common Stocks
(cost $15,612,400)		15,854,030

The Fund

11

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—.9%	Amount ($)	Value ($)

U.S. Treasury Bills:
1.38%, 9/23/2004
(cost $150,873)	151,000	150,869

Investment of Cash Collateral
for Securities Loaned—3.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $622,360)	622,360 [c]	622,360

Total Investments (cost$16,385,633)	103.6%	16,627,259
Liabilities, Less Cash and Receivables	(3.6%)	(573,476)
Net Assets	100.0%	16,053,783

a Non-income producing. b All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund's securities on loan is $435,858 and the total market value of the collateral held by the fund is $622,360. c Investment in affiliated money market mutual fund.

Portfolio Summary †
	Value (%)	Value (%)

Financial Services	21.7	Basic Industries	5.8
Consumer Services	16.8	Energy	5.6
Technology	13.6	Capital Goods	5.4
Utilities	9.5	Short-Term/Money Market Investments	4.8
Health Care	8.2	Other	5.4
Consumer Non-Durables	6.8		103.6

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $435,858)—Note 1(b):
Unaffiliated issuers			15,763,273		16,004,899
Affiliated issuers				622,360	622,360
Receivable for investment securities sold					564,285
Dividends and interest receivable					18,885
Receivable for shares of Common Stock subscribed					1,016
Prepaid expenses					54,293
					17,265,738

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					2,490
Cash overdraft due to Custodian					124,861
Liability for securities on loan—Note 1(b)					622,360
Payable for investment securities purchased					367,480
Payable for shares of Common Stock redeemed					61,408
Accrued expenses					33,356
					1,211,955

Net Assets ($)					16,053,783

Composition of Net Assets ($):
Paid-in capital					15,103,637
Accumulated undistributed investment income—net					838
Accumulated net realized gain (loss) on investments					707,682
Accumulated net unrealized appreciation
(depreciation) on investments					241,626

Net Assets ($)					16,053,783

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	15,931,701	108,465	11,743	937.56	936.75
Shares Outstanding	1,265,967	8,619	935	74.460	74.460

Net Asset Value
Per Share ($)	12.58	12.58	12.56	12.59	12.58

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $217 foreign taxes withheld at source)	161,779
Income from securities lending	5,469
Interest	1,927
Total Income	169,175
Expenses:
Investment advisory fee—Note 3(a)	106,910
Shareholder servicing costs—Note 3(c)	52,471
Registration fees	25,332
Audit fees	22,511
Custodian fees—Note 3(c)	21,541
Legal fees	19,961
Prospectus and shareholders' reports	14,178
Directors' fees and expenses—Note 3(d)	554
Distribution fees—Note 3(b)	91
Interest expense—Note 2	21
Miscellaneous	2,354
Total Expenses	265,924
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(51,998)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(65)
Net Expenses	213,861
Investment (Loss)—Net	(44,686)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,296,418
Net unrealized appreciation (depreciation) on investments	(765,695)
Net Realized and Unrealized Gain (Loss) on Investments	1,530,723
Net Increase in Net Assets Resulting from Operations	1,486,037

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004 [a]	2003

Operations ($):
Investment (loss)—net	(44,686)	(22,339)
Net realized gain (loss) on investments	2,296,418	(561,489)
Net unrealized appreciation
(depreciation) on investments	(765,695)	2,091,506
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,486,037	1,507,678

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	7,914,815	3,140,713
Class B shares	108,857	—
Class C shares	12,084	—
Class R shares	1,000	—
Class T shares	1,000	—
Cost of shares redeemed:
Class A shares	(2,887,635)	(1,662,336)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	5,150,121	1,478,377
Total Increase (Decrease) in Net Assets	6,636,158	2,986,055

Net Assets ($):
Beginning of Period	9,417,625	6,431,570
End of Period	16,053,783	9,417,625
Undistributed investment income—net	838	—

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2004 [a]	2003

Capital Share Transactions:
Class A
Shares sold	635,600	328,495
Shares redeemed	(232,607)	(188,350)
Net Increase (Decrease) in Shares Outstanding	402,993	140,145

Class B
Shares sold	8,619	—

Class C
Shares sold	935	—

Class R
Shares sold	74	—

Class T
Shares sold	74	—

a The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares and the fund added Class B, Class C, Class R and Class T shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004 [a]	2003	2002	2001 [b]

Per Share Data ($):
Net asset value, beginning of period	10.91	8.90	11.77	12.50
Investment Operations:
Investment (loss)—net [c]	(.04)	(.03)	(.08)	(.00)[d]
Net realized and unrealized gain
(loss) on investments	1.71	2.04	(2.73)	(.73)
Total from Investment Operations	1.67	2.01	(2.81)	(.73)
Distributions:
Dividends from investment
income—net	—	—	(.01)	—
Dividends from net realized
gain on investments	—	—	(.05)	—
Total Distributions	—	—	(.06)	—
Net asset value, end of period	12.58	10.91	8.90	11.77

Total Return (%)	15.20[e]	22.70	(24.00)	(5.84)[f]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.86	2.35	3.31	1.26[f]
Ratio of net expenses
to average net assets	1.50	1.50	1.50	.26[f]
Ratio of net investment
(loss) to average net assets	(.31)	(.33)	(.74)	(.02)[f]
Portfolio Turnover Rate	154.39	159.07	146.66	35.82[f]

Net Assets, end of period ($ x 1,000)	15,932	9,418	6,432	2,057

a The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares. b From June 29, 2001 (commencement of operations) to August 31, 2001. c Based on average shares outstanding at each month end. d Amount represents less than $.01 per share. e Exclusive of sales charge. f Not annualized.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31, 2004 [a]

	Class B	Class C	Class R	Class T
	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	13.43	13.43	13.43	13.43
Investment Operations:
Investment (loss)—net [b]	(.02)	(.02)	(.00)[c]	(.01)
Net realized and unrealized gain
(loss) on investments	(.83)	(.85)	(.84)	(.84)
Total from Investment Operations	(.85)	(.87)	(.84)	(.85)
Distributions:
Net asset value, end of period	12.58	12.56	12.59	12.58

Total Return (%) [d]	(6.33)[e]	(6.48)[e]	(6.26)	(6.33)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [d]	.62	.59	.34	.43
Ratio of net expenses
to average net assets [d]	.39	.39	.21	.30
Ratio of net investment
(loss) to average net assets [d]	(.17)	(.18)	(.03)	(.12)
Portfolio Turnover Rate	154.39	154.39	154.39	154.39

Net Assets, end of period ($ x 1,000)	108	12	1	1

a The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares. b Based on average shares outstanding at each month end. c Amount represents less than $.01 per share. d Not annualized. e Exclusive of sales charge.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to exceed the performance of the Russell Midcap Value Index.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On June 8, 2004, the fund’s Board of Directors approved, effective June 30, 2004, a change of the fund’s name from “Dreyfus Midcap Value Plus Fund” to “Dreyfus Premier Midcap Value Fund” coinciding with the fund implementing a multiple class structure. Existing shareholders, on June 30, 2004, were classified as Class A shareholders and the fund added Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)
20

net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 74 shares of Class C and all outstanding shares of Class R and Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-

able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $941,643, undistributed capital gain $4,022 and unrealized appreciation $4,481.

During the period ended August 31,2004,as a result of permanent book to tax differences primarily due to net operating losses, the fund increased accumulated undistributed investment income-net by $45,524, decreased accumulated net realized gain (loss) on investments by $44,582 and decreased paid-in capital by $942. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2004 was approximately $1,370, with a related weighted average annualized interest rate of 1.52% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2003 through August 31, 2005, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees,shareholder services plan fees and extraordinary expenses,exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $51,998 during the period ended August 31, 2004.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25 of 1%
$100 million to $1 billion	20 of 1%
$1 billion to $1.5 billion	16 of 1%
$1.5 billion or more	10 of 1%

During the period ended August 31, 2004, the Distributor retained $241 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $81, $10 and $0, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $35,606, $27, $3 and $0, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $9,872 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $21,541 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: Rule 12b-1 distribution plan fees $64, shareholder services plan fees $3,372, custodian fees $6,350 and transfer agency per account fees $1,600, which are offset against an expense reimbursement currently in effect in the amount of $8,896.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege until June 30, 2004.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $26,887,973 and $21,553,428, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $16,622,778; accordingly, accumulated net unrealized appreciation on investments was $4,481, consisting of $1,193,183 gross unrealized appreciation and $1,188,702 gross unrealized depreciation.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26
NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Midcap Value Fund (formerly Dreyfus Midcap Value Plus Fund, one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

The Fund

27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
28

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
The Fund
29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

30

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

31

NOTES

For More	Information

Dreyfus Premier	Custodian

Midcap Value Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

The Boston Company Asset	Distributor

Management, LLC
Dreyfus Service Corporation
One Boston Place
200 Park Avenue
Boston, MA 02108
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0017AR0804

Dreyfus Premier Small Company Growth Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2

This annual report for Dreyfus Premier Small Company Growth Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Randy Watts.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Randy Watts, Portfolio Manager

How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the 12-month period ended August 31, 2004, the fund produced total returns of 9.35% for Class A shares, 8.59% for Class B shares, 8.59% for Class C shares, 9.76% for Class R shares and 9.29% for Class T shares.1 In comparison, the Russell 2000 Growth Index, the fund’s benchmark, produced a 3.38% total return for the same period.2 In addition, the average total return of all funds reported in the Lipper Small-Cap Growth Funds category was 0.69% for the same period.3

Small-cap stocks generally performed better than their large-cap and midcap counterparts during the reporting period as, consistent with historical trends, investors preferred the stocks of smaller, faster-growing companies in the early stages of an economic recovery. The fund’s returns outperformed its benchmark and Lipper category average, primarily because of the success of our security selection strategy, which found a number of opportunities in the strongly performing energy sector and fewer opportunities in the relatively weak technology sector.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market positions, visionary leadership and reasonable financial strength.The fund may also invest up to 35% of its assets in foreign companies.

The portfolio manager identifies potential investments through extensive fundamental research.The fund utilizes a “bottom-up” approach, focusing on individual stock selection.The fund focuses on companies that have consistent, sustainable earnings and revenue growth, are attractively priced relative to the market, have strong management and are poised to benefit from market trends.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

The fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as decelerating earnings or industry weakness.

What other factors influenced the fund’s performance?

As has historically occurred during the early stages of economic recoveries, smaller stocks benefited from investors’ preference for fast-growing companies during much of the reporting period.Although lower-quality, more volatile stocks fared best in this economic environment, the fund’s holdings of higher-quality companies with strong growth rates and relatively low valuations also gained value.

In addition, our bottom-up security selection strategy worked well, leading us to maintain heavier exposure than the benchmark to the energy sector. Energy companies benefited during the reporting period from an increase in oil and gas prices as global demand intensified and supplies remained limited. In addition, ongoing geopolitical instability caused the “risk premium” of energy prices to expand, boosting energy companies’ bottom lines.We focused primarily on exploration and production companies that help the large, integrated oil companies find and develop new oil and gas reserves. The fund also saw good results from its investment in coal producer CONSOL Energy, which benefited from the rising use of coal in electricity production.

Our investment process also identified a number of consumer-oriented companies that fared well during the reporting period. Organic foods company United National Foods saw sales rise as more consumers became willing to pay a premium price for “healthier” foods. The fund also benefited from rising consumer spending on pets. Veterinary hospitals operator VCA Antech reported higher earnings as a result of this trend.

Other areas in which the fund scored successes include the financials sector, where asset-sensitive and ethnic-oriented banks produced attractive gains.

Disappointments during the reporting period included a number of technology companies, including semiconductor makers, that were hurt by unexpectedly weak business conditions. However, because the fund held a smaller percentage of its assets in technology companies than the benchmark, its technology investments produced better results than the Russell 2000 Growth Index’s technology component.

What is the fund’s current strategy?

We have continued to employ our bottom-up security selection strategy to find opportunities among fast-growing, attractively valued small-cap stocks.While we recently have seen evidence of greater strength among higher-quality companies as the economic recovery progresses and investors turn away from more speculative stocks, we have grown more cautious regarding the U.S. economy’s prospects over the near term. Accordingly, we intend to continue to focus on higher-quality small-cap companies that, in our judgment, are likely to grow because of their own fundamental strengths rather than the effects of general economic growth. As of the end of the reporting period, we have continued to find more opportunities meeting our criteria among energy firms and relatively few among more cyclical companies.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.Total returns are calculated on a month-end basis.

3 Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Growth Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Growth Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Small Company Growth Fund on 6/28/02 (inception date) to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/02 is used as the beginning value on 6/28/02.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/28/02	3.06%	4.24%
without sales charge	6/28/02	9.35%	7.12%
Class B shares
with applicable redemption charge †	6/28/02	4.59%	5.11%
without redemption	6/28/02	8.59%	6.40%
Class C shares
with applicable redemption charge ††	6/28/02	7.59%	6.40%
without redemption	6/28/02	8.59%	6.40%
Class R shares	6/28/02	9.76%	7.53%
Class T shares
with applicable sales charge (4.5%)	6/28/02	4.40%	4.76%
without sales charge	6/28/02	9.29%	7.02%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Company Growth Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.90	$ 11.47	$ 11.47	$ 6.71	$ 9.10
Ending value (after expenses)	$905.70	$901.60	$901.60	$907.00	$904.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.36	$ 12.14	$ 12.14	$ 7.10	$ 9.63
Ending value (after expenses)	$1,016.84	$1,013.07	$1,013.07	$1,018.10	$1,015.58

  Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.40% for Class R and 1.90% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—100.6%	Shares	Value ($)

Basic Industries—3.0%
Agrium	1,730	26,902
American Woodmark	130	8,999
CONSOL Energy	830	26,626
Jarden	900 [a]	27,261
		89,788
Capital Goods—5.0%
Applied Industrial Technologies	700	20,916
FMC Technologies	1,310 [a]	40,243
Glamis Gold	930 [a]	15,475
Maverick Tube	510 [a]	15,106
Navigant Consulting	1,490 [a]	28,563
Paxar	1,380 [a]	27,931
		148,234
Consumer Durables—3.0%
A.C. Moore Arts & Crafts	630 [a]	12,808
CUNO	270 [a]	15,357
Nautilus Group	2,110	41,124
Speedway Motorsports	640	20,653
		89,942
Consumer Non-Durables—5.0%
Arden Group, Cl. A	138	11,476
Christopher & Banks	990	17,434
Inter Parfums	940	11,393
JAKKS Pacific	800 [a]	15,664
NBTY	500 [a]	11,965
Provide Commerce	1,470 [a]	27,166
United Natural Foods	730 [a]	18,075
Yankee Candle	1,350 [a]	36,598
		149,771
Consumer Services—13.2%
Books-A-Million	3,440	23,839
California Pizza Kitchen	2,210 [a]	42,189
Charles River Associates	410 [a]	12,362
Charlotte Russe Holding	940 [a]	13,433
Citadel Broadcasting	910 [a]	13,104
Delta & Pine Land	450	11,435
Fairmont Hotels & Resorts	700	18,893

	The Fund		9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
LECG	1,810 [a]	28,797
Laureate Education	1,510 [a]	51,627
Lions Gate Entertainment	6,660 [a]	44,222
MSC Industrial Direct, Cl. A	2,230	69,286
Nu Skin Enterprises, Cl. A	700	18,074
Pacific Sunwear of California	1,570 [a]	30,081
RARE Hospitality International	630 [a]	17,035
		394,377
Electrical Components—1.1%
Power Integrations	1,600 [a]	32,128
Energy—2.8%
Frontier Oil	760	15,519
Grey Wolf	4,850 [a]	20,613
Penn Virginia	450	15,507
RPC	2,200	33,330
		84,969
Financial Services—10.5%
Affiliated Managers Group	260 [a,b]	12,753
Bristol West Holdings	590	9,753
Cathay General Bancorp	410	28,565
Commercial Capital Bancorp	860	18,636
Cullen/Frost Bankers	450	20,245
East West Bancorp	490	17,753
Investors Financial Services	400	18,552
Lawson Software	3,530 [a]	19,768
Mercantile Bank	567	19,839
Online Resources	2,500 [a]	17,275
Reckson Associates Realty	1,190	34,986
Southwest Bancorporation of Texas	1,150	24,242
Triad Guaranty	410 [a]	22,837
UTI Worldwide	970	49,761
		314,965
Health Care—19.2%
Able Laboratories	990 [a]	21,285
American Medical Systems Holdings	570 [a]	17,989
Bone Care International	520 [a]	12,771
Cooper Cos.	1,000	57,950

10

Common Stocks (continued)	Shares		Value ($)

Health Care (continued)
Covance	930	[a]	34,828
Coventry Health Care	410	[a]	20,820
Discovery Laboratories	2,320	[a]	18,328
Encore Medical	2,760	[a]	11,564
Fisher Scientific International	930	[a]	52,982
Flamel Technologies, ADR	830	[a]	14,417
Harvard Bioscience	4,320	[a]	21,254
Inverness Medical Innovations	970	[a,b]	14,996
Matria Healthcare	1,980	[a]	52,312
Nabi Biopharmaceuticals	1,150	[a]	13,432
PSS World Medical	2,910	[a]	31,399
ResMed	430	[a]	20,541
Respironics	630	[a]	33,516
STERIS	1,660	[a]	37,981
Sybron Dental Specialties	730	[a]	20,352
Telik	550	[a]	10,417
Triad Hospitals	540	[a]	17,167
VISX	670	[a]	13,588
Zoll Medical	730	[a]	24,346
			574,235
Miscellaneous—12.7%
Church & Dwight	390		17,538
Connetics	830	[a]	21,289
First Community Bancorp	490		19,948
First Midwest Bancorp	760		26,167
Hain Celestial Group	2,110	[a]	37,030
Inveresk Research Group	850	[a]	30,184
iShares Russell 2000 Growth Index Fund	1,300	[b]	72,280
Medicines	850	[a]	21,488
Orthofix International	450	[a]	15,251
Panera Bread, Cl. A	1,110	[a,b]	38,606
Peet’s Coffee & Tea	1,040	[a]	23,816
Select Medical	860		11,421
VCA Antech	1,120	[a]	21,459
Waste Connections	795	[a]	23,333
			379,810

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Technology—22.5%
Advanced Neuromodulation Systems	170 [a]	4,984
Advanced Power Technology	1,740 [a]	13,398
Anteon International	1,420 [a]	46,647
Avocent	740 [a]	21,097
BearingPoint	1,510 [a]	12,186
Borland Software	3,790 [a]	30,813
Brigham Exploration	3,210 [a]	26,161
Cymer	1,190 [a]	31,797
Cypress Semiconductor	3,690 [a]	36,014
Entravision Communications, Cl. A	3,630 [a]	29,403
FormFactor	1,460 [a]	25,550
Forrester Research	1,640 [a]	27,765
Foundry Networks	1,140 [a]	10,397
Helix Technology	1,130	15,379
Inforte	3,650 [a]	31,934
Ingram Micro, Cl. A	1,890 [a]	28,010
Internet Security Systems	2,220 [a]	31,946
Lam Research	890 [a]	19,179
Macromedia	1,570 [a]	30,427
ManTech International, Cl. A	780 [a]	12,496
McAfee	2,150 [a]	42,527
Merit Medical Systems	1,460 [a]	24,981
Progress Software	1,600 [a]	32,224
Quest Software	900 [a]	9,108
VeriSign	1,730 [a]	30,033
Zoran	3,100 [a]	48,794
		673,250
Transportation—2.6%
Celadon Group	890 [a]	15,086
Forward Air	570 [a]	20,708
Old Dominion Freight Line	1,020 [a]	28,672
SCS Transportation	780 [a]	14,477
		78,943
Total Common Stock
(cost $2,884,441)		3,010,412

12

	Principal
Short-Term Investments—3.4%	Amount ($)	Value ($)

U.S. Treasury Bills;
1.32%, 9/2/2004
(cost $100,996)	101,000	100,996

Investment of Cash Collateral
for Securities Loaned—6.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $205,350)	205,350 [c]	205,350

Total Investments (cost $3,190,787)	110.9%	3,316,758
Liabilities, Less Cash and Receivables	(10.9%)	(325,654)
Net Assets	100.0%	2,991,104

a Non-income producing. b All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $132,108 and the total market value of the collateral held by the fund is $205,350. c Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Technology	22.5	U.S. Government	3.4
Health Care	19.2	Basic Industries	3.0
Consumer Services	13.2	Consumer Durables	3.0
Financial Services	10.5	Energy	2.8
Money Market Investments	6.9	Transportation	2.6
Capital Goods	5.0	Miscellaneous	13.8
Consumer Non-Durables	5.0		110.9

† Based on net assets.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $132,108)—Note 1(b):
Unaffiliated issuers				2,985,437	3,111,408
Affiliated issuers				205,350	205,350
Receivable for investment securities sold					178,521
Receivable for shares of Common Stock subscribed					5,000
Dividends and interest receivable					1,342
Prepaid expenses					29,990
					3,531,611

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					6,483
Cash overdraft due to Custodian					4,770
Payable for investment securities purchased					237,255
Liability for securities on loan—Note 1(b)					205,350
Payable for shares of Common Stock redeemed					54,057
Accrued expenses					32,592
					540,507

Net Assets ($)					2,991,104

Composition of Net Assets ($):
Paid-in capital					2,886,881
Accumulated investment income—net					206
Accumulated net realized gain (loss) on investments					(21,954)
Accumulated net unrealized appreciation
(depreciation) on investments					125,971

Net Assets ($)					2,991,104

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	1,710,874	437,327	376,441	235,992	230,470
Shares Outstanding	118,497	30,725	26,445	16,206	16,000

Net Asset Value
Per Share ($)	14.44	14.23	14.23	14.56	14.40
See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends	5,324
Income from securities lending	807
Interest	613
Total Income	6,744
Expenses:
Management fee—Note 3(a)	17,592
Registration fees	49,010
Professional fees	37,972
Custodian fees—Note 3(c)	18,007
Prospectus and shareholders’ reports	11,970
Distribution fees—Note 3(b)	5,856
Shareholder servicing costs—Note 3(c)	5,849
Directors’ fees and expenses—Note 3(d)	313
Miscellaneous	2,675
Total Expenses	149,244
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(111,753)
Net Expenses	37,491
Investment (Loss)—Net	(30,747)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	121,933
Net unrealized appreciation (depreciation) on investments	(82,962)
Net Realized and Unrealized Gain (Loss) on Investments	38,971
Net Increase in Net Assets Resulting from Operations	8,224

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(30,747)	(14,844)
Net realized gain (loss) on investments	121,933	(119,450)
Net unrealized appreciation
(depreciation) on investments	(82,962)	344,640
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,224	210,346

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	1,568,756	251,655
Class B shares	182,873	73,932
Class C shares	139,406	27,603
Class R shares	3,010	—
Cost of shares redeemed:
Class A shares	(81,433)	(256,167)
Class B shares	(22,956)	(31,723)
Class C shares	(17,674)	(1,752)
Class R shares	(20)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,771,962	63,548
Total Increase (Decrease) in Net Assets	1,780,186	273,894

Net Assets ($):
Beginning of Period	1,210,918	937,024
End of Period	2,991,104	1,210,918
Undistributed investment income—net	206	—

16

	Year Ended August 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	102,460	23,722
Shares redeemed	(5,608)	(26,865)
Net Increase (Decrease) in Shares Outstanding	96,852	(3,143)

Class B [a]
Shares sold	12,316	6,796
Shares redeemed	(1,502)	(3,262)
Net Increase (Decrease) in Shares Outstanding	10,814	3,534

Class C
Shares sold	9,562	2,273
Shares redeemed	(1,203)	(187)
Net Increase (Decrease) in Shares Outstanding	8,359	2,086

Class R
Shares sold	207	—
Shares redeemed	(1)	—
Net Increase (Decrease) in Shares Outstanding	206	—

a During the period ended August 31, 2004, 1,421 Class B shares representing $21,777, were automatically converted to 1,406 Class A shares.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.25	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.21)	(.13)	(.02)
Net realized and unrealized gain
(loss) on investments	1.40	2.87	(1.97)
Total from Investment Operations	1.19	2.74	(1.99)
Net asset value, end of period	14.44	13.25	10.51

Total Return (%) [c]	9.35	26.05	(15.77)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.60	15.80	4.47[d]
Ratio of net expenses to average net assets	1.65	1.65	.29[d]
Ratio of net investment
(loss) to average net assets	(1.28)	(1.19)	(.21)[d]
Portfolio Turnover Rate	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	1,711	287	261

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.30)	(.20)	(.04)
Net realized and unrealized gain
(loss) on investments	1.38	2.85	(1.96)
Total from Investment Operations	1.08	2.65	(2.00)
Net asset value, end of period	14.23	13.15	10.50

Total Return (%) [c]	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.49	16.42	4.51[d]
Ratio of net expenses to average net assets	2.40	2.40	.43[d]
Ratio of net investment
(loss) to average net assets	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	437	262	172

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.30)	(.20)	(.04)
Net realized and unrealized gain
(loss) on investments	1.38	2.85	(1.96)
Total from Investment Operations	1.08	2.65	(2.00)
Net asset value, end of period	14.23	13.15	10.50

Total Return (%) [c]	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.57	16.50	4.49[d]
Ratio of net expenses to average net assets	2.40	2.40	.43[d]
Ratio of net investment
(loss) to average net assets	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	376	238	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to August 31, 2002.
See notes to financial statements.

20

		Year Ended August 31,

Class R Shares	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.31	10.52	12.50
Investment Operations:
Investment (loss)—net [b]	(.14)	(.10)	(.02)
Net realized and unrealized gain
(loss) on investments	1.39	2.89	(1.96)
Total from Investment Operations	1.25	2.79	(1.98)
Net asset value, end of period	14.56	13.31	10.52

Total Return (%)	9.76	26.62	(15.77)[c,d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.72	15.51	4.32[c]
Ratio of net expenses to average net assets	1.40	1.40	.25[c]
Ratio of net investment
(loss) to average net assets	(1.08)	(.91)	(.16)[c]
Portfolio Turnover Rate	236.76	279.61	14.72[c]

Net Assets, end of period ($ X 1,000)	236	213	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund

21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	13.23	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.22)	(.15)	(.03)
Net realized and unrealized gain
(loss) on investments	1.39	2.87	(1.96)
Total from Investment Operations	1.17	2.72	(1.99)
Net asset value, end of period	14.40	13.23	10.51

Total Return (%) [c]	9.29	25.98	(15.85)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.23	16.01	4.40[d]
Ratio of net expenses to average net assets	1.90	1.90	.34[d]
Ratio of net investment
(loss) to average net assets	(1.58)	(1.41)	(.25)[d]
Portfolio Turnover Rate	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	230	212	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

As of August 31, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 16,000 shares in Class B and Class C shares and all of the outstanding Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these invest-

ments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $7,110 and unrealized appreciation $97,113.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the fund increased accumulated undistributed investment income-net by $30,953, increased accumulated net realized gain (loss) on investments by $123 and decreased paid-in capital by $31,076. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2003 through August 31, 2005, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $111,753 during the period ended August 31, 2004.

During the period ended August 31, 2004, the Distributor retained $4,450 from commissions earned on sales of the fund’s Class A shares, and $164 from contingent deferred sales charges on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $2,575, $2,682 and $599, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $1,925, $858, $894 and $599, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $909 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $18,007 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees

$2,221, Rule 12b-1 distribution plan fees $562, shareholder services plan fees $567, custodian fees $3,178 and transfer agency per account fees $214, which are offset against an expense reimbursement currently in effect in the amount of $259.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $6,311,014 and $4,504,962, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $3,219,645; accordingly, accumulated net unrealized appreciation on investments was $97,113, consisting of $243,014 gross unrealized appreciation and $145,901 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that

The Fund

29

NOTES TO FINANCIAL STATEMENTS (continued)
30

12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Premier Small Company Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Growth Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

The Fund

31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
32

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
The Fund
33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

34

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

35

NOTES

For More Information

Dreyfus Premier	Transfer Agent &
Small Company Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0771AR0804

Dreyfus Premier
Structured Large	Cap
Value Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier
Structured Large Cap	The	Fund
Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This report for Dreyfus Premier Structured Large Cap Value Fund covers the period from the fund’s inception on December 31, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Oliver Buckley.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Oliver Buckley, Portfolio Manager

How did Dreyfus Premier Structured Large Cap Value Fund perform relative to its benchmark?

For the period between the fund’s inception on December 31, 2003, and the end of its annual reporting period on August 31, 2004, the fund produced total returns of 4.40% for Class A shares, 3.84% for Class B shares, 3.84% for Class C shares, 4.56% for Class R shares and 4.24% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), provided a 3.93% total return for the same period.2

Large-cap value stocks fared relatively well during the reporting period as investors increasingly turned away from smaller, more speculative stocks and toward larger, higher-quality companies that pay dividends. The fund’s returns were in line with its benchmark, primarily due to strong results from industrial companies and holdings that either recovered successfully from earlier problems or were subjects of corporate acquisitions.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the Russell 1000 Value Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings.

We select stocks using a “bottom-up,” structured approach that seeks to identify undervalued securities through a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4
  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;
  Long-term growth, based on measures that reflect changes in esti- mated long-term earnings growth over multiple time periods; and
  Additional factors, such as technical factors, trading by company insiders or share issuance/buyback data.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested. We attempt to maintain a neutral exposure to sectors relative to the Russell 1000 Value Index. Within each sector, we overweight the most attractive stocks and underweight or avoid the stocks that have been ranked least attractive.

What other factors influenced the fund’s performance?

When 2004 began, investors apparently preferred smaller, lower-quality companies that they believed would benefit from the early stages of an economic recovery.As the year progressed, however, investors began to turn their attention toward higher-quality, dividend-paying stocks with a history of relatively consistent earnings.This trend helped the performance of the fund, which focuses primarily on fundamentally strong, reasonably valued large-cap companies with good growth prospects.

The fund particularly benefited from improved results among companies that experienced problems during the previous economic downturn. For example, communications equipment maker Motorola made headway in the wireless telephone handset market after shedding its underperform-ing semiconductor business, and California electric utility Edison International continued to recover from the effects of the state’s 2001 energy crisis.

In addition, a number of the fund’s holdings were positively affected by acquisition offers, including hotel and casino operator Mandalay Resort Group and regional bank SouthTrust. The fund also received positive contributions from industrial and basic materials companies, such as paint and chemicals manufacturer Sherwin-Williams, that benefited from greater global demand for construction materials.

On the other hand, some of the fund’s investments proved disappointing, including industrial conglomerate SPX, automobile giant General Motors, aluminum producer Alcoa, media company Clear Channel Communications and real estate investment trust Friedman, Billings, Ramsey Group. These companies were hurt by factors ranging from higher interest rates to management missteps.

What is the fund’s current strategy?

We have continued to employ our quantitative screening process to identify what we believe to be the strongest companies within the various industry groups that comprise the Index. In an effort to manage risks, we generally construct the portfolio to roughly match the benchmark’s sector concentrations. In our judgment, this approach enables us to add value more effectively through our security selection strategy.

As of the end of the reporting period, we have continued to find what we consider to be attractive opportunities across a number of market sectors. However, recently we have identified more individual stocks meeting our criteria in the energy and industrials areas, where we believe business conditions may continue to be supported by higher commodity prices.

September 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Large Cap Value Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 1000 Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Structured Large Cap Value Fund on 12/31/03 (inception date) to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the maximum contingent deferred sales charges on Class B and Class C shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 8/31/04

	Inception	From
	Date	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/03	(1.58)%
without sales charge	12/31/03	4.40%
Class B shares
with applicable redemption charge †	12/31/03	(0.16)%
without redemption	12/31/03	3.84%
Class C shares
with applicable redemption charge ††	12/31/03	2.84%
without redemption	12/31/03	3.84%
Class R shares	12/31/03	4.56%
Class T shares
with applicable sales charge (4.5%)	12/31/03	(0.46)%
without sales charge	12/31/03	4.24%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Large Cap Value Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.23	$ 11.23	$ 6.26	$ 8.75
Ending value (after expenses)	$989.40	$984.80	$985.60	$990.90	$988.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.61	$ 11.39	$ 11.39	$ 6.34	$ 8.87
Ending value (after expenses)	$1,017.60	$1,013.83	$1,013.83	$1,018.85	$1,016.34

  Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—99.2%	Shares		Value ($)

Banking—18.6%
Bank of America	1,200		53,976
Goldman Sachs Group	700		62,755
Independence Community Bank	600		23,544
KeyCorp	700		21,945
Morgan Stanley	300		15,219
PNC Financial Services Group	1,100		59,037
SunTrust Banks	800		54,480
Wachovia	800		37,528
Wells Fargo	1,300		76,375
			404,859
Commercial Services—1.9%
AmerisourceBergen	500		27,050
Ingram Micro, Cl. A	900	[a]	13,338
			40,388
Communications—3.6%
BellSouth	2,600		69,576
CenturyTel	300		9,657
			79,233
Consumer Durables—3.8%
Activision	1,500	[a]	21,585
D.R. Horton	1,450		44,863
KB HOME	100		6,877
Lennar, Cl. A	200		9,160
			82,485
Consumer Non-Durables—5.7%
Altria Group	600		29,370
Kimberly-Clark	800		53,360
Pepsi Bottling Group	400		10,716
Sara Lee	1,400		30,982
			124,428
Consumer Services—9.0%
Cendant	1,300		28,119
Clear Channel Communications	1,200		40,212
McDonald’s	2,000		54,040
Time Warner	1,100	[a]	17,985
Walt Disney	2,500		56,125
			196,481

	The Fund			9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology—7.0%
Boeing	800	41,776
General Dynamics	500	48,820
L-3 Communications Holdings	200	12,528
Motorola	3,000	48,450
		151,574
Energy Minerals—13.5%
ChevronTexaco	900	87,750
ConocoPhillips	600	44,658
Exxon Mobil	3,500	161,350
		293,758
Finance—7.9%
Citigroup	2,100	97,818
Countrywide Financial	1,200	42,660
MBNA	1,300	31,382
		171,860
Health Technology—.7%
Becton, Dickinson	300	14,436
Industrial Services—1.1%
Waste Management	900	25,011
Insurance—8.9%
Allstate	1,200	56,652
Cincinnati Financial	515	20,780
Fidelity National Financial	200	7,530
First American	600	17,382
Jefferson-Pilot	400	19,160
Lincoln National	200	9,060
MBIA	700	40,089
StanCorp Financial Group	300	21,750
		192,403
Non-Energy Minerals—1.4%
Louisiana-Pacific	1,200	29,640

10

Common Stocks (continued)	Shares	Value ($)

Process Industries—3.3%
Archer-Daniels-Midland	3,000	47,910
Sigma-Aldrich	400	22,916
		70,826
Producer Manufacturing—4.4%
Deere	300	18,981
General Electric	1,900	62,301
SPX	400	14,596
		95,878
Real Estate—1.8%
CBL & Associates Properties	200	12,216
Friedman, Billings, Ramsey Group, Cl. A	800	15,080
Thornburg Mortgage	400 [b]	11,640
		38,936
Retail Trade—.9%
Borders Group	600	14,340
Claire’s Stores	200	4,868
		19,208
Technology Services—1.1%
Community Health Systems	300 [a]	7,500
International Business Machines	200	16,938
		24,438
Utilities—4.6%
Constellation Energy Group	900	36,990
Edison International	1,300	34,944
Northeast Utilities	1,100	21,087
ONEOK	300	7,068
		100,089
Total Common Stocks
(cost $2,110,366)		2,155,931

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus
Money Market Fund
(cost $12,000)	12,000 [c]	12,000

Total Investments (cost $2,122,366 )	99.7%	2,167,931
Cash and Receivables (Net)	.3%	5,935
Net Assets	100.0%	2,173,866

a Non-income producing. b All of this security is on loan.At August 31, 2004, the total market value of the fund’s security on loan is $11,640 and the total market value of the collateral held by the fund is $12,000. c Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Banking	18.6	Consumer Non-Durables	5.7
Energy Minerals	13.5	Utilities	4.6
Consumer Services	9.0	Producer Manufacturing	4.4
Insurance	8.9	Other	20.1
Finance	7.9
Electronic Technology	7.0		99.7

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including security
on loan valued at $11,640)—Note 1(b):
Unaffiliated issuers				2,110,366	2,155,931
Affiliated issuers				12,000	12,000
Cash					50,045
Dividends receivable					5,251
Prepaid expenses					14,230
Due from The Dreyfus Corporation and affiliates					13,986
					2,251,443

Liabilities ($):
Liability for security on loan—Note 1(b)					12,000
Payable for investment securities purchased					4,556
Accrued expenses					61,021
					77,577

Net Assets ($)					2,173,866

Composition of Net Assets ($):
Paid-in capital					2,064,058
Accumulated undistributed investment income—net					33,587
Accumulated net realized gain (loss) on investments					30,656
Accumulated net unrealized appreciation
(depreciation) on investments					45,565

Net Assets ($)					2,173,866

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	426,987	464,674	446,113	419,244	416,848
Shares Outstanding	32,724	35,786	34,363	32,076	32,000

Net Asset Value
Per Share ($)	13.05	12.98	12.98	13.07	13.03

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS

From December 31, 2003 (commencement of operations) to August 31, 2004

Investment Income ($):
Income:
Cash dividends	33,347
Interest	253
Income from securities lending	24
Total Income	33,624
Expenses:
Investment advisory fee—Note 3(a)	10,497
Registration fees	68,868
Legal fees	35,025
Auditing fees	19,720
Prospectus and shareholders’ reports	9,047
Distribution fees—Note 3(b)	4,944
Shareholder servicing costs—Note 3(c)	3,649
Custodian fees—Note 3(c)	2,007
Directors’ fees and expenses—Note 3(d)	68
Miscellaneous	3,576
Total Expenses	157,401
Less—expense reimbursement from
The Dreyfus Corporation due to undertaking—Note 3(a)	(132,152)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(145)
Net Expenses	25,104
Investment income—Net	8,520

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	30,555
Net unrealized appreciation (depreciation) on investments	45,565
Net Realized and Unrealized Gain (Loss) on Investments	76,120
Net Increase in Net Assets Resulting from Operations	84,640

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

From December 31, 2003 (commencement of operations) to August 31, 2004

Operations ($):
Investment income—net	8,520
Net realized gain (loss) on investments	30,555
Net unrealized appreciation
(depreciation) on investments	45,565
Net Increase (Decrease) in Net Assets
Resulting from Operations	84,640

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	409,428
Class B shares	448,541
Class C shares	430,257
Class R shares	401,000
Class T shares	400,000
Increase (Decrease) in Net Assets
from Capital Stock Transactions	2,089,226
Total Increase (Decrease) in Net Assets	2,173,866

Net Assets ($):
Beginning of Period	—
End of Period	2,173,866
Undistributed investment income—net	33,587

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)
From December 31, 2003 (commencement of operations) to August 31, 2004

Capital Share Transactions:
Class A
Shares sold	32,724

Class B
Shares sold	35,786

Class C
Shares sold	34,363

Class R
Shares sold	32,076

Class T
Shares sold	32,000

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 31, 2003 (commencement of operations) to August 31, 2004.All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from the fund’s financial statements.

	Class A	Class B	Class C	Class R	Class T
	Shares	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50	12.50
Investment Operations:
Investment income—net [a]	.08	.01	.01	.10	.06
Net realized and unrealized
gain (loss) on investments	.47	.47	.47	.47	.47
Total from Investment Operations	.55	.48	.48	.57	.53
Net asset value, end of period	13.05	12.98	12.98	13.07	13.03

Total Return (%)	4.40[b]	3.84[b]	3.84[b]	4.56	4.24[b]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [c]	7.32	7.84	7.83	7.15	7.49
Ratio of net expenses to
average net assets [c]	1.00	1.51	1.51	.84	1.17
Ratio of net investment income
to average net assets [c]	.61	.11	.11	.78	.44
Portfolio Turnover Rate [c]	57.46	57.46	57.46	57.46	57.46

Net Assets, end of period ($ x 1,000)	427	465	446	419	417

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized
See notes to financial statements.

The Fund

17

NOTES TO FINANCIAL STATEMENTS

18

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Large Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund,which commenced operations on December 31,2003. The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized).Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 32,000 shares, respectively, in Class A, Class B, Class C, Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)
20

For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained,which are used to offset custody fees.For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $64,770, undistributed capital gains $101 and unrealized appreciation $44,937.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the fund increased accumulated undistributed investment income-net by $25,067, increased accumulated net realized gain (loss) on investments by $101 and decreased paid-in capital by $25,168. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from December 31, 2003 through August 31, 2005 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fee, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense.The expense reimbursement, pursuant to the undertaking, amounted to $132,152 during the period ended August 31, 2004.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25 of 1%
$100 million to $1 billion	20 of 1%
$1 billion to $1.5 billion	16 of 1%
$1.5 billion or more	10 of 1%

During the period ended August 31, 2004, the Distributor retained $72 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $2,181, $2,074 and $689, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $702, $727, $691 and $689, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $392 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $2,007 pursuant to the custody agreement.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of:investment advisory fees $1,339,Rule 12b-1 distribution plan fees $641,shareholder services plan fees $360, custodian fees $336 and transfer agency per account fees $90, which are offset against an expense reimbursement currently in effect in the amount of $16,752.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $3,260,604 and $1,180,957, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $2,122,994; accordingly, accumulated net unrealized appreciation on investments was $44,937, consisting of $99,024 gross unrealized appreciation and $54,087 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

26

Shareholders and Board of Directors

Dreyfus Premier Structured Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Large Cap Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the period from December 31, 2003 (commencement of operations) to August 31,2004.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Large Cap Value Fund at August 31, 2004, and the results of its operations,the changes in its net assets and the financial highlights for the period from December 31, 2003 to August 31, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
28

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

The Fund

29

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

30

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

NOTES

For More	Information

Dreyfus Premier	Custodian

Structured Large Cap
Mellon Bank, N.A.
Value Fund
One Mellon Bank Center
200 Park Avenue
Pittsburgh, PA 15258
New York, NY 10166

Transfer Agent &

Investment Adviser	Dividend Disbursing Agent

The Dreyfus Corporation
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Sub-Investment Adviser	Distributor

Franklin Portfolio Associates, LLC
Dreyfus Service Corporation
One Boston Place
200 Park Avenue
Boston, MA 02108
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0134AR0804

Dreyfus Premier Select Midcap Growth Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier
Select Midcap	The	Fund
Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Select Midcap Growth Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Fred Kuehndorf,Terence J. McLaughlin and Deborah C. Ohl.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Terence J. McLaughlin and Deborah C. Ohl, Portfolio Managers

How did Dreyfus Premier Select Midcap Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 5.33% for Class A shares, 4.56% for Class B shares, 4.42% for Class C shares,5.52% for Class R shares and 5.00% for Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), provided a 7.46% total return for the same period.2

Midcap growth stocks were influenced during the reporting period by shifting investor expectations regarding U.S. economic growth and business conditions. Consistent with historical trends, smaller, lower-quality stocks performed best for much of the reporting period as the early stages of an economic recovery took hold.The fund’s returns trailed its benchmark because the fund focuses on higher-quality midcap stocks. Later in the reporting period, however, the types of stocks in which the fund invests began to gain strength as the economic recovery progressed.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midcap growth companies. The fund considers midcap companies to be companies with market capitalizations that fall within the range of the Russell Midcap Growth Index at the time of purchase. The fund invests in companies that we believe have solid market positions and reasonable financial strength.

The portfolio managers seek investment opportunities for the fund in companies that have a history of consistent earnings growth and above-average profitability.The portfolio managers focus on individual stock selection, building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

The fund typically sells a stock when the company’s earnings are no longer growing, or it no longer possesses the characteristics that caused its purchase.A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating funda-mentals.The fund may also sell a stock if it becomes an overweighted portfolio position, as determined by portfolio managers.

What other factors influenced the fund’s performance?

Because our bottom-up investment process focuses on higher-quality midcap companies that appear poised for above-average growth, the fund was unable to participate fully in the strength of lower-quality, more speculative stocks that dominated the market during the closing months of 2003 and much of the first half of 2004.

Nonetheless, the fund benefited from gains among a number of strongly performing holdings. For example, our quantitative screens suggested that Mobile Telesystems, Russia’s largest wireless telephone provider, was poised for above-trend growth. Russia’s adoption of wireless telephony has lagged the United States and Europe, giving Mobile Telesystems opportunities to penetrate more deeply an underserved market. Mobile Telesystems’s stock trades in the United States as an American Depository Receipt (ADR).

Among U.S. companies, computer software maker Symantec benefited from rising sales and greater pricing power as consumers and business enterprises attempted to strengthen their defenses against computer viruses and other security threats. Ubiquitous coffee retailer Starbucks has extended its 11-year record of consecutive growth in same-store sales, helping it to produce strong earnings growth and a higher stock price. Diversified financial services provider Doral Financial benefited from above-average economic growth in its home market, Puerto Rico.

On the other hand, some of the fund’s holdings produced disappointing results during the reporting period when they unexpectedly encountered fundamental business problems. European airline Ryanair’s earnings suffered when the discount carrier was forced to reduce fares in order to fill seats in a relatively weak regional economy. Despite industry consolidation, computer disk-drive manufacturer Seagate Technology was hurt by general weakness in the U.S. technology sector and weaker-than-expected personal computer sales. For-profit education provider Career Education was adversely affected when its industry came under regulatory scrutiny amid questions regarding the accuracy of accreditation data. In each of these cases, we sold the fund’s holdings when these fundamental weaknesses came to light.

What is the fund’s current strategy?

We have continued to employ our disciplined, quantitative investment process. Since the Federal Reserve Board began raising short-term interest rates in late June, investors have been favoring high-quality stocks. Most notably, economically sensitive stocks in the energy, basic materials and consumer durables sectors recently have shown signs of strength as investors look for companies that they believe will benefit from the next stage of the economic cycle.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Growth Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Select Midcap Growth Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell Midcap Growth Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Select Midcap Growth Fund on 3/31/03 (inception date) to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	3/31/03	(0.74)%	14.19%
without sales charge	3/31/03	5.33%	19.04%
Class B shares
with applicable redemption charge †	3/31/03	0.56%	15.51%
without redemption	3/31/03	4.56%	18.15%
Class C shares
with applicable redemption charge ††	3/31/03	3.42%	18.04%
without redemption	3/31/03	4.42%	18.04%
Class R shares	3/31/03	5.52%	19.30%
Class T shares
with applicable sales charge (4.5%)	3/31/03	0.25%	14.93%
without sales charge	3/31/03	5.00%	18.73%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Midcap Growth Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.40	$ 11.07	$ 11.07	$ 6.17	$ 8.62
Ending value (after expenses)	$961.60	$957.70	$956.50	$962.20	$959.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.61	$ 11.39	$ 11.39	$ 6.34	$ 8.87
Ending value (after expenses)	$1,017.60	$1,013.83	$1,013.83	$1,018.85	$1,016.34

  Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—97.4%	Shares		Value ($)

Consumer Discretionary—22.1%
Apollo Group, Cl. A	500	[a]	39,000
Bed Bath & Beyond	2,175	[a]	81,389
Chico’s FAS	1,325	[a,b]	54,192
Coach	1,750	[a]	73,762
eBay	125	[a,b]	10,818
Electronic Arts	675	[a]	33,602
Michaels Stores	875		50,164
Staples	1,175	[b]	33,699
Starbucks	1,250	[a]	54,050
Williams-Sonoma	1,825	[a]	63,856
			494,532
Energy—8.2%
BJ Services	1,400		67,270
Smith International	850	[a,b]	48,433
XTO Energy	2,425	[b]	67,997
			183,700
Financial Services—9.5%
DST Systems	1,325	[a,b]	59,943
Doral Financial	1,725		70,155
E*TRADE Financial	5,225	[a]	61,551
SunGard Data Systems	900	[a]	20,700
			212,349
Health Care—19.6%
Allergan	300	[b]	22,395
Biomet	1,400		63,910
Coventry Health Care	1,275	[a]	64,745
Gilead Sciences	725	[a]	50,119
Quest Diagnostics	700		59,920
Stryker	950		43,035
Teva Pharmaceutical Industries, ADR	1,500		40,875
Varian Medical Systems	1,500	[a]	49,725
Zimmer Holdings	600	[a]	42,780
			437,504
Other—2.1%
Eaton	775		46,771

	The Fund			9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Producer Durables—4.7%
Centex	1,250		57,213
Cummins	700		47,103
			104,316
Technology—21.6%
ATI Technologies	3,250	[a]	46,995
Adobe Systems	1,400		64,218
Altera	2,875	[a]	54,395
Autodesk	1,625		72,166
Cognizant Technology Solutions, Cl. A	2,850	[a]	78,147
Cognos	1,800	[a]	56,916
Rockwell Automation	1,500		58,500
Symantec	1,100	[a,b]	52,756
			484,093
Telecommunications—1.6%
AO VimpelCom, ADR	375	[a]	36,787
Transportation—5.3%
C.H. Robinson Worldwide	1,325		56,538
Expeditors International of Washington	1,250	[b]	60,975
			117,513
Utilities—2.7%
Mobile Telesystems, ADR	475		61,446
Total Common Stocks
(cost $1,825,290)			2,179,011

Other Investments—3.7%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	82,000	[c]	82,000
(cost $82,000)

10

Investment of Cash Collateral
for Securities Loaned—18.1%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $404,275)		404,275 [c]	404,275

Total Investments (cost $2,311,565)		119.2%	2,665,286

Liabilities, Less Cash and Receivables		(19.2%)	(429,714)

Net Assets		100.0%	2,235,572

[a] Non-income producing.
[b]	All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on
	loan is $392,015 and the total market value of the collateral held by the fund is $404,275.
[c]	Investments in affiliated money market mutual funds.

Portfolio Summary †

	Value (%)		Value (%)

Consumer Discretionary	22.1	Transportation	5.3
Money Market Investments	21.8	Producer Durables	4.7
Technology	21.6	Utilities	2.7
Health Care	19.6	Other	3.7
Financial Services	9.5
Energy	8.2		119.2

† Based on net assets.
See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $392,015)—Note 1(b):
Unaffiliated issuers				1,825,290	2,179,011
Affiliated issuers				486,275	486,275
Cash					6,391
Receivable for investment securities sold					5,695
Dividends receivable					1,796
Prepaid expenses					23,997
Due from The Dreyfus Corporation
and affiliates—Note 3(c)					15,145
					2,718,310

Liabilities ($):
Liability for securities on loan—Note 1(b)					404,275
Payable for investment securities purchased					46,751
Accrued expenses					31,712
					482,738

Net Assets ($)					2,235,572

Composition of Net Assets ($):
Paid-in capital					1,829,168
Accumulated net realized gain (loss) on investments					52,683
Accumulated net unrealized appreciation
(depreciation) on investments					353,721

Net Assets ($)					2,235,572

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	465,472	788,774	456,353	265,043	259,930
Shares Outstanding	29,072	49,801	28,855	16,501	16,300

Net Asset Value
Per Share ($)	16.01	15.84	15.82	16.06	15.95

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $69 foreign taxes withheld at source):
Unaffiliated issuers	8,141
Affiliated issuers	596
Income from securities lending	85
Total Income	8,822
Expenses:
Management fee—Note 3(a)	16,731
Registration fees	84,329
Auditing fees	34,297
Prospectus and shareholders’ reports	11,660
Distribution fees—Note 3(b)	10,102
Shareholder servicing costs—Note 3(c)	7,411
Custodian fees—Note 3(c)	635
Directors’ fees and expenses—Note 3(d)	332
Legal fees	20
Miscellaneous	2,692
Total Expenses	168,209
Less—expense reimbursement from
The Dreyfus Corporation due to undertaking—Note 3(a)	(125,297)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(63)
Net Expenses	42,849
Investment (Loss)—Net	(34,027)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	53,143
Net unrealized appreciation (depreciation) on investments	79,611
Net Realized and Unrealized Gain (Loss) on Investments	132,754
Net Increase in Net Assets Resulting from Operations	98,727

See notes to financial statements.

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003 [a]

Operations ($):
Investment (loss)—net	(34,027)	(10,462)
Net realized gain (loss) on investments	53,143	4,270
Net unrealized appreciation
(depreciation) on investments	79,611	274,110
Net Increase (Decrease) in Net Assets
Resulting from Operations	98,727	267,918

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	124,892	408,823
Class B shares	330,421	813,844
Class C shares	159,526	246,789
Class R shares	7,990	200,000
Class T shares	4,904	200,000
Cost of shares redeemed:
Class A shares	(144,868)	(5,120)
Class B shares	(403,059)	(75,205)
Class R shares	(10)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	79,796	1,789,131
Total Increase (Decrease) in Net Assets	178,523	2,057,049

Net Assets ($):
Beginning of Period	2,057,049	—
End of Period	2,235,572	2,057,049

14

	Year Ended August 31,

	2004	2003 [a]

Class A [b]
Shares sold	7,738	30,803
Shares redeemed	(9,118)	(351)
Net Increase (Decrease) in Shares Outstanding	(1,380)	30,452

Class B [b]
Shares sold	20,796	59,216
Shares redeemed	(24,997)	(5,214)
Net Increase (Decrease) in Shares Outstanding	(4,201)	54,002

Class C
Shares sold	9,694	19,161

Class R
Shares sold	502	16,000
Shares redeemed	(1)	—
Net Increase (Decrease) in Shares Outstanding	501	16,000

Class T
Shares sold	300	16,000

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	During the period ended August 31, 2004, 1,821 Class B shares representing $30,061 were automatically converted to 1,807 Class A shares.
See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.19	12.50
Investment Operations:
Investment (loss)—net [b]	(.18)	(.08)
Net realized and unrealized
gain (loss) on investments	1.00	2.77
Total from Investment Operations	.82	2.69
Net asset value, end of period	16.01	15.19

Total Return (%) [c]	5.33	21.60[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.15	6.39[d]
Ratio of net expenses to average net assets	1.50	.64[d]
Ratio of net investment (loss)
to average net assets	(1.10)	(.53)[d]
Portfolio Turnover Rate	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	465	463

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Year Ended August 31,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.30)	(.13)
Net realized and unrealized
gain (loss) on investments	.99	2.78
Total from Investment Operations	.69	2.65
Net asset value, end of period	15.84	15.15

Total Return (%) [c]	4.56	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.96	5.98[d]
Ratio of net expenses to average net assets	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.85)	(.83)[d]
Portfolio Turnover Rate	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	789	818

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.30)	(.12)
Net realized and unrealized
gain (loss) on investments	.97	2.77
Total from Investment Operations	.67	2.65
Net asset value, end of period	15.82	15.15

Total Return (%) [c]	4.42	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.66	7.49[d]
Ratio of net expenses to average net assets	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.86)	(.84)[d]
Portfolio Turnover Rate	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	456	290

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Year Ended August 31,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.21	12.50
Investment Operations:
Investment (loss)—net [b]	(.14)	(.06)
Net realized and unrealized
gain (loss) on investments	.99	2.77
Total from Investment Operations	.85	2.71
Net asset value, end of period	16.06	15.21

Total Return (%)	5.52	21.76[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.81	7.10[c]
Ratio of net expenses to average net assets	1.25	.53[c]
Ratio of net investment (loss)
to average net assets	(.85)	(.42)[c]
Portfolio Turnover Rate	97.27	39.58[c]

Net Assets, end of period ($ X 1,000)	265	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class T Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.18	12.50
Investment Operations:
Investment (loss)—net [b]	(.22)	(.09)
Net realized and unrealized
gain (loss) on investments	.99	2.77
Total from Investment Operations	.77	2.68
Net asset value, end of period	15.95	15.18

Total Return (%) [c]	5.00	21.52[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.31	7.32[d]
Ratio of net expenses to average net assets	1.75	.74[d]
Ratio of net investment (loss)
to average net assets	(1.36)	(.63)[d]
Portfolio Turnover Rate	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	260	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 16,000 shares, respectively, in Class A, Class B, Class C, Class R and Class T shares of the fund.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed capital gain $52,933 and unrealized appreciation $353,471.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $34,027 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75 of

1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2003 through August 31, 2005 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees,shareholder services plan fees and extraordinary expenses,exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $125,297 during the period ended August 31, 2004.

During the period ended August 31, 2004, the Distributor retained $278 and $22 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $5,184 and $302 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $6,742, $2,713 and $647, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

Class T shares were charged $1,121, $2,247, $904 and $647, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $1,798 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $635 pursuant to the custody agreement.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,376, Rule 12b-1 distribution plan fees $823, shareholder services plan fees $404, custody fees $400 and transfer agency per account fees $310, which are offset against an expense reimbursement currently in effect in the amount of $18,458.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $2,226,664 and $2,083,824, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $2,311,815 accordingly, accumulated net unrealized appreciation on investments was $353,471, consisting of $387,707 gross unrealized appreciation and $34,236 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

28

Shareholders and Board of Directors Dreyfus Premier Select Midcap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Midcap Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Midcap Growth Fund at August 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Fund

31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

32

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus Premier	Transfer Agent &
Select Midcap Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0600AR0804

Dreyfus Premier Structured Midcap Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2

Dreyfus Premier

Structured Midcap Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Structured Midcap Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Michael Dunn.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 14.35% for Class A shares, 13.44% for Class B shares, 13.45% for Class C shares, 14.67% for Class R shares and 14.10% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 12.42% for the same period.2

An improving U.S. economy and higher corporate earnings helped boost prices of midcap stocks during the first half of the reporting period. However, slower economic growth in the second half of the reporting period resulted in less robust returns.The fund outperformed the S&P 400 Index, primarily due to the success of our bottom-up stock selection strategy, which favored some of the reporting period’s better-performing, more value-oriented stocks.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of midsize companies. The fund’s stock investments may include U.S. common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;
  Relative value, such as current and forecasted price-to-earnings ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4
  Long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and
  Additional factors, such as trading by company insiders or share issuance/buy-back data.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested.

What other factors influenced the fund’s performance?

During the first half of the reporting period, the U.S. economy appeared poised to strengthen.The 2003 tax cuts and low interest rates helped support consumer spending, and corporations became more comfortable investing in productivity-improving technologies. As a result, corporate earnings began to improve, and many stocks posted strong gains. By the second half of the reporting period, however, economic growth began to weaken and investors became increasingly concerned that renewed inflationary pressures might lead to higher interest rates. A number of non-economic concerns also weighed heavily on the market, including persistent instability in Iraq and uncertainty surrounding the U.S. presidential elections.

In this environment, the fund’s modest bias toward value-oriented stocks and our stock selection strategy proved beneficial to performance during the reporting period. The fund especially benefited from its relatively heavy exposure to energy stocks. We emphasized refineries, drillers and oil services firms, which posted higher profits as oil prices rose. The fund also scored successes in the basic materials area, where a number of mining, forestry and chemical companies fared well due to company-specific reasons. Within the consumer cyclicals sector, winners included several specialty retailers, including Claire’s Stores. In addition, the fund benefited from its lack of exposure to some of the S&P 400 Index’s more poorly performing stocks, such as Krispy Kreme Doughnuts and the deep-discount “dollar stores.” Similarly, in the industrial services sector, the fund benefited from avoiding several stocks in the for-profit education industry, which suffered amid allegations of inflated accounting and enrollment figures.

On the other hand, the fund’s stock selections in the health care sector hindered its overall performance. The stocks of several generic drug manufacturers fell sharply due to legal and regulatory-related delays in launching new products.The fund also suffered due to lackluster performance among several semiconductor stocks within the technology area, where sales and earnings declined later in the reporting period.

What is the fund’s current strategy?

As of the end of the reporting period, we believe that today’s economic and political uncertainties make it especially difficult to identify specific industry groups that may be poised to outperform over the near term. Instead, in our judgment, the key to successful long-term investing is to identify individual companies through disciplined financial analysis.We believe that finding such “bottom up” opportunities is a hallmark of Dreyfus Premier Structured Midcap Fund. The fund’s quantitative investment approach is designed to filter out near-term “market noise” and uncertainty by roughly matching the benchmark’s sector and industry weightings, which enables us to focus on adding value through individual stock selections. As always, we continue to look for companies with attractive valuations and a catalyst in place to drive the stock to a higher valuation.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Midcap Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares with the Standard & Poor’s MidCap 400 Index and the Russell Midcap Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Structured Midcap Fund on 6/29/01 (inception date) to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”) and the Russell Midcap Index on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.The foregoing indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	7.75%	3.59%
without sales charge	6/29/01	14.35%	5.53%
Class B shares
with applicable redemption charge †	6/29/01	9.44%	3.85%
without redemption	6/29/01	13.44%	4.71%
Class C shares
with applicable redemption charge ††	6/29/01	12.45%	4.70%
without redemption	6/29/01	13.45%	4.70%
Class R shares	6/29/01	14.67%	5.81%
Class T shares
with applicable sales charge (4.5%)	6/29/01	8.92%	3.77%
without sales charge	6/29/01	14.10%	5.29%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Midcap Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.48	$ 11.20	$ 11.20	$ 6.24	$ 8.72
Ending value (after expenses)	$984.00	$979.60	$979.60	$985.40	$982.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.61	$ 11.39	$ 11.39	$ 6.34	$ 8.87
Ending value (after expenses)	$1,017.60	$1,013.83	$1,013.83	$1,018.84	$1,016.34

  Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—95.2%	Shares	Value ($)

Commercial Services—3.1%
AmerisourceBergen	1,000	54,100
Copart	2,000 [a]	43,440
Robert Half International	1,800	44,100
Sabre Holdings, Cl. A	3,600	82,800
		224,440
Consumer Durables—5.4%
Activision	7,000 [a]	100,730
Black & Decker	1,100	75,823
Centex	1,000	45,770
D.R. Horton	2,400	74,256
Lennar, Cl. A	1,600	73,280
Ryland Group	200	17,630
		387,489
Consumer Non-Durables—4.8%
Constellation Brands, Cl. A	2,100 [a]	77,217
Jones Apparel Group	1,900	67,811
PepsiAmericas	5,300 [b]	105,152
Tyson Foods, Cl. A	5,700	93,936
		344,116
Consumer Services—4.8%
CBRL Group	3,400	108,392
Caesars Entertainment	2,400 [a]	37,080
Mandalay Resort Group	1,600	108,544
Reader’s Digest Association	2,200	31,284
Wendy’s International	1,600	54,992
		340,292
Electronic Technology—9.4%
Amphenol, Cl. A	2,100 [a]	63,126
Cree	4,600 [a,b]	115,046
Harris	600	28,896
L-3 Communications Holdings	2,200	137,808
Microchip Technology	4,700	124,033
Plantronics	1,500	58,275
SanDisk	3,600 [a]	84,060
Tektronix	2,100	59,997
		671,241

	The Fund		9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy Minerals—6.4%
Amerada Hess	200	16,100
Chesapeake Energy	4,500	63,585
Marathon Oil	1,200	43,524
Pioneer Natural Resources	1,700	56,865
Pogo Producing	1,700	74,766
Sunoco	1,400	86,100
Valero Energy	1,200	79,236
XTO Energy	1,216	34,097
		454,273
Finance—19.7%
Catellus Development	600	16,362
Cincinnati Financial	1,500	60,525
Commerce Bancorp	1,100	57,717
Commerce Bancshares	600	28,998
Doral Financial	2,200	89,474
Edwards (A.G.)	1,400	48,692
Fidelity National Financial	1,718	64,683
First American	2,800	81,116
First Horizon National	1,100	50,017
Friedman, Billings, Ramsey Group, Cl. A	4,500	84,825
HCC Insurance Holdings	2,200	64,020
Independence Community Bank	3,100	121,644
Investors Financial Services	2,400	111,312
Jefferies Group	1,500	50,265
Jefferson-Pilot	2,100	100,590
Lincoln National	1,200	54,360
National Commerce Financial	1,900	63,916
New York Community Bancorp	2,844	60,719
Protective Life	700	27,391
StanCorp Financial Group	1,200	87,000
Unitrin	600	25,170
W.R. Berkley	1,350	54,513
		1,403,309

10

Common Stocks (continued)	Shares	Value ($)

Health Technology—5.7%
Beckman Coulter	1,400	78,106
Cephalon	2,500 [a]	117,525
Charles River Laboratories International	1,300 [a]	56,615
Hospira	600 [a]	16,620
PerkinElmer	2,500	43,700
Perrigo	4,900	96,236
		408,802
Industrial Services—2.3%
Baker Hughes	1,000	39,330
Grant Prideco	1,600 [a]	29,232
Smith International	1,700 [a]	96,866
		165,428
Process Industries—4.8%
Bemis	2,300	60,789
Cytec Industries	1,800	86,832
Potlatch	2,500	107,250
Sigma-Aldrich	1,500	85,935
		340,806
Producer Manufacturing—4.3%
Autoliv	2,300	97,175
Energizer Holdings	1,300 [a]	53,742
Graco	1,100	34,320
SPX	1,500	54,735
Thomas & Betts	2,600 [a]	63,960
		303,932
Retail Trade—7.6%
BJ’s Wholesale Club	2,800 [a]	70,896
Barnes & Noble	1,600 [a]	55,296
Borders Group	4,600	109,940
Claire’s Stores	4,200	102,228
Fastenal	300	18,834
Foot Locker	1,800	40,266
Limited Brands	800	16,064

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Retail Trade (continued)
Pacific Sunwear of California	2,900 [a]	55,564
Rent-A-Center	2,400 [a]	72,240
		541,328
Technology Services—8.0%
Acxiom	1,400	31,458
Convergys	3,100 [a]	43,090
Coventry Health Care	1,500 [a]	76,170
Henry (Jack) & Associates	3,200	57,952
Humana	3,300 [a]	62,700
Keane	2,100 [a]	29,610
LifePoint Hospitals	2,300 [a]	66,447
Lincare Holdings	2,000 [a]	64,280
Transaction Systems Architects, Cl. A	3,800 [a]	64,752
Universal Health Services, Cl. B	1,700	76,585
		573,044
Transportation—2.3%
J.B. Hunt Transport Services	3,500	118,650
Overseas Shipholding Group	1,000	43,000
		161,650
Utilities—6.6%
AGL Resources	2,200	67,078
DPL	4,400	89,452
MDU Resources Group	2,050	52,008
National Fuel Gas	2,900	77,662
Northeast Utilities	4,800	92,016
ONEOK	3,800	89,528
		467,744
Total Common Stocks
(cost $6,107,416)		6,787,894

12

	Principal
Short-Term Investments—5.7%	Amount ($)	Value ($)

U.S. Treasury Bills;
1.29%, 9/16/2004
(cost $404,782)	405,000	404,757

Investment of Cash Collateral
for Securities Loaned—1.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $128,000)	128,000 [c]	128,000

Total Investments (cost $6,640,198)	102.7%	7,320,651
Liabilities, Less Cash and Receivables	(2.7%)	(189,329)
Net Assets	100.0%	7,131,322

a Non-income producing. b All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $125,412 and the total market value of the collateral held by the fund is $128,000. c Investment in affiliated money market mutual fund.

Portfolio Summary †

Value (%)			Value (%)

Finance	19.7	Health Technology	5.7
Electronic Technology	9.4	Consumer Durables	5.4
Technology Services	8.0	Process Industries	4.8
Retail Trade	7.6	Consumer Non-Durables	4.8
Short-Term/Money Market Investments	7.5	Consumer Services	4.8
Utilities	6.6	Other	12.0
Energy Minerals	6.4		102.7

† Based on net assets.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $125,412)—Note 1(b):
Unaffiliated issuers	6,512,198	7,192,651
Affiliated issuers	128,000	128,000
Cash		385,236
Receivable for investment securities sold		189,449
Receivable for shares of Common Stock subscribed		28,797
Dividends receivable		6,637
Prepaid expenses		27,829
		7,958,599

Liabilities ($):

Due to The Dreyfus Corporation and affiliates—Note 3(c)					55
Payable for investment securities purchased					664,156
Liability for securities on loan—Note 1(b)					128,000
Payable for shares of Common Stock redeemed					2,417
Accrued expenses					32,649
					827,277

Net Assets ($)					7,131,322

Composition of Net Assets ($):
Paid-in capital					6,317,203
Accumulated net realized gain (loss) on investments					133,666
Accumulated net unrealized appreciation
(depreciation) on investments					680,453

Net Assets ($)					7,131,322

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	3,134,500	2,228,058	1,286,422	239,399	242,943
Shares Outstanding	212,674	154,372	89,201	16,119	16,581

Net Asset Value
Per Share ($)	14.74	14.43	14.42	14.85	14.65

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends	69,442
Interest	526
Income from securities lending	244
Total Income	70,212
Expenses:
Investment advisory fee—Note 3(a)	38,487
Registration fees	45,562
Auditing fees	31,588
Distribution fees—Note 3(b)	19,230
Shareholder servicing costs—Note 3(c)	17,384
Prospectus and shareholders’ reports	13,329
Custodian fees—Note 3(c)	5,537
Directors’ fees and expenses—Note 3(d)	403
Legal fees	64
Miscellaneous	4,162
Total Expenses	175,746
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(80,124)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(176)
Net Expenses	95,446
Investment (Loss)—Net	(25,234)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	381,085
Net unrealized appreciation (depreciation) on investments	204,189
Net Realized and Unrealized Gain (Loss) on Investments	585,274
Net Increase in Net Assets Resulting from Operations	560,040

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(25,234)	(15,056)
Net realized gain (loss) on investments	381,085	19,211
Net unrealized appreciation
(depreciation) on investments	204,189	462,136
Net Increase (Decrease) in Net Assets
Resulting from Operations	560,040	466,291

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,081,663	514,840
Class B shares	1,033,835	408,954
Class C shares	982,282	61,916
Class R shares	—	9,635
Class T shares	7,281	—
Cost of shares redeemed:
Class A shares	(504,490)	(14,448)
Class B shares	(176,160)	(7,437)
Class C shares	(79,988)	(9,081)
Class R shares	—	(9,825)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,344,423	954,554
Total Increase (Decrease) in Net Assets	3,904,463	1,420,845

Net Assets ($):
Beginning of Period	3,226,859	1,806,014
End of Period	7,131,322	3,226,859

See notes to financial statements.
16

		Year Ended August 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	144,846	45,503
Shares redeemed	(33,851)	(1,287)
Net Increase (Decrease) in Shares Outstanding	110,995	44,216

Class B [a]
Shares sold	73,847	36,496
Shares redeemed	(12,374)	(694)
Net Increase (Decrease) in Shares Outstanding	61,473	35,802

Class C
Shares sold	69,647	5,722
Shares redeemed	(5,647)	(874)
Net Increase (Decrease) in Shares Outstanding	64,000	4,848

Class R
Shares sold	—	905
Shares redeemed	—	(905)
Net Increase (Decrease) in Shares Outstanding	—	—

Class T
Shares sold	498	—

a During the period ended August 31, 2004, 814 Class B shares representing $12,086 were automatically converted to 800 Class A shares.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.88	10.84	11.79	12.50
Investment Operations:
Investment income (loss)—net [b]	(.01)	(.04)	(.05)	.00[c]
Net realized and unrealized gain
(loss) on investments	1.87	2.08	(.82)	(.71)
Total from Investment Operations	1.86	2.04	(.87)	(.71)
Distributions:
Dividends from investment income—net	—	—	(.08)	—
Net asset value, end of period	14.74	12.88	10.84	11.79

Total Return (%) [d]	14.35	18.91	(7.47)	(5.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.05	5.50	8.41	1.65[e]
Ratio of net expenses
to average net assets	1.50	1.50	1.50	.26[e]
Ratio of net investment income
(loss) to average net assets	(.12)	(.35)	(.47)	.03[e]
Portfolio Turnover Rate	90.83	109.53	96.81	24.76[e]

Net Assets, end of period ($ x 1,000)	3,135	1,310	623	660

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.72	10.78	11.78	12.50
Investment Operations:
Investment (loss)—net [b]	(.13)	(.12)	(.14)	(.01)
Net realized and unrealized gain
(loss) on investments	1.84	2.06	(.82)	(.71)
Total from Investment Operations	1.71	1.94	(.96)	(.72)
Distributions:
Dividends from investment income—net	—	—	(.04)	—
Net asset value, end of period	14.43	12.72	10.78	11.78

Total Return (%) [c]	13.44	18.00	(8.15)	(5.76)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.81	6.34	9.16	1.78[d]
Ratio of net expenses
to average net assets	2.25	2.25	2.25	.39[d]
Ratio of net investment
(loss) to average net assets	(.88)	(1.11)	(1.22)	(.11)[d]
Portfolio Turnover Rate	90.83	109.53	96.81	24.76[d]

Net Assets, end of period ($ x 1,000)	2,228	1,182	615	660

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.71	10.77	11.78	12.50
Investment Operations:
Investment (loss)—net [b]	(.12)	(.12)	(.14)	(.01)
Net realized and unrealized gain
(loss) on investments	1.83	2.06	(.83)	(.71)
Total from Investment Operations	1.71	1.94	(.97)	(.72)
Distributions:
Dividends from investment income—net	—	—	(.04)	—
Net asset value, end of period	14.42	12.71	10.77	11.78

Total Return (%) [c]	13.45	18.01	(8.20)	(5.76)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.81	6.41	9.16	1.79[d]
Ratio of net expenses
to average net assets	2.25	2.25	2.25	.40[d]
Ratio of net investment
(loss) to average net assets	(.87)	(1.12)	(1.22)	(.11)[d]
Portfolio Turnover Rate	90.83	109.53	96.81	24.76[d]

Net Assets, end of period ($ x 1,000)	1,286	320	219	226

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class R Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.94	10.85	11.80	12.50
Investment Operations:
Investment income (loss)—net [b]	.03	(.01)	(.03)	.01
Net realized and unrealized gain
(loss) on investments	1.88	2.10	(.82)	(.71)
Total from Investment Operations	1.91	2.09	(.85)	(.70)
Distributions:
Dividends from investment income—net	—	—	(.10)	—
Net asset value, end of period	14.85	12.94	10.85	11.80

Total Return (%)	14.67	19.36	(7.29)	(5.60)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.84	5.41	8.15	1.61[c]
Ratio of net expenses
to average net assets	1.25	1.25	1.25	.22[c]
Ratio of net investment income
(loss) to average net assets	.11	(.07)	(.22)	.07[c]
Portfolio Turnover Rate	90.83	109.53	96.81	24.76[c]

Net Assets, end of period ($ x 1,000)	239	209	175	189

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund

21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	12.83	10.82	11.79	12.50
Investment Operations:
Investment (loss)—net [b]	(.04)	(.06)	(.08)	(.00)[c]
Net realized and unrealized gain
(loss) on investments	1.86	2.07	(.82)	(.71)
Total from Investment Operations	1.82	2.01	(.90)	(.71)
Distributions:
Dividends from investment income—net	—	—	(.07)	—
Net asset value, end of period	14.65	12.83	10.82	11.79

Total Return (%) [d]	14.10	18.67	(7.67)	(5.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.34	5.92	8.65	1.70[e]
Ratio of net expenses
to average net assets	1.75	1.75	1.75	.31[e]
Ratio of net investment
(loss) to average net assets	(.39)	(.57)	(.72)	(.02)[e]
Portfolio Turnover Rate	90.83	109.53	96.81	24.76[e]

Net Assets, end of period ($ x 1,000)	243	206	174	189

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 56,355 Class A shares, 56,163 Class B shares, 16,051 Class C shares, 16,119 Class R shares and 16,083 Class T shares of the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)
24

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropri-

ate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed capital gain $134,583 and unrealized appreciation $679,536.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment of real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $25,234, increased net realized gain (loss) on investments by $741 and decreased paid-in-capital by $25,975. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2003 through August 31, 2005 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $80,124 during the period ended August 31, 2004.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	25 of 1%
$100 million up to $1 billion	20 of 1%
$1 billion up to $1.5 billion	16 of 1%
In excess of $1.5 billion	10 of 1%

During the period ended August 31, 2004, the Distributor retained $3,479 and $38 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $703 and $37 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $13,523, $5,129 and $578, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $5,453, $4,507, $1,710 and $578, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $2,815 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $5,537 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $4,005, Rule 12b-1 distribution plan fees $1,984, shareholder services plan fees $1,285, custodian fees $697 and transfer agency per account fees $564, which are offset against an expense reimbursement currently in effect in the amount of $8,480.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $7,643,121 and $4,613,368, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $6,641,115; accordingly, accumulated net unrealized appreciation on investments was $679,536, consisting of $802,958 gross unrealized appreciation and $123,422 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a con-

The Fund

29

NOTES TO FINANCIAL STATEMENTS (continued)
30

solidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Midcap Fund (one of the funds comprising Dreyfus Growth and Value Fund, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Midcap Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

The Fund

31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
32

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund
33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

34

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

35

NOTES

For More Information

Dreyfus Premier	Custodian

Structured Midcap Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Franklin Portfolio Associates, LLC	Distributor

One Boston Place
Dreyfus Service Corporation
Boston, MA 02108
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0936AR0804

Dreyfus Premier Strategic Value Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier Strategic Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Strategic Value Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Brian Ferguson, who became the fund’s primary portfolio manager on September 16, 2003.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 14.62% for Class A shares, 13.86% for Class B shares, 13.90% for Class C shares, 14.92% for Class R shares and 14.45% for Class T shares.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 17.52% for the same period.2

An improving U.S. economy and higher corporate earnings generally helped boost stock prices during the first half of the reporting period. However, slower economic growth in the second half of the reporting period resulted in less robust results. The fund’s returns modestly trailed its benchmark, primarily due to the fund’s relatively limited exposure to and disappointing stock selections within the financial services sector. Our emphasis on technology stocks, which lagged other sectors during much of the reporting period, also detracted from the fund’s relative performance.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities.The fund may invest up to 30% of its assets in foreign issuers.

When selecting stocks for the fund, we utilize a “bottom-up” approach, where the focus is on individual stock selection rather than attempting to forecast market trends.The fund’s investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

What other factors influenced the fund’s performance?

During the first half of the reporting period, the U.S. economy appeared poised to strengthen.The 2003 federal income tax cuts and low interest rates supported consumer spending, and corporations began to invest in productivity-enhancing technologies. As a result, corporate earnings began to improve,and stocks in a variety of industry groups posted strong gains. By the second half of the reporting period, investors became increasingly concerned that renewed inflationary pressures might lead to higher interest rates and slower economic growth. Indeed, the Federal Reserve Board raised the overnight federal funds rate twice in the final months of the reporting period. In addition, a number of non-economic concerns weighed heavily on the market, including persistent instability in Iraq and uncertainty surrounding the U.S. presidential elections.

In this challenging environment, the fund’s greatest gains stemmed from the capital goods area, where it had greater representation than the benchmark.Transaction and data warehousing solutions provider NCR Corporation rebounded in anticipation of a new technology, “Check 21,” that investors hope will boost earnings. Check 21 is a check-clearing system that allows ATMs to scan checks and store an image file, eliminating the need to process paper checks. Other winners in the capital goods area included Eaton, a manufacturer of parts for the aerospace, automobile and trucking industries; and Corning Inc., a diversified company that focuses on opportunities in the communications, flat panel display, environmental, semiconductor and life sciences industries.

Consumer services stocks represented the second strongest contributor to the fund’s performance during the reporting period. Kmart Holding contributed strongly to performance as the company emerged from bankruptcy. After Kmart’s stock price reached our price target, however, we sold the fund’s position to lock in profits. Other winners within the consumer services sectors included electronics retailer Circuit City Stores and specialty apparel seller Abercrombie & Fitch.

Several stocks within the basic industries group also scored successes for the fund, including Massey Energy, a leading U.S. coal miner, which benefited from the rising use of coal in steel manufacturing; and

U.S. Steel, which flourished due to increased global demand for construction materials. In the utilities sectors, Sprint (PCS Group) and AT&T Wireless benefited from merger-and-acquisition activities, and Texas Utilities achieved better results after installing new management and restructuring the company’s operations.

On the other hand, the fund’s returns were hindered by its limited representation in the financial services sector, which produced relatively strong results.In addition,our focus on brokerage firms,which produced lackluster returns in a sluggish market environment, held back the fund’s performance. Other detractors included semiconductor, software and contract manufacturers within the technology sector, many of which reported disappointing sales and earnings.

What is the fund’s current strategy?

As of the end of the reporting period, we have added to the fund’s holdings in the technology, health care and financial services sectors.We believe that these sectors were available at relatively attractive valuations because they have lagged industry averages recently. In addition, we recently trimmed the fund’s exposure to several stocks within the capital goods, utilities and basic industries groups when these investments reached our price targets.We intend to redeploy the proceeds of these sales into new value-oriented opportunities as they arise.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Value Fund Class A shares and the Russell 1000 Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Strategic Value Fund on 9/29/95 (inception date) to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to the differences in charges and expenses.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking which is used to determine if a stock is “growth” or “value.”The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/29/95	8.02%	5.40%	13.63%
without sales charge	9/29/95	14.62%	6.66%	14.38%
Class B shares
with applicable redemption charge †	5/31/01	9.86%	—	0.30%
without redemption	5/31/01	13.86%	—	1.21%
Class C shares
with applicable redemption charge ††	5/31/01	12.90%	—	1.22%
without redemption	5/31/01	13.90%	—	1.22%
Class R shares	5/31/01	14.92%	—	1.85%
Class T shares
with applicable sales charge (4.5%)	5/31/01	9.32%	—	(0.05)%
without sales charge	5/31/01	14.45%	—	1.37%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Value Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.64	$ 9.86	$ 9.67	$ 5.66	$ 8.69
Ending value (after expenses)	$955.30	$952.40	$952.50	$956.30	$954.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.85	$ 10.18	$ 9.98	$ 5.84	$ 8.97
Ending value (after expenses)	$1,018.35	$1,015.03	$1,015.23	$1,019.36	$1,016.24

  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.01% for Class B, 1.97% for Class C, 1.15% for Class R and 1.77% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—98.1%	Shares		Value ($)

Banking—1.2%
Bank of America	33,162		1,491,627
Basic Industries—2.0%
Air Products & Chemicals	21,500		1,126,170
Peabody Energy	8,600		458,552
United States Steel	24,100		889,531
			2,474,253
Broadcasting & Publishing—.4%
Fox Entertainment Group, Cl. A	20,100	[a]	545,514
Capital Goods—11.8%
Agilent Technologies	21,900	[a]	448,950
Cummins	14,700		989,163
Eaton	20,200		1,219,070
Emerson Electric	23,700		1,475,325
Fluor	41,400		1,769,850
NCR	86,400	[a]	3,816,288
Nokia, ADR	35,600		422,928
Rockwell Collins	18,200		625,898
United Technologies	42,400		3,981,784
		14,749,256
Chemicals—1.1%
NOVA Chemicals	23,500		759,520
Westlake Chemical	32,600	[a,b]	570,500
			1,330,020
Consumer Durables—.3%
Maytag	16,200		327,726
Consumer Non-Durables—4.4%
Del Monte Foods	65,200	[a]	687,860
Jones Apparel Group	24,700		881,543
Kraft Foods, Cl. A	40,600	[b]	1,269,968
NIKE, Cl. B	21,100		1,589,041
Polo Ralph Lauren	29,000		1,059,370
			5,487,782
Consumer Services—11.6%
AutoZone	8,300	[a]	614,698
Cendant	56,300		1,217,769
Circuit City Stores	85,400		1,107,638
Clear Channel Communications	117,600		3,940,776

	The Fund			9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Consumer Services (continued)
DST Systems	15,400	[a]	696,696
Lamar Advertising, Cl. A	41,600	[a]	1,817,504
Liberty Media, Cl. A	52,000	[a]	463,320
Liberty Media International, Cl. A	10,648	[a]	359,902
McDonald’s	46,500		1,256,430
Omnicom Group	19,000		1,307,390
RadioShack	16,800		452,592
Viacom, Cl. B	39,200		1,305,752
			14,540,467
Energy—10.6%
BP, ADR	33,400		1,793,580
Baker Hughes	27,700		1,089,441
ChevronTexaco	13,489		1,315,178
Cooper Cameron	13,400	[a]	682,462
Devon Energy	9,500		615,695
ENSCO International	86,100		2,510,676
Exxon Mobil	61,198		2,821,228
Kerr-McGee	23,600		1,245,608
Williams Cos.	94,200		1,120,038
			13,193,906
Financial Services—24.5%
Alliance Capital Management Holding	32,800	[b]	1,124,056
American Express	13,000		650,260
Chubb	23,100		1,571,031
Citigroup	100,607		4,686,274
Countrywide Financial	14,400		511,920
Fannie Mae	34,400		2,561,080
Freddie Mac	19,200		1,288,704
Genworth Financial, Cl. A	46,600		1,059,218
Goldman Sachs Group	15,600		1,398,540
J.P.Morgan Chase	78,200		3,095,156
Janus Capital Group	44,600		612,804
Knight Trading Group, Cl. A	66,200	[a]	599,772
MBIA	5,800		332,166
Merrill Lynch	36,400		1,858,948
Morgan Stanley	13,100		664,563

10

Common Stocks (continued)	Shares		Value ($)

Financial Services (continued)
National City	18,400		695,336
PMI Group	65,600		2,724,368
PNC Financial Services Group	11,700		627,939
Platinum Underwriters Holdings	21,300		604,494
UnumProvident	130,200		2,106,636
Wachovia	39,600		1,857,636
			30,630,901
Health Care—9.2%
AmerisourceBergen	24,000		1,298,400
Barr Pharmaceuticals	3,300	[a]	129,591
Baxter International	19,200		586,368
Boston Scientific	10,600	[a]	378,738
Cardinal Health	24,100		1,089,320
IVAX	98,125	[a]	1,899,700
Medco Health Solutions	115,400	[a]	3,603,942
PerkinElmer	73,900		1,291,772
Schering-Plough	36,200		668,252
Watson Pharmaceuticals	22,200	[a]	611,388
			11,557,471
Insurance—3.0%
CIGNA	18,600		1,238,016
Conseco	33,400	[a]	567,800
Endurance Specialty Holdings	33,350		1,085,209
Reinsurance Group of America	22,000		876,700
			3,767,725
Merchandising—.7%
Foot Locker	40,500		905,985
Technology—8.2%
Agere Systems, Cl. A	732,200	[a]	885,962
Agere Systems, Cl. B	287,684	[a]	342,344
Automatic Data Processing	28,700		1,141,399
Comverse Technology	136,500	[a]	2,390,115
Fairchild Semiconductor	83,400	[a]	1,028,322
Flextronics International	32,600	[a]	404,566
International Business Machines	19,100		1,617,579
Maxtor	101,900	[a]	427,980

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Microsoft	45,300	1,236,690
Solectron	158,200 [a]	816,312
		10,291,269
Telecommunications—1.1%
Sprint (FON Group)	68,400	1,346,112
Transportation—.9%
AMR	66,500 [a,b]	594,510
Yellow Roadway	11,700 [a,b]	480,168
		1,074,678
Utilities—7.1%
ALLTEL	24,100	1,317,065
Entergy	33,100	1,995,930
PG&E	17,400 [a]	507,906
PPL	10,500	502,215
TXU	23,000	957,490
Verizon Communications	90,700	3,559,975
		8,840,581
Total Common Stocks
(cost $116,294,940)		122,555,273

	Principal
Short-Term Investments—2.3%	Amount ($)	Value ($)

U.S.Treasury Bills:
1.29%, 9/2/2004	110,000	109,995
1.31%, 9/16/2004	1,972,000	1,970,817
1.38%, 9/23/2004	101,000	100,912
1.41%, 11/12/2004	643,000	641,097
Total Short-Term Investments
(cost $2,823,030)		2,822,821

12

Investment of Cash Collateral
for Securities Loaned—2.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,135,800)	3,135,800 [c]	3,135,800

Total Investments (cost $122,253,770)	102.9%	128,513,894
Liabilities, Less Cash and Receivables	(2.9%)	(3,601,243)
Net Assets	100.0%	124,912,651

a Non-income producing. b All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $3,008,892 and the total market value of the collateral held by the fund is $3,135,800. c Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	24.5	Short-Term/
Capital Goods	11.8	Money Market Investments	4.8
Consumer Services	11.6	Consumer Non-Durables	4.4
Energy	10.6	Insurance	3.0
Health Care	9.2	Basic Industries	2.0
Technology	8.2	Other	5.7
Utilities	7.1		102.9

† Based on net assets.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $3,008,892)—Note 1(c)
Unaffiliated issuers	119,117,970	125,378,094
Affiliated issuers	3,135,800	3,135,800
Cash		471,535
Receivable for investment securities sold		1,450,684
Dividends and interest receivable		126,819
Receivable for shares of Common Stock subscribed		87,061
Prepaid expenses		36,237
		130,686,230

Liabilities ($):

Due to The Dreyfus Corporation and affiliates—Note 3(c)					127,380
Liability for securities on loan—Note 1(c)					3,135,800
Payable for investment securities purchased					2,218,699
Payable for shares of Common Stock redeemed					148,604
Accrued expenses					143,096
					5,773,579

Net Assets ($)					124,912,651

Composition of Net Assets ($):
Paid-in capital					124,470,736
Accumulated net realized gain (loss) on investments					(5,818,209)
Accumulated net unrealized appreciation
(depreciation) on investments					6,260,124

Net Assets ($)					124,912,651

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	110,938,903	8,975,213	4,680,865	172,085	145,585
Shares Outstanding	4,479,811	370,669	193,190	6,963	5,973

Net Asset Value
Per Share ($)	24.76	24.21	24.23	24.71	24.37

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $9,988 foreign taxes withheld at source)	1,114,604
Interest	21,516
Income from securities lending	10,920
Total Income	1,147,040
Expenses:
Management fee—Note 3(a)	891,253
Shareholder servicing costs—Note 3(c)	589,646
Distribution fees—Note 3(b)	73,905
Registration fees	57,814
Professional fees	30,117
Prospectus and shareholders’ reports	19,115
Custodian fees—Note 3(c)	18,889
Directors’ fees and expenses—Note 3(d)	2,541
Interest expense—Note 2	441
Loan commitment fees—Note 2	4
Miscellaneous	5,170
Total Expenses	1,688,895
Investment (Loss)—Net	(541,855)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,963,573
Net unrealized appreciation (depreciation) on investments	(6,817,381)
Net Realized and Unrealized Gain (Loss) on Investments	15,146,192
Net Increase in Net Assets Resulting from Operations	14,604,337

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(541,855)	(141,408)
Net realized gain (loss) on investments	21,963,573	(26,714,567)
Net unrealized appreciation
(depreciation) on investments	(6,817,381)	46,943,087
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,604,337	20,087,112

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	37,409,020	39,936,386
Class B shares	4,866,655	1,367,085
Class C shares	3,876,686	489,209
Class R shares	85,113	—
Class T shares	138,414	58,938
Cost of shares redeemed:
Class A shares	(41,862,237)	(77,801,442)
Class B shares	(856,236)	(462,295)
Class C shares	(454,674)	(30,248)
Class R shares	(440)	(24,019)
Class T shares	(10,728)	(47,777)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,191,573	(36,514,163)
Total Increase (Decrease) in Net Assets	17,795,910	(16,427,051)

Net Assets ($):
Beginning of Period	107,116,741	123,543,792
End of Period	124,912,651	107,116,741

16

	Year Ended August 31,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	1,524,719	2,204,332
Shares redeemed	(1,741,943)	(4,519,487)
Net Increase (Decrease) in Shares Outstanding	(217,224)	(2,315,155)

Class B [a]
Shares sold	200,732	69,615
Shares redeemed	(35,791)	(26,627)
Net Increase (Decrease) in Shares Outstanding	164,941	42,988

Class C
Shares sold	160,421	24,850
Shares redeemed	(18,617)	(1,881)
Net Increase (Decrease) in Shares Outstanding	141,804	22,969

Class R
Shares sold	3,484	—
Shares redeemed	(17)	(1,693)
Net Increase (Decrease) in Shares Outstanding	3,467	(1,693)

Class T
Shares sold	5,681	2,710
Shares redeemed	(454)	(2,138)
Net Increase (Decrease) in Shares Outstanding	5,227	572

a During the period ended August 31, 2004, 4,139 Class B shares representing $100,106 were automatically converted to 4,059 Class A shares and during the period ended August 31, 2003, 390 Class B shares representing $6,005 were automatically converted to 386 Class A shares.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004	2003	2002	2001 [a]	2000

Per Share Data ($):
Net asset value, beginning of period	21.62	17.14	22.45	28.81	24.52
Investment Operations:
Investment income (loss)—net [b]	(.10)	(.02)	(.07)	.11	.43
Net realized and unrealized
gain (loss) on investments	3.24	4.50	(4.55)	(2.10)	6.46
Total from Investment Operations	3.14	4.48	(4.62)	(1.99)	6.89
Distributions:
Dividends from investment income—net	—	—	(.07)	(.38)	(.08)
Dividends from net realized
gain on investments	—	—	(.62)	(3.99)	(2.52)
Total Distributions	—	—	(.69)	(4.37)	(2.60)
Net asset value, end of period	24.76	21.62	17.14	22.45	28.81

Total Return (%)	14.62[c]	26.14[c]	(21.25)[c]	(7.38)[c]	30.88

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.37	1.43	1.48	1.29	1.34
Ratio of net investment income
(loss) to average net assets	(.41)	(.12)	(.31)	.43	1.72
Portfolio Turnover Rate	115.26	36.93	35.71	337.44	235.16

Net Assets, end of period ($ x 1,000)	110,939	101,555	120,206	119,455	77,971

a The fund changed to a five class fund on June 1, 2001.The existing shares were redesignated Class A shares. b Based on average shares outstanding at each month end. c Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	21.28	16.98	22.40	24.04
Investment Operations:
Investment (loss)—net [b]	(.25)	(.14)	(.17)	(.02)
Net realized and unrealized
gain (loss) on investments	3.18	4.44	(4.55)	(1.62)
Total from Investment Operations	2.93	4.30	(4.72)	(1.64)
Distributions:
Dividends from investment income—net	—	—	(.08)	—
Dividends from net realized
gain on investments	—	—	(.62)	—
Total Distributions	—	—	(.70)	—
Net asset value, end of period	24.21	21.28	16.98	22.40

Total Return (%) [c]	13.86	25.32	(21.79)	(6.82)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.03	2.11	2.07	.57[d]
Ratio of net investment (loss)
to average net assets	(1.03)	(.78)	(.82)	(.09)[d]
Portfolio Turnover Rate	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	8,975	4,377	2,763	258

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	21.29	16.99	22.39	24.04
Investment Operations:
Investment (loss)—net [b]	(.24)	(.13)	(.18)	(.01)
Net realized and unrealized
gain (loss) on investments	3.18	4.43	(4.53)	(1.64)
Total from Investment Operations	2.94	4.30	(4.71)	(1.65)
Distributions:
Dividends from investment income—net	—	—	(.07)	—
Dividends from net realized
gain on investments	—	—	(.62)	—
Total Distributions	—	—	(.69)	—
Net asset value, end of period	24.23	21.29	16.99	22.39

Total Return (%) [c]	13.90	25.31	(21.73)	(6.86)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.99	2.08	2.08	.57[d]
Ratio of net investment (loss)
to average net assets	(.97)	(.74)	(.86)	(.06)[d]
Portfolio Turnover Rate	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	4,681	1,094	483	124

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class R Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	21.52	17.02	22.38	24.04
Investment Operations:
Investment income (loss)—net [b]	(.04)	.01	.01	(.04)
Net realized and unrealized
gain (loss) on investments	3.23	4.49	(4.67)	(1.62)
Total from Investment Operations	3.19	4.50	(4.66)	(1.66)
Distributions:
Dividends from investment income—net	—	—	(.08)	—
Dividends from net realized
gain on investments	—	—	(.62)	—
Total Distributions	—	—	(.70)	—
Net asset value, end of period	24.71	21.52	17.02	22.38

Total Return (%)	14.92	26.44	(21.52)	(6.91)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	1.19	1.11	.60[c]
Ratio of net investment income
(loss) to average net assets	(.17)	.06	.06	(.19)[c]
Portfolio Turnover Rate	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	172	75	88	1

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund

21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	21.31	16.94	22.35	24.04
Investment Operations:
Investment (loss)—net [b]	(.15)	(.04)	(.14)	(.07)
Net realized and unrealized
gain (loss) on investments	3.21	4.41	(4.60)	(1.62)
Total from Investment Operations	3.06	4.37	(4.74)	(1.69)
Distributions:
Dividends from investment income—net	—	—	(.05)	—
Dividends from net realized
gain on investments	—	—	(.62)	—
Total Distributions	—	—	(.67)	—
Net asset value, end of period	24.37	21.31	16.94	22.35

Total Return (%) [c]	14.45	25.80	(21.86)	(7.07)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.68	1.61	1.94	.73[d]
Ratio of net investment (loss)
to average net assets	(.63)	(.20)	(.72)	(.32)[d]
Portfolio Turnover Rate	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	146	16	3	1

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors,certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $4,872,187 and unrealized appreciation $5,314,102.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2011.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses and limited partnership adjustments, the fund increased accumulated undistributed investment income-net by $541,855, decreased accumulated net realized gain (loss) on investments by $8,647 and decreased paid-in capital by $533,208. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2004, was approximately $30,900 with a related weighted average annualized interest rate of 1.43% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2004, the Distributor retained $27,086 and $44 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $15,110 and $1,114 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $51,739, $22,027 and $139, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31 2004, Class A, Class B, Class C and Class T shares were charged $272,031, $17,246, $7,342 and $139, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $69,119 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $18,889 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees

$78,073, Rule 12b-1 distribution plan fees $8,493, shareholder services plan fees $25,989, custody fees $2,845 and transfer agency per account fees $11,980.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $138,928,070 and $133,924,297, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $123,199,792; accordingly, accumulated net unrealized appreciation on investments was $5,314,102, consisting of $11,356,102 gross unrealized appreciation and $6,042,000 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and

The Fund

29

NOTES TO FINANCIAL STATEMENTS (continued)
30

litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

The Fund

31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
32

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
The Fund
33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

34

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

35

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Strategic Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0257AR0804

Dreyfus Premier

Technology Growth Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus Premier
Technology Growth Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Technology Growth Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Mark Herskovitz.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2004, the fund produced total returns of –7.71% for its Class A shares,–8.54% for its Class B shares, –8.53% for its Class C shares, –7.26% for its Class R shares and –8.04% for its Class T shares.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (MS High Tech 35 Index) and the Standard & Poor’s 500 Composite Stock Price Index, produced total returns of 0.46% and 11.45%, respectively, over the same period.2,3

Despite generally improving economic conditions, technology stock prices ended the reporting period not much changed from where they began. The fund underperformed its benchmarks, mainly because smaller, more speculative stocks produced better results early in the reporting period than the larger, better established companies in which the fund primarily invests. In addition, the fund’s performance was hindered by its lack of exposure to some of the MS High Tech 35 Index’s better-performing stocks.

What is the fund’s investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services industries.

Typically,we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

We conduct extensive fundamental research to understand these companies’ competitive advantages and to evaluate their ability to maintain leadership positions over time.Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses.Moreover,we may invest in small-,mid-and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund’s performance?

Stock prices continued to rise in the final months of 2003, when it became increasingly apparent that the U.S. economy was on its way to a more sustainable recovery. Investors generally were more attracted to relatively speculative stocks that had been severely beaten down during the downturn, including many formerly high-flying technology stocks. We generally avoid companies that we regarded as fundamentally unattractive, and the fund did not participate fully in their gains.

As the economic recovery gained momentum in early 2004, investors began to respond favorably to reports of higher corporate technology spending, which many analysts believed would benefit larger technology leaders. However, optimism soon gave way to heightened concerns that renewed inflationary pressures and higher interest rates might adversely affect corporate earnings. In addition, investors began to worry that many technology companies would be unable to match their recent growth rates as the economic cycle progressed.

In this economic environment, the fund was hurt by stock selection in the electronic technology sector, where a number of semiconductor and semiconductor equipment manufacturers including KLA-Tencor, Broadcom, NVIDIA and Applied Materials were hurt by lower-than-expected earnings. Certain computer communications stocks, including Avaya and Emulex, held back the fund’s relative performance. Similarly, some electronic components manufacturers, such as data storage companies Qlogic and Sandisk, suffered from supply-and-demand imbalances and a lack of pricing power.The fund also did not participate fully in the gains of some of the MS High Tech 35 Index’s better performers, including mobile telephone handset provider L.M.

Ericsson Telephone Co., telecommunications equipment manufacturer QUALCOMM and hardware maker Apple Computer.

On the other hand, the fund scored a number of successes during the reporting period. In the telecommunications area, fiber optics manufacturer Corning and wireless handset maker Motorola fared well amid the recovery of corporate spending.Computer and electronics seller Dell also gained value as business conditions improved and the company captured market share from its key competitors,while online auctioneer eBay continued to benefit from its dominance of a growing marketplace. The fund’s non-traditional technology holdings in the health care sector, such as prosthetics manufacturer Zimmer Holdings and biotechnology company Genentech, also helped boost the fund’s returns.

What is the fund’s current strategy?

We have continued to focus primarily on technology companies that we believe enjoy strong business fundamentals because we value long-term success more than short-term results.Although this strategy may constrain the fund’s returns during periods in which traders and speculators drive up the stock prices of companies we consider fundamentally unattractive, we believe it is an effective and prudent way to generate value over time.

September 15, 2004

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.

3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Bloomberg L.P. Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Technology Growth Fund on 10/13/97 (inception date) to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”). For comparative purposes, the value of each index on 9/30/97 is used as the beginning value on 10/13/97. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based subsectors and includes gross dividends reinvested.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/13/97	(13.02)%	(10.39)%	6.02%
without sales charge	10/13/97	(7.71)%	(9.32)%	6.93%
Class B shares
with applicable redemption charge †	4/15/99	(12.20)%	(10.48)%	(7.42)%
without redemption	4/15/99	(8.54)%	(10.12)%	(7.24)%
Class C shares
with applicable redemption charge ††	4/15/99	(9.45)%	(10.09)%	(7.23)%
without redemption	4/15/99	(8.53)%	(10.09)%	(7.23)%
Class R shares	4/15/99	(7.26)%	(8.94)%	(6.07)%
Class T shares
with applicable sales charge (4.5%)	8/31/99	(12.16)%	(10.54)%	(10.54)%
without sales charge	8/31/99	(8.04)%	(9.72)%	(9.72)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Technology Growth Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.69	$ 11.27	$ 11.18	$ 3.97	$ 8.52
Ending value (after expenses)	$834.30	$830.40	$830.10	$836.90	$832.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.35	$ 12.40	$ 12.30	$ 4.37	$ 9.37
Ending value (after expenses)	$1,017.85	$1,012.82	$1,012.92	$1,020.81	$1,015.84

  Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.45% for Class B, 2.43% for Class C, .86% for Class R and 1.85% for Class T; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—96.8%	Shares	Value ($)

Biotechnology—4.1%
Amgen	620,000 [a]	36,759,800
Genentech	735,000 [a,b]	35,853,300
		72,613,100
Computer Communications—2.6%
Juniper Networks	1,985,000 [a,b]	45,436,650
Computer Software—22.7%
Adobe Systems	1,232,000	56,511,840
Avaya	3,000,000 [a]	36,360,000
Check Point Software	1,515,000 [a]	26,573,100
Cognos	700,000 [a]	22,134,000
Mercury Interactive	645,000 [a,b]	22,258,950
Microsoft	2,400,000	65,520,000
Oracle	2,890,200 [a]	28,815,294
SAP, ADR	1,140,000 [a]	41,564,400
Symantec	1,710,000 [a]	82,011,600
Verisign	918,400 [a]	15,943,424
		397,692,608
Diversified Electronic Product—2.7%
Motorola	2,900,000	46,835,000
E.D.P. Peripherals—4.7%
Automatic Data Processing	1,225,000	48,718,250
BlueStream Ventures, LP	12,334,800 [a,d]	3,970,572
EMC	2,750,000 [a]	29,617,500
Ingenex	20,900 [a,d]	0
		82,306,322
Electronic Data Processing—9.3%
Dell	2,220,000 [a]	77,344,800
Lexmark International	600,000 [a]	53,070,000
Network Appliance	1,654,300 [a]	33,201,801
		163,616,601
Electronic Distributors—2.6%
Microchip Technology	1,705,000 [a]	44,994,950
Electronic Production Equipment—1.9%
Applied Materials	1,500,000 [a]	23,835,000
Samsung Electronics	45,400 [a,b]	8,830,305
		32,665,305
Industrial Specialties—2.6%
Corning	4,500,000 [a]	45,540,000
	The Fund		9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Internet—8.8%
Accenture	1,500,000 [a]	39,150,000
eBay	760,000 [a]	65,770,400
Yahoo!	1,700,000 [a]	48,467,000
		153,387,400
Major U.S. Telecommunications—1.6%
Verizon Communications	700,000	27,475,000
Medical Specialties—2.9%
Zimmer Holdings	700,000 [a]	49,910,000
Office/Plant Automation—3.4%
Cisco Systems	3,149,600 [a]	59,086,496
Other Pharmaceuticals—2.7%
Teva Pharmaceutical Industries, ADR	1,760,000	47,960,000
Recreational Products/Toys—2.0%
Electronic Arts	720,000 [a]	35,841,600
Semiconductors—15.6%
Amdocs	1,750,000 [a]	35,175,000
Intel	1,624,800	34,591,992
Linear Technology	1,260,000	45,070,200
STMicroelectronics	600,000 [b]	10,266,000
Taiwan Semiconductor	28,749,823	39,853,759
Taiwan Semiconductor, ADR	1,580,075	11,929,566
Texas Instruments	1,200,000	23,448,000
United Microelectronics, ADR	6,440,497 [a,b]	24,473,889
Xilinx	1,750,000	48,002,500
		272,810,906
Telecommunications Equipment—6.6%
ADTRAN	1,350,000	36,153,000
Comverse Technology	1,236,900 [a]	21,658,119
QUALCOMM	1,500,000	57,075,000
		114,886,119
Total Common Stocks
(cost $1,675,856,414)		1,693,058,057

Preferred Stocks—.1%

Telecommunications Equipment
AXSUN Technologies Ser. C, Conv
(cost $5,000,000)	428,449 [a,d]	1,713,796

10

			Principal
Short-Term Investments—3.5%			Amount ($)	Value ($)

U.S. Treasury Bills:
1.295%, 9/2/2004			16,778,000	16,777,329
1.27%, 9/9/2004			27,244,000	27,235,554
1.38%, 9/23/2004			17,068,000	17,053,151
Total Short-Term Investments
(cost $61,067,226)				61,066,034

Investment of Cash Collateral
for Securities Loaned—3.0%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Money Market Fund
(cost $52,624,978)			52,624,978 [c]	52,624,978

Total Investments (cost $1,794,548,618)			103.4%	1,808,462,865
Liabilities, Less Cash and Receivables			(3.4%)	(58,642,791)
Net Assets			100.0%	1,749,820,074

[a] Non-income producing.
[b] All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on loan is $50,227,420 and the total market value of the collateral held by the portfolio is $52,624,978.
[c] Investment in affiliated money market mutual fund.
[d] Securities restricted as to public resale. Investment in restricted securities with aggregate market value of $5,684,368 representing approximately .32% of net assets (see below).
Issuer	Acquisition Date	Purchase Price ($)	Net Assets (%) Valuation ($)†

AXSUN Technologies
Ser.C,Conv.	1/3/2001	11.67	.10	4 per share
BlueStream Ventures, LP	4/30/2004	.29	.22	.32 per share
Ingenex	4/30/2004	.00	.00	.00 per share

† The valuation of these securities have been determined in good faith under the direction of the Board of Directors.

Portfolio Summary ††

Value (%)				Value (%)

Computer Software	22.7	E.D.P. Peripherals		4.7
Semiconductors	15.6	Biotechnology		4.1
Electronic Data Processing	9.3	Office/Plant Automation		3.4
Internet	8.8	Other		21.6
Telecommunications Equipment	6.7
Short-Term/Money Market Investments	6.5			103.4

†† Based on net assets.
See notes to financial statements.
			The Fund	11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $50,227,420)—Note 1(c):
Unaffiliated issuers	1,741,923,640	1,755,837,887
Affiliated issuers	52,624,978	52,624,978
Cash		479,174
Cash denominated in foreign currencies	1,354	598
Receivable for investment securities sold		3,399,828
Dividends and interest receivable		607,105
Receivable for shares of Common Stock subscribed		302,833
Prepaid expenses		40,091
		1,813,292,494

Liabilities ($):

Due to the Dreyfus Corporation and affiliates—Note 3(c)					2,086,871
Liability for securities on loan—Note 1(c)					52,624,978
Payable for investment securities purchased					5,463,920
Payable for shares of Common Stock redeemed					2,667,924
Accrued expenses					628,727
					63,472,420

Net Assets ($)				1,749,820,074

Composition of Net Assets ($):
Paid-in capital				3,357,126,468
Accumulated net realized gain (loss) on investments				(1,621,219,893)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					13,913,499

Net Assets ($)				1,749,820,074

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	398,767,384	206,901,484	87,980,188	1,051,239,713	4,931,305
Shares Outstanding	20,298,957	11,035,476	4,688,904	52,409,459	256,564

Net Asset Value
Per Share ($)	19.64	18.75	18.76	20.06	19.22

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $413,847 foreign taxes withheld at source)	4,083,656
Income from securities lending	921,416
Interest	409,007
Total Income	5,414,079
Expenses:
Management fee——Note 3(a)	9,212,502
Shareholder servicing costs—Note 3(c)	5,789,848
Distribution fees—Note 3(b)	2,721,388
Registration fees	250,584
Prospectus and shareholders’ reports	227,668
Custodian fees—Note 3(c)	224,308
Professional fees	89,877
Directors’ fees and expenses—Note 3(d)	23,634
Loan commitment fees—Note 2	30
Miscellaneous	53,877
Total Expenses	18,593,716
Investment (Loss)—Net	(13,179,637)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	(59,431,002)
Short sale transactions	(67,804)
Net realized gain (loss) on forward currency exchange contracts	(8,206)
Net Realized Gain (Loss)	(59,507,012)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(87,060,329)
Net Realized and Unrealized Gain (Loss) on Investments	(146,567,341)
Net (Decrease) in Net Assets Resulting from Operations	(159,746,978)

The Fund

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(13,179,637)	(9,424,324)
Net realized gain (loss) on investments	(59,507,012)	(118,684,103)
Net unrealized appreciation
(depreciation) on investments	(87,060,329)	358,696,886
Net Increase (Decrease) in Net Assets
Resulting from Operations	(159,746,978)	230,588,459

Capital Stock Transactions($):
Net proceeds from shares sold:
Class A shares	176,465,930	128,686,496
Class B shares	3,226,436	9,160,218
Class C shares	6,575,046	8,443,994
Class R shares	1,292,633,559	6,818,025
Class T shares	617,309	328,950
Net assets received in connection
with reorganization—Note 1:
Class A shares	17,878,863	—
Class B shares	26,473,963	—
Class C shares	8,495,607	—
Class T shares	1,299,662	—
Cost of shares redeemed:
Class A shares	(183,195,441)	(140,575,711)
Class B shares	(49,111,671)	(39,274,396)
Class C shares	(28,026,408)	(24,307,781)
Class R shares	(152,919,070)	(4,330,447)
Class T shares	(1,163,620)	(551,826)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,119,250,165	(55,602,478)
Total Increase (Decrease) in Net Assets	959,503,187	174,985,981

Net Assets ($):
Beginning of Period	790,316,887	615,330,906
End of Period	1,749,820,074	790,316,887

14

	Year Ended August 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	7,811,737	7,549,485
Shares issued in connection
with reorganization—Note 1	814,156	—
Shares redeemed	(8,227,754)	(8,757,000)
Net Increase (Decrease) in Shares Outstanding	398,139	(1,207,515)

Class B [a]
Shares sold	382,949	555,047
Shares issued in connection
with reorganization—Note 1	1,254,690	—
Shares redeemed	(2,306,177)	(2,543,083)
Net Increase (Decrease) in Shares Outstanding	(668,538)	(1,988,036)

Class C
Shares sold	345,676	515,146
Shares issued in connection
with reorganization—Note 1	402,445	—
Shares redeemed	(1,311,816)	(1,547,516)
Net Increase (Decrease) in Shares Outstanding	(563,695)	(1,032,370)

Class R
Shares sold	58,871,026	391,949
Shares redeemed	(7,143,405)	(262,974)
Net Increase (Decrease) in Shares Outstanding	51,727,621	128,975

Class T
Shares sold	36,579	19,093
Shares issued in connection
with reorganization—Note 1	60,337	—
Shares redeemed	(53,363)	(35,004)
Net Increase (Decrease) in Shares Outstanding	43,553	(15,911)

a During the period ended August 31, 2004, 161,351 Class B shares representing $3,480,611 were automatically converted to 154,779 Class A shares and during the period ended August 31, 2003, 76,302 Class B shares representing $1,285,725 were automatically converted to 73,779 Class A shares.

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	21.28	14.89	22.58	67.51	32.21
Investment Operations:
Investment (loss)—net [a]	(.24)	(.18)	(.25)	(.25)	(.43)
Net realized and unrealized
gain (loss) on investments	(1.40)	6.57	(7.44)	(44.68)	35.98
Total from Investment Operations	(1.64)	6.39	(7.69)	(44.93)	35.55
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.25)
Net asset value, end of period	19.64	21.28	14.89	22.58	67.51

Total Return (%) [b]	(7.71)	42.91	(34.06)	(66.55)	110.71

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.57	1.55	1.22	1.12
Ratio of net investment (loss)
to average net assets	(1.06)	(1.06)	(1.13)	(.66)	(.78)
Portfolio Turnover Rate	127.75	61.71	77.42	100.86	112.24

Net Assets, end of period ($ x 1,000)	398,767	423,425	314,261	568,402	1,659,530

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	20.50	14.49	22.16	66.81	32.13
Investment Operations:
Investment (loss)—net [a]	(.43)	(.33)	(.42)	(.55)	(.90)
Net realized and unrealized
gain (loss) on investments	(1.32)	6.34	(7.25)	(44.10)	35.83
Total from Investment Operations	(1.75)	6.01	(7.67)	(44.65)	34.93
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.25)
Net asset value, end of period	18.75	20.50	14.49	22.16	66.81

Total Return (%) [b]	(8.54)	41.48	(34.61)	(66.83)	109.06

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.36	2.54	2.43	2.04	1.93
Ratio of net investment (loss)
to average net assets	(2.00)	(2.03)	(2.00)	(1.48)	(1.57)
Portfolio Turnover Rate	127.75	61.71	77.42	100.86	112.24

Net Assets, end of period ($ x 1,000)	206,901	239,954	198,340	375,112	1,107,998

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.

See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	20.51	14.49	22.15	66.75	32.10
Investment Operations:
Investment (loss)—net [a]	(.42)	(.32)	(.41)	(.54)	(.90)
Net realized and unrealized
gain (loss) on investments	(1.33)	6.34	(7.25)	(44.06)	35.80
Total from Investment Operations	(1.75)	6.02	(7.66)	(44.60)	34.90
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.25)
Net asset value, end of period	18.76	20.51	14.49	22.15	66.75

Total Return (%) [b]	(8.53)	41.55	(34.58)	(66.82)	109.06

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.33	2.51	2.38	2.00	1.91
Ratio of net investment (loss)
to average net assets	(1.98)	(2.00)	(1.95)	(1.44)	(1.55)
Portfolio Turnover Rate	127.75	61.71	77.42	100.86	112.24

Net Assets, end of period ($ x 1,000)	87,980	107,737	91,048	182,418	602,842

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.

See notes to financial statements.
18

		Year Ended August 31,

Class R Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	21.63	15.05	22.72	67.69	32.22
Investment Operations:
Investment (loss)—net [a]	(.05)	(.08)	(.16)	(.14)	(.30)
Net realized and unrealized
gain (loss) on investments	(1.52)	6.66	(7.51)	(44.83)	36.02
Total from Investment Operations	(1.57)	6.58	(7.67)	(44.97)	35.72
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.25)
Net asset value, end of period	20.06	21.63	15.05	22.72	67.69

Total Return (%) [b]	(7.26)	43.72	(33.76)	(66.44)	111.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.97	1.15	.86	.86
Ratio of net investment (loss)
to average net assets	(.26)	(.45)	(.73)	(.34)	(.48)
Portfolio Turnover Rate	127.75	61.71	77.42	100.86	112.24

Net Assets, end of period ($ x 1,000)	1,051,240	14,750	8,318	9,872	85,803

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	20.90	14.70	22.38	67.26	32.21
Investment Operations:
Investment (loss)—net [a]	(.31)	(.25)	(.34)	(.39)	(.66)
Net realized and unrealized
gain (loss) on investments	(1.37)	6.45	(7.34)	(44.49)	35.96
Total from Investment Operations	(1.68)	6.20	(7.68)	(44.88)	35.30
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.25)
Net asset value, end of period	19.22	20.90	14.70	22.38	67.26

Total Return (%) [b]	(8.04)	42.18	(34.32)	(66.72)	109.93

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	2.07	1.99	1.59	1.48
Ratio of net investment (loss)
to average net assets	(1.43)	(1.56)	(1.56)	(1.04)	(1.11)
Portfolio Turnover Rate	127.75	61.71	77.42	100.86	112.24

Net Assets, end of period ($ x 1,000)	4,931	4,451	3,364	6,583	19,049

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On December 17, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of the Dreyfus Premier NexTech Fund, a series of Dreyfus Premier Opportunity Funds, Inc., were trans-

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

ferred to the fund in exchange for shares of Common Stock of the fund of equal value. The fund’s net asset value on December 17, 2003 was $21.96 per share for Class A shares, $21.10 per share for Class B shares, $21.11 per share for Class C shares and $21.54 per share for Class T shares and a total of 814,156 Class A shares, 1,254,690 Class B shares, 402,445 Class C shares and 60,337 Class T shares, representing net assets of $17,878,863 Class A shares, $26,473,963 Class B shares, $8,495,607 Class C shares and $1,299,662 Class T shares (including $6,108,533 net unrealized appreciation on investments), were issued to Dreyfus Premier NexTech Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,546,390,525 and unrealized depreciation $13,827,688. In addition, the fund had $47,088,181 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Dreyfus Premier NexTech Fund. If not applied, $16,085,504 of the carryover expires in fiscal 2008, $263,898,789 expires in fiscal 2009, $804,803,097 expires in fiscal 2010, $388,377,633 expires in fiscal 2011 and $73,225,502 expires in fiscal 2012.

During the period ended August 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses and reversal of open wash sales and capital loss carryover from the merger with Dreyfus Premier NexTech Fund, the fund increased accumulated undistributed investment income-net by $13,179,637, decreased accumulated net realized gain (loss) on investments by $270,930,402 and increased paid-in capital by $257,750,765. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
26

managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2004, the Distributor retained $76,967 and $1,617 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $837,033 and $8,309 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $1,883,666, $823,956 and $13,766, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $1,151,575, $627,889, $274,652 and $13,766, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $1,575,381 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $224,308 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,112,354, Rule 12b-1 distribution plan fees $188,956, shareholder services plan fees $148,168, custodian fees $50,585 and transfer agency per account fees $586,808.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short (excluding short-term securities, $1,160,212,210 of securities received as a subscription-in-kind and $44,537,691 of securities received pursuant to the merger with Dreyfus Premier NexTech Fund):
	Purchases ($)	Sales ($)

Long transactions	962,774,785	1,075,457,984
Short sale transactions	2,509,162	2,441,358
Total	965,283,947	1,077,899,342

During the period ended August 31, 2004, cash and securities with a total value of $1,223,182,804 were received as a subscription-in-kind in exchange for 55,675,139 Class R shares of the fund.

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)
28

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract.At August 31, 2004, there were no forward currency exchange contracts outstanding.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At August 31, 2004, there were no securities sold short outstanding.

At August 31, 2004, the cost of investments for federal income tax purposes was $1,822,289,805 accordingly, accumulated net unrealized depreciation on investments was $13,826,940, consisting of $128,554,103 gross unrealized appreciation and $142,381,043 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

30

Shareholders and Board of Directors Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

The Fund

33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

34

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Technology Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0255AR0804

Dreyfus Small Company Value Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION

Back Cover

2
Dreyfus
Small Company Value Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Small Company Value Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Peter Higgins.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced a total return of 9.26% .1 In comparison, the fund’s benchmark, the Russell 2000 Value Index, produced a total return of 19.49% for the same period.2

We attribute the fund’s performance to the effects of an improving economic and a positive stock market environment during the first half of the reporting period and a generally lackluster market environment during the second half of the reporting period.The fund’s return underperformed its benchmark, largely because the fund held more technology stocks, which fared relatively poorly, and fewer of the better-performing financial stocks than the benchmark.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, it normally invests at least 80% of its assets in stocks of companies with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs).

The portfolio manager identifies potential investments through extensive quantitative and fundamental research.When selecting stocks, we emphasize three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or the overall efficiency and profitability as measured by return on

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

assets and return on equity; and business momentum, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

What other factors influenced the fund’s performance?

During the first half of the reporting period, the economy showed signs of strengthening, leading to higher corporate earnings and strong gains for stocks in a variety of industry groups.The 2003 tax cuts and low interest rates helped support consumer spending, and corporations began to feel more comfortable investing in productivity-improving technologies. By the second half of the reporting period, however, several factors began to weigh heavily on the market, including ongoing instability in Iraq, rising oil prices, an apparent resurgence of inflationary pressures and rising expectations that the Federal Reserve Board would begin to raise interest rates. As a result, stocks generally gained little ground during the first eight months of 2004.

While these changing economic and market conditions had some effect on business fundamentals for the fund’s investments, it should be noted that we choose stocks based on company-by-company analysis rather than according to broad economic or market trends. This approach led us to a relatively heavy emphasis on technology stocks, including software and semiconductor stocks, which generally produced disappointing results during the second half of the reporting period. In addition, the fund’s returns were hindered by its relatively limited exposure to some of the benchmark’s better-performing financial stocks, most notably banks and mortgage companies. The fund’s financial holdings were comprised primarily of brokerage firms, which suffered when the stock market failed to advance during the second half of the reporting period.

On the other hand, our bottom-up approach to security selection worked particularly well in three areas: energy, basic industries and health care. The fund benefited from its relatively heavy exposure to energy stocks, which rose along with oil prices.We focused primarily on energy service companies,which performed well as the major integrated oil companies ramped up their exploration and production efforts.

Several stocks within the basic industries group also contributed strongly to the fund’s performance, including Massey Energy, a leading coal miner based in Virginia, which benefited from the greater use of coal in steel manufacturing; and U.S. Steel, which benefited from rising global demand for construction materials. Within the health care sector, the fund benefited from a number of companies in a variety of industries.

What is the fund’s current strategy?

We continue to seek to identify investment opportunities in individual companies that we believe to be attractively valued, fundamentally strong and have catalysts in place to realize higher valuations. We recently have found a number of opportunities in the health care, technology and consumer services sectors, as stock prices in these areas have become more attractive to us. Conversely, we have modestly trimmed the fund’s exposure to the transportation, basic materials and capital goods areas, taking profits when holdings in these groups reached their price targets.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund

5

FUND PERFORMANCE
Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index

Average Annual Total Returns	as of 8/31/04
	1 Year	5 Years	10 Years

Fund	9.26%	7.63%	13.04%
† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 8/31/94 to a $10,000 investment made on that date in the Russell 2000 Value Index (the “Index”).All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index of small-cap value stock performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING TEMENT OF INVESTMENTS YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Company Value Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 5.54
Ending value (after expenses)	$837.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 6.09
Ending value (after expenses)	$1,019.10

  Expenses are equal to the fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—99.4%	Shares	Value ($)

Basic Industries—7.7%
AK Steel Holding	11,600 [a]	70,644
Allegheny Technologies	97,800	1,839,618
Arch Coal	400 [b]	12,892
GrafTech International	113,100 [a]	1,205,646
Great Lakes Chemical	92,400	2,413,488
Hercules	122,300 [a]	1,677,956
Massey Energy	73,200	2,014,464
PolyOne	206,000 [a]	1,462,600
Timken	37,300	867,225
United States Steel	43,400	1,601,894
		13,166,427
Capital Goods—16.1%
AGCO	97,300 [a]	1,945,027
Apogee Enterprises	179,100	2,018,457
Arris Group	368,497 [a]	1,680,346
BE Aerospace	137,520 [a]	1,457,712
Bookham Technology, ADR	1,275,400 [a]	841,764
Collins & Aikman	373,700 [a]	1,733,968
CommScope	103,500 [a]	2,056,545
Flowserve	37,100 [a]	851,074
Gateway	182,000 [a]	798,980
IKON Office Solutions	61,700	695,976
MasTec	209,000 [a]	1,130,690
Navistar International	69,200 [a]	2,475,976
Quanta Services	178,100 [a]	1,143,402
Shaw Group	252,800 [a]	2,601,312
Terex	54,100 [a]	1,954,633
Titan	92,500 [a]	1,224,700
Wabtec	54,800	937,628
York International	62,400	2,031,744
		27,579,934
Consumer Durables—1.3%
Cache	49,100 [a]	659,904
Fleetwood Enterprises	105,400 [a]	1,345,958

8

Common Stocks (continued)	Shares	Value ($)

Consumer Durables (continued)
Kirkland’s	38,500 [a]	296,450
		2,302,312
Consumer Non-Durables—5.0%
Action Performance Cos.	66,900 [b]	730,548
Anchor Glass Container	66,300	552,942
Intertape Polymer Group	103,000	833,270
Kellwood	47,200	1,722,800
Krispy Kreme Doughnuts	76,800 [a,b]	989,184
NBTY	64,100 [a]	1,533,913
ProQuest	17,500 [a]	425,250
Reader’s Digest Association	44,000	625,680
Sports Authority	13,620 [a]	289,153
Wilson Greatbatch Technologies	55,700 [a]	912,366
		8,615,106
Consumer Services—10.2%
Bombay	105,100 [a]	578,050
Clark	66,800 [a]	898,460
Corinthian Colleges	139,300 [a]	1,583,841
Cumulus Media, Cl. A	42,700 [a]	644,770
Digitas	128,100 [a]	915,915
Dollar Thrifty Automotive Group	42,000 [a]	1,016,400
EarthLink	184,900 [a]	1,850,849
ebookers, ADR	173,500 [a]	928,225
Finlay Enterprises	56,010 [a]	1,050,747
G & K Services, Cl. A	10,700	389,587
Linens ‘n Things	75,200 [a]	1,886,016
Multimedia Games	59,000 [a,b]	851,960
Orbitz, Cl. A	113,200 [a]	2,097,596
Performance Food Group	80,200 [a,b]	1,764,400
Tetra Tech	50,700 [a]	900,939
		17,357,755
Energy—7.3%
Chesapeake Energy	165,700	2,341,341
Global Industries	227,700 [a]	1,218,195

The Fund
9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Grant Prideco	57,900 [a]	1,057,833
Key Energy Services	309,300 [a]	3,120,837
Lone Star Technologies	45,400 [a]	1,394,688
Parker Drilling	298,100 [a]	965,844
Patterson-UTI Energy	137,020	2,373,186
		12,471,924
Financial Services—14.8%
Ameritrade Holding	138,200 [a]	1,574,098
Bristol West Holdings	17,800	294,234
Delphi Financial Group, Cl. A	15,350	603,562
E*TRADE Financial	392,200 [a]	4,620,116
Erie Indemnity, Cl. A	17,800	885,372
Infinity Property & Casualty	25,170	690,161
Knight Trading Group	373,500 [a]	3,383,910
LaBranche & Co.	198,900 [b]	1,630,980
Metris Companies	197,400	1,614,732
Montpelier Re Holdings	32,450	1,119,201
PartnerRe	27,300	1,401,309
Phoenix Companies	159,600 [b]	1,680,588
Safety Insurance Group	38,000 [b]	813,200
Santander BanCorp	39,750	967,118
Scottish Re Group	156,900	3,332,556
Webster Financial	14,800	728,160
		25,339,297
Health Care—5.4%
Accredo Health	20,100 [a]	439,185
Alpharma, Cl. A	87,400	1,194,758
Enzon Pharmaceuticals	176,000 [a]	2,449,920
LifePoint Hospitals	23,500 [a]	678,915
PAREXEL International	17,000 [a]	327,250
Par Pharmaceutical	36,600 [a]	1,502,064
Pharmaceutical Product Development	24,900 [a]	845,355
Quidel	235,000 [a]	855,400
Savient Pharmaceuticals	442,500 [a]	969,075
		9,261,922

10

Common Stocks (continued)	Shares	Value ($)

Technology—22.9%
Amkor Technology	124,800 [a,b]	474,240
Art Technology Group	374,900 [a,b]	360,279
Artesyn Technologies	119,600 [a]	1,017,796
Ascential Software	136,500 [a]	1,769,040
Axcelis Technologies	320,600 [a]	2,500,680
Borland Software	36,400 [a]	295,932
Cray	254,400 [a]	971,808
Emulex	95,000 [a]	1,007,950
Enterasys Networks	428,100 [a]	770,580
Fairchild Semiconductor International	202,300 [a]	2,494,359
FileNET	57,800 [a]	1,135,192
Foundry Networks	46,300 [a]	422,256
Hutchinson Technology	83,200 [a]	2,023,424
IONA Technologies, ADR	256,500 [a,b]	1,072,170
Insight Enterprises	50,300 [a]	804,800
Integrated Device Technology	157,900 [a]	1,691,109
LTX	427,100 [a]	2,195,294
Lattice Semiconductor	151,700 [a,b]	691,752
MRO Software	132,100 [a]	1,253,629
ManTech International, Cl. A	16,900 [a]	270,738
Manugistics Group	366,300 [a]	842,490
Mattson Technology	46,500 [a]	346,890
Maxtor	156,700 [a]	658,140
McDATA, Cl. A	195,900 [a,b]	1,010,844
Mentor Graphics	176,300 [a]	1,928,722
Micromuse	160,900 [a]	638,773
NVIDIA	75,500 [a]	940,730
Nuance Communications	263,500 [a]	1,069,810
Parametric Technology	299,400 [a]	1,458,078
Photronics	175,370 [a,b]	2,516,560
REMEC	172,200 [a]	893,718
SafeNet	60,500 [a]	1,721,225
TriZetto Group	44,200 [a]	272,714
webMethods	427,700 [a]	1,749,293
		39,271,015

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Transportation—4.6%
Central Freight Lines	70,200 [a]	468,936
Continental Airlines Cl. B	86,700 [a,b]	836,655
ExpressJet Holdings	71,400 [a]	767,550
FLYi	105,200 [a,b]	488,128
Overnite	6,500	197,860
Pinnacle Airlines	53,500 [a]	522,749
Quality Distribution	87,000 [a]	538,530
Swift Transportation	85,600 [a]	1,556,208
Yellow Roadway	58,900 [a]	2,417,256
		7,793,872
Utilities—4.1%
AirGate PCS	135,880 [a]	2,350,724
Calpine	528,000 [a,b]	1,805,760
Dobson Communications, Cl. A	904,700 [a,b]	1,266,580
UbiquiTel	374,000 [a,b]	1,548,360
		6,971,424
Total Common Stocks
(cost $165,652,820)		170,130,988

	Principal
Short-Term Investments—.4%	Amount ($)	Value ($)

U.S. Treasury Bills:
1.29%, 9/16/2004	108,000	107,935
1.38%, 9/23/2004	601,000	600,477
Total Short-Term Investments
(cost $708,435 )		708,412

12

Investment of Cash Collateral
for Securities Loaned—7.3%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,555,150)		12,555,150 [c]	12,555,150

Total Investments (cost $178,916,405)		107.1%	183,394,550

Liabilities, Less Cash and Receivables		(7.1%)	(12,227,237)

Net Assets		100.0%	171,167,313

[a] Non-income producing.
[b]	All or a portion of these securities are on loan.At August 31, 2004, the total market value of the fund’s securities on
	loan is $11,048,340 and the total market value of the collateral held by the fund is $12,555,150.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Technology	22.9	Short-Term/Money Market Investments 7.7
Capital Goods	16.1	Energy	7.3
Financial Services	14.8	Health Care	5.4
Consumer Services	10.2	Other	15.0
Basic Industries	7.7		107.1

† Based on net assets.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $11,048,340)—Note 1(c):
Unaffiliated issuers	166,361,255	170,839,400
Affiliated issuers	12,555,150	12,555,150
Cash		246,242
Receivable for investment securities sold		2,762,152
Dividends and interest receivable		56,925
Receivable for shares of Common Stock subscribed		12,818
Prepaid expenses		3,246
		186,475,933

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		167,860
Liability for securities on loan—Note 1(c)		12,555,150
Payable for investment securities purchased		2,333,153
Payable for shares of Common Stock redeemed		132,833
Accrued expenses		119,624
		15,308,620

Net Assets ($)		171,167,313

Composition of Net Assets ($):
Paid-in capital		199,161,614
Accumulated net realized gain (loss) on investments		(32,472,446)
Accumulated net unrealized appreciation
(depreciation) on investments		4,478,145

Net Assets ($)		171,167,313

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		8,381,147
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		20.42

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $1,327 foreign taxes withheld at source)	695,011
Income from securities lending	150,751
Interest	7,197
Total Income	852,959
Expenses:
Management fee—Note 3(a)	1,648,419
Shareholder servicing costs—Note 3(b)	877,746
Custodian fees—Note 3(b)	51,542
Professional fees	39,060
Prospectus and shareholders’ reports	30,366
Registration fees	19,272
Directors’ fees and expenses—Note 3(c)	4,586
Interest expense—Note 2	4,261
Loan commitment fees—Note 2	8
Miscellaneous	6,692
Total Expenses	2,681,952
Investment (Loss)—Net	(1,828,993)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	46,586,180
Net unrealized appreciation (depreciation) on investments	(23,473,154)
Net Realized and Unrealized Gain (Loss) on Investments	23,113,026
Net Increase in Net Assets Resulting from Operations	21,284,033

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2004	2003

Operations ($):
Investment (loss)—net	(1,828,993)	(1,258,182)
Net realized gain (loss) on investments	46,586,180	(54,451,003)
Net unrealized appreciation
(depreciation) on investments	(23,473,154)	127,037,016
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,284,033	71,327,831

Capital Stock Transactions ($):
Net proceeds from shares sold	39,482,924	28,376,441
Cost of shares redeemed	(99,364,803)	(60,314,669)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(59,881,879)	(31,938,228)
Total Increase (Decrease) in Net Assets	(38,597,846)	39,389,603

Net Assets ($):
Beginning of Period	209,765,159	170,375,556
End of Period	171,167,313	209,765,159

Capital Share Transactions (Shares):
Shares sold	1,784,339	2,120,392
Shares redeemed	(4,624,475)	(4,763,025)
Net Increase (Decrease) in Shares Outstanding	(2,840,136)	(2,642,633)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

				Ten Months
				Ended
	Year Ended August 31,			August 31,	Year Ended October 31,

	2004	2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	18.69	12.29	25.86	24.03	20.72	17.06
Investment Operations:
Investment (loss)—net [b]	(.18)	(.10)	(.15)	(.13)	(.13)	(.16)
Net realized and unrealized
gain (loss) on investments	1.91	6.50	(6.36)	3.57	4.85	3.82
Total from
Investment Operations	1.73	6.40	(6.51)	3.44	4.72	3.66
Distributions:
Dividends from net realized
gain on investments	—	—	(7.06)	(1.61)	(1.41)	—
Net asset value, end of period	20.42	18.69	12.29	25.86	24.03	20.72

Total Return (%)	9.26	52.08	(35.65)	16.23[c]	23.78	21.45

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.29	1.21	.93[c]	1.20	1.28
Ratio of net investment (loss)
to average net assets	(.83)	(.79)	(.79)	(.50)[c]	(.57)	(.78)
Portfolio Turnover Rate	113.42	128.80	126.43	129.27[c]	169.12	170.38

Net Assets, end of period
($ x 1,000)	171,167	209,765	170,376	368,354	303,336	269,632

[a]	The fund changed its fiscal year from October 31 to August 31.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund

17

NOTES TO FINANCIAL STATEMENTS

18

NOTE 1—Significant Accounting Policies:

Dreyfus Small Company Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)
20

rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $23,332,050 and unrealized depreciation $4,662,251.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, the carryover expires in fiscal 2011.

During the period ended August 31,2004,as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,828,993 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2004 was approximately $278,000, with a related weighted average annualized interest rate of 1.53% .

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)
22

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2004, the fund was charged $549,473 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $101,263 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2004, the fund was charged $51,542 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $107,841, shareholder services plan fees $35,947, custodian fees $8,072 and transfer agency per account fees $16,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $245,960,266 and $308,386,603, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $188,056,801; accordingly, accumulated net unrealized depreciation on investments was $4,662,251, consisting of $26,663,737 gross unrealized appreciation and $31,325,988 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
24

litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments,of Dreyfus Small Company Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2004 and confirmation of securities not held by the custodian by correspondence with others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2004

The Fund

25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (64) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (1993)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
26

Gloria Messinger (74) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (1996)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (1996)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
The Fund
27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

28

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

29

For More	Information

Dreyfus	Transfer Agent &
Small Company	Dividend Disbursing Agent
Value Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0253AR0804

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $255,832 in 2003 and $289,394 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $49,500 in 2003 and $54,000 in 2004. These services consisted of [(i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies [CUSTOMIZE SERVICE LIST FOR FUND]].

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $85,000 in 2003 and $218,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $37,568 in 2003 and $48,665 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies [CUSTOMIZE SERVICE LIST FOR FUND].]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $8,772 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $178,250 in 2003 and $557,202 in 2003.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth & Value Funds, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2004

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)